UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS Alternative Asset Allocation VIP

Contents
3	Performance Summary
5	Portfolio Summary
5	Portfolio Management Team
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
16	Information About Your Fund's Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Performance Summary	June 30, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.80% and 1.18% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 3

Comparative Results
DWS Alternative Asset Allocation VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,917	$12,442	$12,511	$12,788	$13,845
	Average annual total return	9.17%	24.42%	7.75%	5.04%	3.31%
MSCI World Index	Growth of $10,000	$11,305	$13,904	$15,205	$19,964	$27,516
	Average annual total return	13.05%	39.04%	14.99%	14.83%	10.65%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$9,840	$9,967	$11,691	$11,608	$13,962
	Average annual total return	–1.60%	–0.33%	5.34%	3.03%	3.39%
Blended Index	Growth of $10,000	$10,851	$12,606	$14,201	$17,170	$22,990
	Average annual total return	8.51%	26.06%	12.40%	11.42%	8.68%
DWS Alternative Asset Allocation VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,900	$12,395	$12,390	$12,589	$13,461
	Average annual total return	9.00%	23.95%	7.40%	4.71%	3.02%
MSCI World Index	Growth of $10,000	$11,305	$13,904	$15,205	$19,964	$27,516
	Average annual total return	13.05%	39.04%	14.99%	14.83%	10.65%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$9,840	$9,967	$11,691	$11,608	$13,962
	Average annual total return	–1.60%	–0.33%	5.34%	3.03%	3.39%
Blended Index	Growth of $10,000	$10,851	$12,606	$14,201	$17,170	$22,990
	Average annual total return	8.51%	26.06%	12.40%	11.42%	8.68%
The growth of $10,000 is cumulative.
‡	Total returns shown for periods less than one year are not annualized.
4 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Portfolio Summary	(Unaudited)
Asset Allocation* (As a % of Investment Portfolio)	6/30/21	12/31/20
Real Asset	45%	41%
DWS Enhanced Commodity Strategy Fund	15%	12%
DWS RREEF Global Infrastructure Fund	12%	11%
DWS RREEF Real Estate Securities Fund	12%	10%
iShares Global Infrastructure ETF	5%	5%
DWS RREEF Global Real Estate Securities Fund	1%	1%
SPDR S&P Global Natural Resources ETF	—	2%
Alternative Fixed Income	18%	19%
DWS Floating Rate Fund	9%	9%
DWS Emerging Markets Fixed Income Fund	5%	5%
iShares JP Morgan USD Emerging Markets Bond ETF	4%	5%
Alternative Equity	27%	30%
SPDR Bloomberg Barclays Convertible Securities ETF	18%	21%
ishares Preferred & Income Securities ETF	6%	—
SPDR Blackstone Senior Loan ETF	3%	—
iShares U.S. Preferred Stock ETF	—	9%
Absolute Return	7%	5%
DWS Global Macro Fund	7%	5%
Cash Equivalents	3%	5%
DWS Central Cash Management Government Fund	3%	5%
	100%	100%
*	During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Fabian Degen, CFA, Portfolio Manager Multi Asset & Solutions
Portfolio Managers
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 5

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Shares	Value ($)
Mutual Funds 60.9%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	2,699,272	25,589,101
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	6,610,936	75,364,670
DWS Floating Rate Fund "Institutional" (a)	5,246,156	41,706,941
DWS Global Macro Fund "Institutional" (a)	3,188,487	33,574,764
DWS RREEF Global Infrastructure Fund "Institutional" (a)	3,299,461	57,080,668
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	632,538	5,610,608
DWS RREEF Real Estate Securities Fund "Institutional" (a)	2,269,653	56,491,669
Total Mutual Funds (Cost $265,968,864)		295,418,421
Exchange-Traded Funds 36.1%
ishares Global Infrastructure ETF	490,135	22,242,326
iShares JP Morgan USD Emerging Markets Bond ETF	187,560	21,092,998
	Shares	Value ($)
ishares Preferred & Income Securities ETF	723,343	28,452,697
SPDR Blackstone Senior Loan ETF	333,851	15,453,963
SPDR Bloomberg Barclays Convertible Securities ETF	1,013,414	87,893,396
Total Exchange-Traded Funds (Cost $136,690,905)		175,135,380
Cash Equivalents 3.1%
DWS Central Cash Management Government Fund, 0.02% (a) (b) (Cost $15,169,567)	15,169,567	15,169,567
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $417,829,336)	100.1	485,723,368
Other Assets and Liabilities, Net	(0.1)	(445,303)
Net Assets	100.0	485,278,065

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended June 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Mutual Funds 60.9%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)
24,932,114	543,902	—	—	113,085	543,902	—	2,699,272	25,589,101
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
53,979,797	8,538,043	—	—	12,846,830	163,743	—	6,610,936	75,364,670
DWS Floating Rate Fund "Institutional" (a)
40,691,313	704,853	—	—	310,775	704,853	—	5,246,156	41,706,941
DWS Global Macro Fund "Institutional" (a)
22,250,874	10,250,166	—	—	1,073,724	137,865	—	3,188,487	33,574,764
DWS RREEF Global Infrastructure Fund "Institutional" (a)
53,154,596	1,350,353	2,399,200	222,890	4,752,029	1,350,354	1,011,527	3,299,461	57,080,668
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)
4,792,369	141,674	—	—	676,565	141,674	—	632,538	5,610,608
DWS RREEF Real Estate Securities Fund "Institutional" (a)
44,650,237	5,174,881	2,399,200	379,935	8,685,816	343,882	—	2,269,653	56,491,669
Cash Equivalents 3.1%
DWS Central Cash Management Government Fund, 0.02% (a) (b)
23,563,848	41,899,770	50,294,051	—	—	2,930	—	15,169,567	15,169,567
The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
DWS ESG Liquidity Fund, 0.001% (a) (b)
—	—	—	—	—	1,045	—	—	—
268,015,148	68,603,642	55,092,451	602,825	28,458,824	3,390,248	1,011,527	39,116,070	310,587,988
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 295,418,421	$ —	$ —	$ 295,418,421
Exchange-Traded Funds	175,135,380	—	—	175,135,380
Short-Term Investments	15,169,567	—	—	15,169,567
Total	$ 485,723,368	$ —	$ —	$ 485,723,368
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 7

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated Underlying Funds, at value (cost $136,690,905)	$ 175,135,380
Investments in affiliated Underlying Funds, at value (cost $281,138,431)	310,587,988
Receivable for Fund shares sold	562
Interest receivable	105
Other assets	5,070
Total assets	485,729,105
Liabilities
Payable for Fund shares redeemed	128,018
Accrued management fee	40,596
Accrued Trustees' fees	460
Other accrued expenses and payables	281,966
Total liabilities	451,040
Net assets, at value	$ 485,278,065
Net Assets Consist of
Distributable earnings (loss)	57,706,326
Paid-in capital	427,571,739
Net assets, at value	$ 485,278,065
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($40,914,787 ÷ 2,792,817 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.65
Class B
Net Asset Value, offering and redemption price per share ($444,363,278 ÷ 30,316,422 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.66
Statement of Operations
for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Dividends	$ 1,047,766
Income distributions from affiliated Underlying Funds	3,390,248
Total income	4,438,014
Expenses:
Management fee	234,612
Administration fee	227,573
Services to shareholders	747
Record keeping fee (Class B)	284,175
Distribution service fee (Class B)	538,211
Custodian fee	2,835
Professional fees	36,231
Reports to shareholders	21,933
Trustees' fees and expenses	8,863
Other	4,946
Total expenses before expense reductions	1,360,126
Expense reductions	(43,984)
Total expenses after expense reductions	1,316,142
Net investment income	3,121,872
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	602,825
Sale of non-affiliated Underlying Funds	5,566,411
Capital gain distributions from affiliated Underlying Funds	1,011,527
7,180,763
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	28,458,824
Non-affiliated Underlying Funds	1,883,009
30,341,833
Net gain (loss)	37,522,596
Net increase (decrease) in net assets resulting from operations	$40,644,468

The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$ 3,121,872	$ 8,122,677
Net realized gain (loss)	7,180,763	(8,427,570)
Change in net unrealized appreciation (depreciation)	30,341,833	28,215,922
Net increase (decrease) in net assets resulting from operations	40,644,468	27,911,029
Distributions to shareholders:
Class A	(808,613)	(873,617)
Class B	(7,405,682)	(8,977,130)
Total distributions	(8,214,295)	(9,850,747)
Fund share transactions:
Class A
Proceeds from shares sold	2,490,933	5,411,306
Reinvestment of distributions	808,613	873,617
Payments for shares redeemed	(1,974,508)	(4,249,598)
Net increase (decrease) in net assets from Class A share transactions	1,325,038	2,035,325
Class B
Proceeds from shares sold	4,739,252	73,640,815
Reinvestment of distributions	7,405,682	8,977,130
Payments for shares redeemed	(24,672,571)	(21,769,862)
Net increase (decrease) in net assets from Class B share transactions	(12,527,637)	60,848,083
Increase (decrease) in net assets	21,227,574	80,943,690
Net assets at beginning of period	464,050,491	383,106,801
Net assets at end of period	$485,278,065	$464,050,491
Other Information
Class A
Shares outstanding at beginning of period	2,699,800	2,541,554
Shares sold	175,299	433,052
Shares issued to shareholders in reinvestment of distributions	56,428	76,499
Shares redeemed	(138,710)	(351,305)
Net increase (decrease) in Class A shares	93,017	158,246
Shares outstanding at end of period	2,792,817	2,699,800
Class B
Shares outstanding at beginning of period	31,208,785	26,180,029
Shares sold	331,009	5,958,291
Shares issued to shareholders in reinvestment of distributions	516,435	785,401
Shares redeemed	(1,739,807)	(1,714,936)
Net increase (decrease) in Class B shares	(892,363)	5,028,756
Shares outstanding at end of period	30,316,422	31,208,785
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 9

Financial Highlights
DWS Alternative Asset Allocation VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$13.70	$13.35	$12.10	$13.61	$12.97	$12.60
Income (loss) from investment operations:
Net investment income[a]	.12	.29	.40	.61	.33	.35
Net realized and unrealized gain (loss)	1.13	.40	1.35	(1.84)	.62	.31
Total from investment operations	1.25	.69	1.75	(1.23)	.95	.66
Less distributions from:
Net investment income	(.30)	(.34)	(.50)	(.28)	(.31)	(.29)
Net asset value, end of period	$14.65	$13.70	$13.35	$12.10	$13.61	$12.97
Total Return (%)[b]	9.17 *	5.71	14.68 [c]	(9.14) [c]	7.41 [c]	5.30 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	37	34	26	27	24
Ratio of expenses before expense reductions (%)[d,e]	.23 **	.23	.56	.73	.64	.56
Ratio of expenses after expense reductions (%)[d,e]	.23 **	.23	.23	.16	.19	.27
Ratio of net investment income (%)	1.68 **	2.29	3.09	4.78	2.50	2.70
Portfolio turnover rate (%)	9 *	18	10	32	55	51
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[e]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

DWS Alternative Asset Allocation VIP — Class B
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$13.68	$13.34	$12.09	$13.59	$12.96	$12.59
Income (loss) from investment operations:
Net investment income[a]	.09	.24	.37	.62	.31	.31
Net realized and unrealized gain (loss)	1.14	.41	1.34	(1.88)	.59	.31
Total from investment operations	1.23	.65	1.71	(1.26)	.90	.62
Less distributions from:
Net investment income	(.25)	(.31)	(.46)	(.24)	(.27)	(.25)
Net asset value, end of period	$14.66	$13.68	$13.34	$12.09	$13.59	$12.96
Total Return (%)[b,c]	9.00 *	5.32	14.35	(9.35)	7.01	4.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	444	427	349	208	157	107
Ratio of expenses before expense reductions (%)[d,e]	.61 **	.61	.92	1.08	.93	.85
Ratio of expenses after expense reductions (%)[d,e]	.59 **	.59	.52	.45	.48	.57
Ratio of net investment income (%)	1.30 **	1.94	2.90	4.85	2.31	2.45
Portfolio turnover rate (%)	9 *	18	10	32	55	51
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[e]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 11

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the six months ended June 30, 2021, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.
ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $421,052,953. The net unrealized appreciation for all investments based on tax cost was $64,670,415. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $69,113,598 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $4,443,183.
12 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

At December 31, 2020, the Fund had net tax basis capital loss carryforwards of approximately $17,134,000, including short-term losses ($10,810,000) and long-term losses ($6,324,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies.  In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B.	Purchases and Sales of Securities
During the six months ended June 30, 2021, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $26,703,872 and $4,798,400, respectively. Purchases and sales of Non-affiliated ETFs aggregated $15,385,055 and $44,229,760, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisors.
RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 13

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%
Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.
In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.
The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At June 30, 2021, the Fund held approximately 32% of DWS Emerging Markets Fixed Income Fund, 26% of DWS Floating Rate Fund and 14% of DWS Global Macro Fund.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.86%
Class B	1.15%
Effective May 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.20%
Class B	1.58%
For the six months ended June 30, 2021, fees waived and/or expenses reimbursed for Class B are $43,984.
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $227,573, of which $38,781 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2021
Class A	$ 100	$ 26
Class B	164	47
	$ 264	$ 73
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2021, the Distribution Service Fee aggregated $538,211, of which $91,553 is unpaid.
14 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $622, of which $292 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.	Ownership of the Fund
At June 30, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 78% and 19%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 83% and 11%, respectively.
E.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 15

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited these expenses for Class B; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,091.70	$ 1,090.00
Expenses Paid per $1,000*	$ 1.19	$ 3.06
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,023.65	$ 1,021.87
Expenses Paid per $1,000*	$ 1.15	$ 2.96
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.23%	.59%
**	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
16 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2020.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and RREEF's personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective
18 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board also noted that, from inception through October 1, 2019, DIMA waived voluntarily a portion (0.15%) of the Fund’s management fee, and noted further that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in other funds and by 0.20% on assets invested in direct investments. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019), and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the DWS Funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The
Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP	| 19

Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.
20 |	Deutsche DWS Variable Series II —DWS Alternative Asset Allocation VIP

Notes

Notes

Notes

VS2AAA-3 (R-028379-10 8/21)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS CROCI® U.S. VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
17	Information About Your Fund's Expenses
18	Liquidity Risk Management
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Performance Summary	June 30, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.80% and 1.12% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results
DWS CROCI® U.S. VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,524	$13,061	$12,224	$15,466	$19,677
	Average annual total return	15.24%	30.61%	6.92%	9.11%	7.00%
Russell 1000® Value Index	Growth of $10,000	$11,705	$14,368	$14,207	$17,525	$30,001
	Average annual total return	17.05%	43.68%	12.42%	11.87%	11.61%
DWS CROCI® U.S. VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,506	$13,022	$12,113	$15,240	$19,092
	Average annual total return	15.06%	30.22%	6.60%	8.79%	6.68%
Russell 1000® Value Index	Growth of $10,000	$11,705	$14,368	$14,207	$17,525	$30,001
	Average annual total return	17.05%	43.68%	12.42%	11.87%	11.61%
The growth of $10,000 is cumulative.
‡	Total returns shown for periods less than one year are not annualized.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 3

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/21	12/31/20
Common Stocks	100%	100%
Cash Equivalents	0%	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
Health Care	29%	25%
Consumer Staples	21%	24%
Information Technology	16%	16%
Consumer Discretionary	11%	12%
Financials	8%	5%
Communication Services	7%	11%
Industrials	7%	7%
Materials	1%	—
Energy	0%	—
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Portfolio Management Team
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity
Portfolio Managers
4 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Shares	Value ($)
Common Stocks 99.7%
Communication Services 7.4%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	76,251	2,194,504
Verizon Communications, Inc.	39,382	2,206,573
		4,401,077
Interactive Media & Services 1.7%
Facebook, Inc. "A"*	7,286	2,533,415
Media 2.7%
Comcast Corp. "A"	11,875	677,113
Fox Corp. "A"	88,369	3,281,141
ViacomCBS, Inc. "B"	2,926	132,255
		4,090,509
Consumer Discretionary 10.9%
Distributors 0.1%
Genuine Parts Co.	963	121,791
Household Durables 2.8%
D.R. Horton, Inc.	39,028	3,526,961
Garmin Ltd.	4,063	587,672
		4,114,633
Internet & Direct Marketing Retail 2.1%
eBay, Inc.	44,709	3,139,019
Multiline Retail 2.7%
Dollar General Corp.	16,806	3,636,650
Target Corp.	1,354	327,316
		3,963,966
Specialty Retail 3.1%
AutoZone, Inc.*	2,444	3,646,986
Best Buy Co., Inc.	1,071	123,144
Lowe's Companies, Inc.	2,572	498,891
O'Reilly Automotive, Inc.*	236	133,625
Tractor Supply Co.	1,121	208,573
		4,611,219
Textiles, Apparel & Luxury Goods 0.1%
Tapestry, Inc.*	3,140	136,527
Consumer Staples 20.7%
Beverages 0.4%
Constellation Brands, Inc. "A"	2,368	553,852
Food & Staples Retailing 2.1%
Kroger Co.	82,538	3,162,031
Food Products 11.2%
Campbell Soup Co.	50,729	2,312,735
Conagra Brands, Inc.	86,182	3,135,301
General Mills, Inc.	40,059	2,440,795
J M Smucker Co.	24,412	3,163,063
Kellogg Co.	38,785	2,495,039
	Shares	Value ($)
Tyson Foods, Inc. "A"	41,994	3,097,477
		16,644,410
Household Products 2.3%
Kimberly-Clark Corp.	17,099	2,287,504
Procter & Gamble Co.	8,101	1,093,068
		3,380,572
Tobacco 4.7%
Altria Group, Inc.	65,892	3,141,731
Philip Morris International, Inc.	37,885	3,754,782
		6,896,513
Energy 0.4%
Oil, Gas & Consumable Fuels
ONEOK, Inc.	4,611	256,556
Williams Companies, Inc.	11,220	297,891
		554,447
Financials 8.4%
Banks 2.7%
Bank of America Corp.	20,836	859,068
Citigroup, Inc.	5,783	409,147
Fifth Third Bancorp.	8,206	313,715
JPMorgan Chase & Co.	6,759	1,051,295
Truist Financial Corp.	8,300	460,650
U.S. Bancorp.	14,420	821,508
		3,915,383
Capital Markets 5.2%
Bank of New York Mellon Corp.	78,603	4,026,832
Northern Trust Corp.	1,525	176,320
State Street Corp.	42,688	3,512,369
		7,715,521
Consumer Finance 0.5%
Capital One Financial Corp.	2,764	427,563
Discover Financial Services	1,973	233,386
Synchrony Financial	2,470	119,845
		780,794
Health Care 28.6%
Biotechnology 11.9%
AbbVie, Inc.	31,371	3,533,629
Alexion Pharmaceuticals, Inc.*	17,711	3,253,688
Amgen, Inc.	13,156	3,206,775
Biogen, Inc.*	7,952	2,753,539
Gilead Sciences, Inc.	34,100	2,348,126
Regeneron Pharmaceuticals, Inc.*	4,592	2,564,816
		17,660,573
Health Care Providers & Services 6.6%
Cardinal Health, Inc.	43,317	2,472,968
HCA Healthcare, Inc.	1,708	353,112

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 5

	Shares	Value ($)
Laboratory Corp. of America Holdings*	12,547	3,461,090
McKesson Corp.	1,005	192,196
Quest Diagnostics, Inc.	23,917	3,156,326
Tenet Healthcare Corp.*	1,826	122,324
		9,758,016
Life Sciences Tools & Services 0.7%
Thermo Fisher Scientific, Inc.	2,013	1,015,498
Pharmaceuticals 9.4%
Bristol-Myers Squibb Co.	35,900	2,398,838
Eli Lilly & Co.	2,049	470,287
Johnson & Johnson	20,460	3,370,580
Merck & Co., Inc.	29,161	2,267,851
Pfizer, Inc.	95,609	3,744,048
Viatris, Inc.	120,445	1,721,159
		13,972,763
Industrials 6.8%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	6,679	2,527,000
Northrop Grumman Corp.	770	279,841
		2,806,841
Air Freight & Logistics 4.1%
C.H. Robinson Worldwide, Inc.	32,927	3,084,272
Expeditors International of Washington, Inc.	23,930	3,029,538
		6,113,810
Electrical Equipment 0.1%
Acuity Brands, Inc.	662	123,814
Industrial Conglomerates 0.3%
3M Co.	2,206	438,178
Machinery 0.3%
Cummins, Inc.	1,296	315,978
PACCAR, Inc.	1,964	175,287
		491,265
Professional Services 0.1%
ManpowerGroup, Inc.	1,006	119,623
Information Technology 15.7%
Communications Equipment 2.6%
Cisco Systems, Inc.	73,223	3,880,819
Electronic Equipment, Instruments & Components 0.2%
Flex Ltd.*	19,081	340,977
IT Services 3.5%
Amdocs Ltd.	43,327	3,351,777
Cognizant Technology Solutions Corp. "A"	13,030	902,458
International Business Machines Corp.	6,451	945,652
		5,199,887
	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.0%
Applied Materials, Inc.	5,252	747,885
Broadcom, Inc.	3,020	1,440,057
Intel Corp.	36,211	2,032,885
KLA Corp.	1,461	473,671
Lam Research Corp.	925	601,897
Qorvo, Inc.*	3,487	682,231
QUALCOMM, Inc.	4,761	680,490
Skyworks Solutions, Inc.	3,797	728,075
		7,387,191
Software 4.0%
Oracle Corp.	54,677	4,256,058
SS&C Technologies Holdings, Inc.	22,072	1,590,508
		5,846,566
Technology Hardware, Storage & Peripherals 0.4%
Hewlett Packard Enterprise Co.	25,224	367,766
HP, Inc.	6,683	201,760
		569,526
Materials 0.8%
Chemicals 0.2%
LyondellBasell Industries NV "A"	2,716	279,395
Containers & Packaging 0.2%
Amcor PLC	11,074	126,908
Westrock Co.	3,156	167,962
		294,870
Metals & Mining 0.4%
Newmont Corp.	7,827	496,075
Nucor Corp.	1,675	160,683
		656,758
Total Common Stocks (Cost $129,786,795)		147,672,049
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.02% (a) (Cost $456,408)	456,408	456,408
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $130,243,203)	100.0	148,128,457
Other Assets and Liabilities, Net	0.0	20,736
Net Assets	100.0	148,149,193
The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (a) (b)
4,309,705	—	4,309,705 (c)	—	—	1,113	—	—	—
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.02% (a)
621,226	4,684,133	4,848,951	—	—	117	—	456,408	456,408
4,930,931	4,684,133	9,158,656	—	—	1,230	—	456,408	456,408
*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 147,672,049	$ —	$ —	$ 147,672,049
Short-Term Investments	456,408	—	—	456,408
Total	$ 148,128,457	$ —	$ —	$ 148,128,457
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 7

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $129,786,795)	$ 147,672,049
Investment in DWS Central Cash Management Government Fund (cost $456,408)	456,408
Cash	1,937
Receivable for Fund shares sold	238
Dividends receivable	244,954
Interest receivable	4
Other assets	1,437
Total assets	148,377,027
Liabilities
Payable for Fund shares redeemed	93,950
Accrued management fee	69,890
Accrued Trustees' fees	1,407
Other accrued expenses and payables	62,587
Total liabilities	227,834
Net assets, at value	$ 148,149,193
Net Assets Consist of
Distributable earnings (loss)	10,673,858
Paid-in capital	137,475,335
Net assets, at value	$ 148,149,193
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($144,508,467 ÷ 9,895,252 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.60
Class B
Net Asset Value, offering and redemption price per share ($3,640,726 ÷ 247,986 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.68
Statement of Operations
for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Dividends	$ 1,817,358
Income distributions — DWS Central Cash Management Government Fund	117
Securities lending income, net of borrower rebates	1,113
Total income	1,818,588
Expenses:
Management fee	424,068
Administration fee	68,558
Services to shareholders	1,713
Record keeping fee (Class B)	1,031
Distribution service fee (Class B)	4,216
Custodian fee	1,569
Professional fees	36,562
Reports to shareholders	14,812
Trustees' fees and expenses	3,259
Other	3,634
Total expenses before expense reductions	559,422
Expense reductions	(51,648)
Total expenses after expense reductions	507,774
Net investment income	1,310,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	8,172,562
Change in net unrealized appreciation (depreciation) on investments	10,509,998
Net gain (loss)	18,682,560
Net increase (decrease) in net assets resulting from operations	$19,993,374

The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$ 1,310,814	$ 2,848,860
Net realized gain (loss)	8,172,562	(16,282,685)
Change in net unrealized appreciation (depreciation)	10,509,998	(5,587,930)
Net increase (decrease) in net assets resulting from operations	19,993,374	(19,021,755)
Distributions to shareholders:
Class A	(2,764,720)	(9,467,191)
Class B	(57,047)	(221,204)
Total distributions	(2,821,767)	(9,688,395)
Fund share transactions:
Class A
Proceeds from shares sold	1,605,447	6,978,119
Reinvestment of distributions	2,764,720	9,467,191
Payments for shares redeemed	(6,184,378)	(11,817,632)
Net increase (decrease) in net assets from Class A share transactions	(1,814,211)	4,627,678
Class B
Proceeds from shares sold	219,394	784,815
Reinvestment of distributions	57,047	221,204
Payments for shares redeemed	(174,792)	(873,871)
Net increase (decrease) in net assets from Class B share transactions	101,649	132,148
Increase (decrease) in net assets	15,459,045	(23,950,324)
Net assets at beginning of period	132,690,148	156,640,472
Net assets at end of period	$148,149,193	$132,690,148
Other Information
Class A
Shares outstanding at beginning of period	10,025,875	9,489,452
Shares sold	115,532	567,975
Shares issued to shareholders in reinvestment of distributions	194,562	895,666
Shares redeemed	(440,717)	(927,218)
Net increase (decrease) in Class A shares	(130,623)	536,423
Shares outstanding at end of period	9,895,252	10,025,875
Class B
Shares outstanding at beginning of period	240,926	226,957
Shares sold	15,303	65,344
Shares issued to shareholders in reinvestment of distributions	3,989	20,809
Shares redeemed	(12,232)	(72,184)
Net increase (decrease) in Class B shares	7,060	13,969
Shares outstanding at end of period	247,986	240,926
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 9

Financial Highlights
DWS CROCI® U.S. VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$12.92	$16.12	$13.46	$16.64	$13.75	$15.29
Income (loss) from investment operations:
Net investment income[a]	.13	.28	.31	.29	.24	.23
Net realized and unrealized gain (loss)	1.83	(2.47)	3.92	(1.89)	2.88	(.93)
Total from investment operations	1.96	(2.19)	4.23	(1.60)	3.12	(.70)
Less distributions from:
Net investment income	(.28)	(.31)	(.30)	(.41)	(.23)	(.14)
Net realized gains	—	(.70)	(1.27)	(1.17)	—	(.70)
Total distributions	(.28)	(1.01)	(1.57)	(1.58)	(.23)	(.84)
Net asset value, end of period	$14.60	$12.92	$16.12	$13.46	$16.64	$13.75
Total Return (%)[b]	15.24 *	(12.16)	32.95	(10.50)	22.88 [c]	(4.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	130	153	125	153	227
Ratio of expenses before expense reductions (%)[d]	.78 **	.84	.84	.84	.82	.81
Ratio of expenses after expense reductions (%)[d]	.71 **	.69	.70	.72	.72	.74
Ratio of net investment income (%)	1.86 **	2.28	2.13	1.89	1.59	1.66
Portfolio turnover rate (%)	36 *	122	111	100	97	293
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

DWS CROCI® U.S. VIP — Class B
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$12.97	$16.17	$13.50	$16.67	$13.78	$15.31
Income (loss) from investment operations:
Net investment income[a]	.11	.24	.27	.24	.20	.19
Net realized and unrealized gain (loss)	1.84	(2.47)	3.92	(1.88)	2.87	(.92)
Total from investment operations	1.95	(2.23)	4.19	(1.64)	3.07	(.73)
Less distributions from:
Net investment income	(.24)	(.27)	(.25)	(.36)	(.18)	(.10)
Net realized gains	—	(.70)	(1.27)	(1.17)	—	(.70)
Total distributions	(.24)	(.97)	(1.52)	(1.53)	(.18)	(.80)
Net asset value, end of period	$14.68	$12.97	$16.17	$13.50	$16.67	$13.78
Total Return (%)[b]	15.06 *	(12.41)	32.49	(10.71)	22.45 [c]	(4.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	4	3	4	4
Ratio of expenses before expense reductions (%)[d]	1.10 **	1.16	1.16	1.16	1.15	1.13
Ratio of expenses after expense reductions (%)[d]	1.02 **	1.00	1.02	1.04	1.03	1.05
Ratio of net investment income (%)	1.55 **	1.96	1.82	1.55	1.31	1.37
Portfolio turnover rate (%)	36 *	122	111	100	97	293
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 11

Notes to Financial Statements	(Unaudited)
A. Organization and Significant Accounting Policies
DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at
12 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2021, the Fund had no securities on loan.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2020, the Fund had net tax basis capital loss carryforwards of approximately $16,383,000, including short-term losses ($7,570,000) and long-term losses ($8,813,000), which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $130,514,441. The net unrealized appreciation for all investments based on tax cost was $17,614,016. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $19,278,087 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,664,071.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 13

period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the six months ended June 30, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $50,752,791 and $53,361,587, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.600%
Next $750 million	.575%
Next $1.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Next $2.5 billion	.475%
Next $2.5 billion	.450%
Over $12.5 billion	.425%
Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.69%
Class B	1.00%
Effective May 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual
14 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.75%
Class B	1.06%
For the six months ended June 30, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 50,267
Class B	1,381
$ 51,648
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $68,558, of which $11,806 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2021
Class A	$ 239	$ 72
Class B	144	45
	$ 383	$ 117
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2021, the Distribution Service Fee aggregated $4,216, of which $744 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $613, of which $294 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $84.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 15

D.	Ownership of the Fund
At June 30, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 35%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 56% and 16%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
16 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,152.40	$ 1,150.60
Expenses Paid per $1,000*	$ 3.79	$ 5.44
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,021.27	$ 1,019.74
Expenses Paid per $1,000*	$ 3.56	$ 5.11
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.71%	1.02%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 17

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
18 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 19

outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2019.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board also noted that, effective October 1, 2020, in connection with the 2020 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
20 |	Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Deutsche DWS Variable Series II —DWS CROCI® U.S. VIP	| 21

Notes

Notes

VS2CUS-3 (R-028386-10 8/21)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS Global Equity VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Managerl
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
16	Information About Your Fund's Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

Performance Summary	June 30, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 is 1.16% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
The MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 27 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to July 12, 2013, the Fund was named DWS Diversified International Equity VIP and had a subadvisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results
DWS Global Equity VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,027	$13,455	$16,545	$21,255	$25,516
	Average annual total return	10.27%	34.55%	18.27%	16.28%	9.82%
MSCI All Country World Index	Growth of $10,000	$11,230	$13,926	$15,037	$19,778	$25,700
	Average annual total return	12.30%	39.26%	14.57%	14.61%	9.90%
The growth of $10,000 is cumulative.
‡	Total returns shown for periods less than one year are not annualized.
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 3

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/21	12/31/20
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
Information Technology	28%	27%
Financials	15%	15%
Health Care	14%	17%
Consumer Discretionary	12%	11%
Communication Services	11%	11%
Industrials	10%	8%
Consumer Staples	5%	7%
Materials	4%	3%
Energy	1%	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
United States	57%	57%
China	6%	7%
Germany	5%	6%
Switzerland	5%	5%
Canada	5%	5%
France	5%	3%
Japan	3%	4%
United Kingdom	3%	3%
Ireland	3%	3%
Argentina	3%	2%
Sweden	2%	2%
Other	3%	3%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Portfolio Manager
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
4 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Shares	Value ($)
Common Stocks 99.0%
Argentina 2.6%
Globant SA*	3,170	694,800
MercadoLibre, Inc.*	125	194,724
(Cost $426,871)		889,524
Brazil 0.9%
Pagseguro Digital Ltd. "A"* (Cost $222,301)	5,800	324,336
Canada 5.0%
Agnico Eagle Mines Ltd.	4,650	281,092
Alimentation Couche-Tard, Inc. "B"	7,100	260,895
Brookfield Asset Management Reinsurance Partners Ltd. "A"*	157	8,296
Brookfield Asset Management, Inc. "A"	22,840	1,165,216
(Cost $602,581)		1,715,499
China 5.7%
Alibaba Group Holding Ltd. (ADR)*	2,400	544,272
New Oriental Education & Technology Group, Inc. (ADR)*	16,600	135,954
Ping An Insurance (Group) Co. of China Ltd. "H"	41,500	406,485
Tencent Holdings Ltd.	11,200	842,420
(Cost $1,131,500)		1,929,131
Denmark 0.2%
Ambu A/S "B" (Cost $80,154)	2,000	76,891
France 4.7%
Arkema SA	2,500	313,631
Cie de Saint-Gobain	5,400	355,625
LVMH Moet Hennessy Louis Vuitton SE	275	215,638
Schneider Electric SE	971	152,763
TotalEnergies SE	4,000	180,969
VINCI SA	3,450	368,134
(Cost $1,294,608)		1,586,760
Germany 5.4%
adidas AG	485	180,521
Allianz SE (Registered)	1,900	473,790
Deutsche Boerse AG	3,650	637,080
Evonik Industries AG	9,400	315,210
Fresenius Medical Care AG & Co. KGaA	2,870	238,353
(Cost $1,395,712)		1,844,954
Ireland 2.7%
Experian PLC	11,041	425,506
Kerry Group PLC "A" (a)	3,451	482,040
Kerry Group PLC "A" (a)	49	6,804
(Cost $484,487)		914,350
	Shares	Value ($)
Israel 0.7%
Kornit Digital Ltd.* (Cost $162,162)	1,800	223,794
Japan 3.0%
Kao Corp.	2,800	172,267
Keyence Corp.	1,200	605,644
SMC Corp.	435	257,057
(Cost $691,433)		1,034,968
Luxembourg 0.8%
Eurofins Scientific SE* (Cost $50,255)	2,330	266,334
Singapore 1.0%
DBS Group Holdings Ltd. (Cost $279,300)	15,200	336,961
Sweden 1.8%
Assa Abloy AB "B"	6,700	201,827
Spotify Technology SA* (b)	1,445	398,228
(Cost $343,592)		600,055
Switzerland 5.1%
Lonza Group AG (Registered)	1,524	1,080,183
Nestle SA (Registered)	5,185	645,680
(Cost $404,923)		1,725,863
United Kingdom 2.8%
Aon PLC "A" (b)	1,500	358,140
Halma PLC	7,500	279,288
Spirax-Sarco Engineering PLC	1,750	329,589
(Cost $282,015)		967,017
United States 56.6%
1stdibs.com, Inc.*	5,000	174,050
Activision Blizzard, Inc.	3,400	324,496
Alphabet, Inc. "A"*	450	1,098,805
Amazon.com, Inc.*	185	636,430
AMETEK, Inc.	4,195	560,032
Amphenol Corp. "A"	11,200	766,192
Apple, Inc.	4,620	632,755
Applied Materials, Inc.	5,100	726,240
AZEK Co., Inc.*	5,350	227,161
Certara, Inc.*	4,400	124,652
Danaher Corp.	4,980	1,336,433
DexCom, Inc.*	920	392,840
Ecolab, Inc.	2,280	469,612
EPAM Systems, Inc.*	1,350	689,796
Exact Sciences Corp.*	2,005	249,242
Fiserv, Inc.*	4,400	470,316
Generac Holdings, Inc.*	710	294,756
Hologic, Inc.*	3,500	233,520
Intuit, Inc.	1,050	514,678
iRhythm Technologies, Inc.*	810	53,744
JPMorgan Chase & Co.	4,550	707,707
MasterCard, Inc. "A"	1,740	635,257

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 5

	Shares	Value ($)
Match Group, Inc.*	2,820	454,725
McDonald's Corp.	1,800	415,782
Microsoft Corp.	4,290	1,162,161
Mondelez International, Inc. "A"	4,270	266,619
NVIDIA Corp.	1,130	904,113
Progressive Corp.	8,611	845,686
Quidel Corp.*	955	122,355
RingCentral, Inc. "A"*	690	200,500
Schlumberger NV	6,700	214,467
ServiceNow, Inc.*	1,375	755,631
Terminix Global Holdings, Inc.*	8,100	386,451
TJX Companies, Inc.	3,631	244,802
T-Mobile U.S., Inc.*	3,500	506,905
Vroom, Inc.*	5,200	217,672
YETI Holdings, Inc.*	6,800	624,376
Zoetis, Inc.	3,260	607,534
(Cost $7,991,772)		19,248,493
Total Common Stocks (Cost $15,843,666)		33,684,930
	Shares	Value ($)
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.02% (c) (Cost $358,046)	358,046	358,046
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $16,201,712)	100.0	34,042,976
Other Assets and Liabilities, Net	(0.0)	(10,934)
Net Assets	100.0	34,032,042
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (c) (d)
117,216	—	117,216 (e)	—	—	1,390	—	—	—
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 0.02% (c)
302,262	2,886,064	2,830,280	—	—	48	—	358,046	358,046
419,478	2,886,064	2,947,496	—	—	1,438	—	358,046	358,046
*	Non-income producing security.
(a)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b)	Listed on the New York Stock Exchange.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.

ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$ 889,524	$ —	$ —	$ 889,524
Brazil	324,336	—	—	324,336
Canada	1,715,499	—	—	1,715,499
China	1,929,131	—	—	1,929,131
Denmark	76,891	—	—	76,891
France	1,586,760	—	—	1,586,760
Germany	1,844,954	—	—	1,844,954
Ireland	914,350	—	—	914,350
Israel	223,794	—	—	223,794
Japan	1,034,968	—	—	1,034,968
Luxembourg	266,334	—	—	266,334
Singapore	336,961	—	—	336,961
Sweden	600,055	—	—	600,055
Switzerland	1,725,863	—	—	1,725,863
United Kingdom	967,017	—	—	967,017
United States	19,248,493	—	—	19,248,493
Short-Term Investments	358,046	—	—	358,046
Total	$34,042,976	$ —	$ —	$34,042,976
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 7

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $15,843,666)	$ 33,684,930
Investment in DWS Central Cash Management Government Fund (cost $358,046)	358,046
Foreign currency, at value (cost $30,058)	28,874
Receivable for Fund shares sold	64
Dividends receivable	22,314
Interest receivable	45
Foreign taxes recoverable	16,650
Other assets	273
Total assets	34,111,196
Liabilities
Payable for investments purchased	8,768
Payable for Fund shares redeemed	16,023
Accrued management fee	9,776
Accrued Trustees' fees	156
Other accrued expenses and payables	44,431
Total liabilities	79,154
Net assets, at value	$ 34,032,042
Net Assets Consist of
Distributable earnings (loss)	19,100,309
Paid-in capital	14,931,733
Net assets, at value	$ 34,032,042
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($34,032,042 ÷ 2,105,249 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.17
Statement of Operations
for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $19,424)	$ 230,918
Income distributions — DWS Central Cash Management Government Fund	48
Securities lending income, net of borrower rebates	1,390
Total income	232,356
Expenses:
Management fee	105,176
Administration fee	15,695
Services to shareholders	88
Custodian fee	3,318
Professional fees	36,109
Reports to shareholders	12,821
Trustees' fees and expenses	1,598
Other	4,850
Total expenses before expense reductions	179,655
Expense reductions	(43,181)
Total expenses after expense reductions	136,474
Net investment income	95,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,240,398
Foreign currency	2,772
1,243,170
Change in net unrealized appreciation (depreciation) on:
Investments	1,881,086
Foreign currency	(3,911)
1,877,175
Net gain (loss)	3,120,345
Net increase (decrease) in net assets resulting from operations	$3,216,227

The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$ 95,882	$ 108,295
Net realized gain (loss)	1,243,170	1,394,668
Change in net unrealized appreciation (depreciation)	1,877,175	4,807,712
Net increase (decrease) in net assets resulting from operations	3,216,227	6,310,675
Distributions to shareholders:
Class A	(1,500,691)	(1,173,276)
Fund share transactions:
Class A
Proceeds from shares sold	717,605	850,800
Reinvestment of distributions	1,500,691	1,173,276
Payments for shares redeemed	(1,846,243)	(5,118,359)
Net increase (decrease) in net assets from Class A share transactions	372,053	(3,094,283)
Increase (decrease) in net assets	2,087,589	2,043,116
Net assets at beginning of period	31,944,453	29,901,337
Net assets at end of period	$34,032,042	$31,944,453
Other Information
Class A
Shares outstanding at beginning of period	2,081,012	2,310,277
Shares sold	45,918	63,092
Shares issued to shareholders in reinvestment of distributions	95,101	107,739
Shares redeemed	(116,782)	(400,096)
Net increase (decrease) in Class A shares	24,237	(229,265)
Shares outstanding at end of period	2,105,249	2,081,012
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 9

Financial Highlights
DWS Global Equity VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$15.35	$12.94	$10.32	$11.70	$9.48	$9.00
Income (loss) from investment operations:
Net investment income[a]	.05	.05	.08	.06	.05	.04
Net realized and unrealized gain (loss)	1.50	2.90	3.55	(1.35)	2.22	.51
Total from investment operations	1.55	2.95	3.63	(1.29)	2.27	.55
Less distributions from:
Net investment income	(.05)	(.09)	(.06)	(.09)	(.05)	(.07)
Net realized gains	(.68)	(.45)	(.95)	—	—	—
Total distributions	(.73)	(.54)	(1.01)	(.09)	(.05)	(.07)
Net asset value, end of period	$16.17	$15.35	$12.94	$10.32	$11.70	$9.48
Total Return (%)[b]	10.27 *	24.52	36.26	(11.12)	24.04	6.11 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	32	30	25	31	43
Ratio of expenses before expense reductions (%)[d]	1.11 **	1.16	1.22	1.22	1.06	1.03
Ratio of expenses after expense reductions (%)[d]	.84 **	.84	.88	.92	.95	.95
Ratio of net investment income (%)	.59 **	.38	.69	.51	.49	.49
Portfolio turnover rate (%)	9 *	13	12	43	19	46
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS Global Equity VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 11

Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2021, the Fund had no securities on loan.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $16,258,145. The net unrealized appreciation for all investments based on tax cost was $17,784,831. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $18,224,909 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $440,078.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
12 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the six months ended June 30, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $2,946,859 and $3,984,995, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%
Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.84%.
Effective May 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.85%.
For the six months ended June 30, 2021, fees waived and/or expenses reimbursed were $43,181.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $15,695, of which $2,674 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 13

agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC aggregated $52, of which $15 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $282, of which $192 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $104.
D.	Ownership of the Fund
At June 30, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
14 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

G.	Fund Liquidation
Upon the recommendation of the Advisor, the Fund’s Board of Trustees has authorized the Fund’s termination and liquidation, effective on or about October 28, 2021 (the “Liquidation Date”). Accordingly, the Fund will involuntarily redeem the shares of any shareholder (i.e., a participating insurance company that offers the Fund) outstanding on the Liquidation Date. Existing participating insurance company investors that currently offer the fund as an investment option may continue to offer it to their contract owners until the Liquidation Date.
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 15

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A
Beginning Account Value 1/1/21	$1,000.00
Ending Account Value 6/30/21	$1,102.70
Expenses Paid per $1,000*	$ 4.38
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/21	$1,000.00
Ending Account Value 6/30/21	$1,020.63
Expenses Paid per $1,000*	$ 4.21
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Global Equity VIP	.84%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
16 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Equity VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the
18 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft- dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross- selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Deutsche DWS Variable Series II —DWS Global Equity VIP	| 19

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
20 |	Deutsche DWS Variable Series II —DWS Global Equity VIP

Notes

Notes

Notes

VS2GE-3 (R-028380-10 8/21)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS Global Income Builder VIP

Contents
3	Performance Summary
5	Portfolio Summary
6	Portfolio Management Team
7	Investment Portfolio
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights
25	Notes to Financial Statements
34	Information About Your Fund's Expenses
35	Liquidity Risk Management
35	Proxy Voting
36	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Performance Summary	June 30, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.64% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 27 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Global Income Builder VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,805	$12,438	$13,234	$15,655	$20,728
	Average annual total return	8.05%	24.38%	9.79%	9.38%	7.56%
MSCI All Country World Index	Growth of $10,000	$11,230	$13,926	$15,037	$19,778	$25,700
	Average annual total return	12.30%	39.26%	14.57%	14.61%	9.90%
Blended Index 60/40	Growth of $10,000	$10,679	$12,276	$13,821	$16,363	$21,002
	Average annual total return	6.79%	22.76%	11.39%	10.35%	7.70%
Bloomberg U.S. Universal Index	Growth of $10,000	$9,885	$10,112	$11,790	$11,864	$14,443
	Average annual total return	–1.15%	1.12%	5.64%	3.48%	3.74%

Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 3

Comparative Results
DWS Global Income Builder VIP		6-Month ‡	1-Year	3-Year	Life of Class*
Class B	Growth of $10,000	$10,791	$12,397	$13,141	$13,141
	Average annual total return	7.91%	23.97%	9.53%	9.01%
MSCI All Country World Index	Growth of $10,000	$11,230	$13,926	$15,037	$14,975
	Average annual total return	12.30%	39.26%	14.57%	13.60%
Blended Index 60/40	Growth of $10,000	$10,679	$12,276	$13,821	$13,811
	Average annual total return	6.79%	22.76%	11.39%	12.46%
Bloomberg U.S. Universal Index	Growth of $10,000	$9,885	$10,112	$11,790	$11,837
	Average annual total return	–1.15%	1.12%	5.64%	5.47%
The growth of $10,000 is cumulative.
*	Class B commenced operations on May 1, 2018.
‡	Total returns shown for periods less than one year are not annualized.
4 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/21	12/31/20
Equity	62%	61%
Common Stocks	58%	57%
Preferred Stocks	4%	4%
Warrants	0%	0%
Fixed Income	34%	37%
Corporate Bonds	21%	15%
Exchange-Traded Funds	3%	3%
Asset-Backed	3%	5%
Collateralized Mortgage Obligations	2%	3%
Commercial Mortgage-Backed Securities	2%	4%
Short-Term U.S. Treasury Obligations	2%	2%
Government & Agency Obligations	1%	1%
Mortgage-Backed Securities Pass-Throughs	0%	4%
Cash Equivalents	4%	2%
Cash Equivalents	4%	2%
	100%	100%
Sector Diversification (As a % of Equities, Preferred Securities, Warrants and Corporate Bonds)	6/30/21	12/31/20
Financials	21%	19%
Information Technology	20%	20%
Communication Services	11%	10%
Health Care	9%	9%
Consumer Discretionary	8%	9%
Industrials	7%	7%
Energy	6%	5%
Utilities	5%	6%
Consumer Staples	5%	6%
Materials	4%	5%
Real Estate	4%	4%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
United States	60%	63%
Japan	5%	5%
Canada	4%	3%
United Kingdom	4%	3%
Switzerland	4%	3%
Germany	2%	2%
France	2%	1%
Cayman Islands	2%	1%
Australia	2%	2%
Ireland	1%	2%
Hong Kong	1%	2%
Other	13%	13%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 5

Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Di Kumble, CFA, Senior Portfolio Manager Equity
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Scott Agi, CFA, Head of Investment Strategy Fixed Income
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Managers
6 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Shares	Value ($)
Common Stocks 58.0%
Communication Services 6.0%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	17,174	494,268
BCE, Inc.	7,650	377,254
Deutsche Telekom AG (Registered)	13,284	280,566
Elisa Oyj	2,892	172,557
Koninklijke KPN NV	51,092	159,574
Lumen Technologies, Inc.	11,300	153,567
Nippon Telegraph & Telephone Corp.	9,646	251,320
Orange SA	12,842	146,411
Swisscom AG (Registered)	288	164,411
Telenor ASA	12,421	209,321
Telia Co. AB	57,712	256,120
Telstra Corp., Ltd.	68,414	192,915
TELUS Corp.	7,878	176,677
Verizon Communications, Inc.	6,194	347,050
		3,382,011
Entertainment 0.6%
Activision Blizzard, Inc.	1,136	108,420
Netflix, Inc.*	400	211,284
Nintendo Co., Ltd.	356	207,072
Sea Ltd. (ADR)*	900	247,140
		773,916
Interactive Media & Services 1.8%
Alphabet, Inc. "A"*	100	244,179
Alphabet, Inc. "C"*	100	250,632
Facebook, Inc. "A"*	1,300	452,023
Match Group, Inc.*	1,500	241,875
Pinterest, Inc. "A"*	2,200	173,690
Snap, Inc. "A"*	3,100	211,234
Tencent Holdings Ltd. (ADR) (a)	3,800	286,140
Twitter, Inc.*	3,700	254,597
Zillow Group, Inc. "A"*	900	110,277
Zillow Group, Inc. "C"*	1,000	122,220
		2,346,867
Media 0.4%
Comcast Corp. "A"	5,338	304,373
Interpublic Group of Companies, Inc.	6,392	207,676
		512,049
Wireless Telecommunication Services 0.6%
KDDI Corp.	6,341	197,773
SoftBank Corp.	24,401	319,248
Vodafone Group PLC	189,190	317,554
		834,575
	Shares	Value ($)
Consumer Discretionary 4.6%
Auto Components 0.2%
Denso Corp.	3,652	249,143
Automobiles 0.8%
Bayerische Motoren Werke AG	1,742	184,476
Tesla, Inc.*	831	564,831
Toyota Motor Corp.	2,938	256,789
		1,006,096
Hotels, Restaurants & Leisure 0.7%
Evolution AB 144A	1,476	233,246
McDonald's Corp.	610	140,904
Restaurant Brands International, Inc.	1,712	110,308
Starbucks Corp.	2,289	255,933
Yum! Brands, Inc.	1,051	120,896
		861,287
Household Durables 0.3%
Garmin Ltd.	1,042	150,715
Persimmon PLC	4,417	180,735
Sekisui House Ltd.	6,426	131,794
		463,244
Internet & Direct Marketing Retail 1.5%
Amazon.com, Inc.*	528	1,816,404
Delivery Hero SE 144A*	989	130,640
		1,947,044
Multiline Retail 0.4%
Target Corp.	1,241	299,999
Wesfarmers Ltd.	4,953	219,527
		519,526
Specialty Retail 0.7%
Best Buy Co., Inc.	1,375	158,097
Chow Tai Fook Jewellery Group, Ltd.	109,200	249,502
Home Depot, Inc.	1,112	354,606
Lowe's Companies, Inc.	1,039	201,535
		963,740
Consumer Staples 3.7%
Beverages 0.5%
Coca-Cola Co.	6,482	350,741
PepsiCo, Inc.	2,306	341,680
		692,421
Food & Staples Retailing 0.7%
Endeavour Group Ltd.*	5,011	23,638
Koninklijke Ahold Delhaize NV	5,782	171,880
Tesco PLC	53,931	166,327
Walgreens Boots Alliance, Inc.	4,120	216,753
Walmart, Inc.	1,543	217,594

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 7

	Shares	Value ($)
Woolworths Group Ltd.	5,011	143,292
		939,484
Food Products 0.9%
General Mills, Inc.	2,662	162,196
Kellogg Co.	2,170	139,596
Kraft Heinz Co.	5,680	231,630
Nestle SA (Registered)	2,656	330,748
WH Group Ltd. 144A	161,731	145,394
Wilmar International Ltd.	53,339	178,497
		1,188,061
Household Products 0.6%
Colgate-Palmolive Co.	1,255	102,095
Kimberly-Clark Corp.	1,055	141,138
Procter & Gamble Co.	2,540	342,722
Reckitt Benckiser Group PLC	1,930	170,785
		756,740
Personal Products 0.2%
Unilever PLC	5,270	308,439
Tobacco 0.8%
Altria Group, Inc.	5,300	252,704
Japan Tobacco, Inc.	15,200	287,117
Philip Morris International, Inc.	4,502	446,193
		986,014
Energy 2.1%
Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	6,200	225,073
Chevron Corp.	1,953	204,557
Enbridge, Inc.	8,200	328,304
ENEOS Holdings, Inc.	36,285	151,842
Eni SpA	15,336	186,757
Exxon Mobil Corp.	5,000	315,400
Kinder Morgan, Inc.	15,100	275,273
ONEOK, Inc.	3,400	189,176
Repsol SA (a)	14,567	182,297
TC Energy Corp.	5,595	276,861
Thungela Resources Ltd.*	345	950
TotalEnergies SE	8,451	382,343
		2,718,833
Financials 9.0%
Banks 4.4%
Banco Bilbao Vizcaya Argentaria SA*	23,677	146,776
Bank of Montreal	2,784	285,362
Bank of Nova Scotia	3,715	241,613
BOC Hong Kong Holdings Ltd.	79,663	270,355
Canadian Imperial Bank of Commerce	1,720	195,796
Citizens Financial Group, Inc.	3,046	139,720
Commonwealth Bank of Australia	2,509	187,918
	Shares	Value ($)
Credit Agricole SA	15,850	222,034
DBS Group Holdings Ltd.	12,132	268,949
Fifth Third Bancorp.	4,000	152,920
Hang Seng Bank Ltd.	10,494	209,629
HSBC Holdings PLC	29,323	169,267
Huntington Bancshares, Inc.	10,476	149,493
JPMorgan Chase & Co.	1,045	162,539
KeyCorp.	10,714	221,244
Mitsubishi UFJ Financial Group, Inc.	48,214	260,437
Mizuho Financial Group, Inc.	14,235	203,412
Oversea-Chinese Banking Corp., Ltd.	26,467	235,205
PNC Financial Services Group, Inc.	899	171,493
Regions Financial Corp.	11,494	231,949
Royal Bank of Canada	3,570	361,694
Sumitomo Mitsui Financial Group, Inc.	6,673	230,052
Toronto-Dominion Bank	5,210	365,112
Truist Financial Corp.	2,880	159,840
U.S. Bancorp.	4,120	234,716
United Overseas Bank Ltd.	14,182	272,313
		5,749,838
Capital Markets 1.6%
3i Group PLC	8,136	132,016
Apollo Global Management, Inc.	5,056	314,483
BlackRock, Inc.	237	207,368
Blackstone Group, Inc. "A"	4,633	450,050
Franklin Resources., Inc.	5,818	186,118
Hong Kong Exchanges & Clearing Ltd.	2,001	119,272
Partners Group Holding AG	195	295,371
T. Rowe Price Group, Inc.	1,255	248,452
UBS Group AG (Registered)	12,198	186,678
		2,139,808
Diversified Financial Services 0.3%
M&G PLC	50,946	161,314
ORIX Corp.	11,239	189,635
		350,949
Insurance 2.7%
Allianz SE (Registered)	1,217	303,475
Assicurazioni Generali Spa	8,050	161,363
AXA SA	7,591	192,487
Dai-ichi Life Holdings, Inc.	8,200	150,131
Fidelity National Financial, Inc.	2,970	129,076
Legal & General Group PLC	60,019	213,871
Manulife Financial Corp.	14,107	277,679
MS&AD Insurance Group Holdings, Inc.	3,798	109,672
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	496	135,829
NN Group NV	3,990	188,205
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Shares	Value ($)
Poste Italiane SpA 144A	15,326	202,627
Progressive Corp.	2,600	255,346
Prudential Financial, Inc.	3,064	313,968
Sampo Oyj "A"	3,381	155,390
Sompo Holdings, Inc.	2,882	106,517
Swiss Re AG	3,903	352,145
Zurich Insurance Group AG	818	328,172
		3,575,953
Health Care 5.8%
Biotechnology 1.0%
AbbVie, Inc.	3,960	446,054
Amgen, Inc.	1,292	314,925
Gilead Sciences, Inc.	4,626	318,546
Seagen, Inc.*	1,700	268,396
		1,347,921
Health Care Equipment & Supplies 0.5%
Abbott Laboratories	2,558	296,549
Coloplast AS "B"	600	98,449
Medtronic PLC	2,289	284,134
		679,132
Health Care Providers & Services 0.6%
Cardinal Health, Inc.	2,923	166,874
CVS Health Corp.	3,069	256,077
UnitedHealth Group, Inc.	794	317,950
		740,901
Health Care Technology 0.1%
M3, Inc.	1,814	132,472
Pharmaceuticals 3.6%
Astellas Pharma, Inc.	8,510	148,185
AstraZeneca PLC	2,318	278,420
Bayer AG (Registered)	4,345	263,838
Bristol-Myers Squibb Co.	4,739	316,660
Chugai Pharmaceutical Co., Ltd.	4,917	194,830
Eli Lilly & Co.	1,679	385,364
GlaxoSmithKline PLC	13,428	263,653
Johnson & Johnson	2,456	404,601
Merck & Co., Inc.	4,586	356,653
Novartis AG (Registered)	4,179	380,841
Novo Nordisk AS "B"	2,903	243,211
Organon & Co.*	458	13,859
Pfizer, Inc.	11,067	433,384
Roche Holding AG	1,635	630,351
Sanofi	2,447	256,379
Takeda Pharmaceutical Co., Ltd.	5,273	176,518
		4,746,747
Industrials 4.2%
Aerospace & Defense 0.4%
BAE Systems PLC	31,578	228,019
Lockheed Martin Corp.	400	151,340
	Shares	Value ($)
Raytheon Technologies Corp.	2,015	171,900
		551,259
Air Freight & Logistics 0.7%
Deutsche Post AG (Registered)	4,510	306,746
FedEx Corp.	729	217,482
United Parcel Service, Inc. "B"	1,702	353,965
		878,193
Building Products 0.2%
Xinyi Glass Holdings Ltd.	50,525	205,958
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.*	2	8
Construction & Engineering 0.1%
Bouygues SA	3,822	141,351
Electrical Equipment 0.5%
ABB Ltd. (Registered)	6,375	216,278
Eaton Corp. PLC	1,716	254,277
Emerson Electric Co.	1,726	166,110
		636,665
Industrial Conglomerates 0.8%
3M Co.	1,104	219,287
CK Hutchison Holdings Ltd.	31,960	249,035
Honeywell International, Inc.	899	197,196
Jardine Matheson Holdings Ltd.	2,426	155,070
Siemens AG (Registered)	1,348	213,577
		1,034,165
Machinery 0.3%
Cummins, Inc.	579	141,166
Kone Oyj "B"	1,250	101,975
Techtronic Industries Co., Ltd.	11,000	192,110
		435,251
Professional Services 0.2%
Adecco Group AG (Registered)	2,497	169,642
Thomson Reuters Corp.	1,373	136,381
		306,023
Road & Rail 0.2%
Union Pacific Corp.	941	206,954
Trading Companies & Distributors 0.8%
Fastenal Co.	2,018	104,936
ITOCHU Corp.	6,571	189,272
Marubeni Corp.	17,100	148,704
Mitsubishi Corp.	9,109	248,274
Mitsui & Co., Ltd.	9,405	211,686
Sumitomo Corp.	14,738	197,400
		1,100,272
Information Technology 15.2%
Communications Equipment 0.4%
Cisco Systems, Inc.	7,924	419,972
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 9

	Shares	Value ($)
Telefonaktiebolaget LM Ericsson "B"	11,725	147,362
		567,334
Electronic Equipment, Instruments & Components 0.5%
Azbil Corp.	2,475	102,591
Corning, Inc.	4,805	196,525
Murata Manufacturing Co., Ltd.	2,848	217,442
TE Connectivity Ltd.	1,499	202,680
		719,238
IT Services 3.2%
Accenture PLC "A"	1,110	327,217
Adyen NV 144A*	63	153,924
Afterpay Ltd.*	1,980	175,471
Automatic Data Processing, Inc.	1,141	226,625
Broadridge Financial Solutions, Inc.	698	112,748
Fujitsu Ltd.	1,239	231,975
Infosys Ltd. (ADR)	11,300	239,447
International Business Machines Corp.	3,102	454,722
MasterCard, Inc. "A"	576	210,292
MongoDB, Inc.*	700	253,064
Paychex, Inc.	2,595	278,444
PayPal Holdings, Inc.*	965	281,278
Shopify, Inc. "A"*	300	438,739
Square, Inc. "A"*	1,958	477,360
Twilio, Inc. "A"*	507	199,839
Western Union Co.	3,964	91,053
		4,152,198
Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc.*	3,400	319,362
Analog Devices, Inc.	1,144	196,951
Applied Materials, Inc.	1,509	214,882
Broadcom, Inc.	1,149	547,889
Enphase Energy, Inc.*	1,255	230,456
Intel Corp.	4,471	251,002
KLA Corp.	879	284,980
Lam Research Corp.	456	296,719
Lasertec Corp.	800	155,470
Micron Technology, Inc.*	3,200	271,936
Monolithic Power Systems, Inc.	1,100	410,795
NVIDIA Corp.	462	369,646
QUALCOMM, Inc.	2,984	426,503
Skyworks Solutions, Inc.	712	136,526
SolarEdge Technologies, Inc.*	526	145,371
Texas Instruments, Inc.	2,704	519,979
Tokyo Electron Ltd.	526	227,644
		5,006,111
	Shares	Value ($)
Software 3.8%
Adobe, Inc.*	600	351,384
Crowdstrike Holdings, Inc. "A"*	661	166,116
DocuSign, Inc.*	600	167,742
Intuit, Inc.	530	259,790
Microsoft Corp.	8,266	2,239,259
Oracle Corp.	4,314	335,802
salesforce.com, Inc.*	1,100	268,697
SAP SE	1,025	144,438
ServiceNow, Inc.*	258	141,784
Trade Desk, Inc. "A"*	3,050	235,948
Zoom Video Communications, Inc. "A"*	933	361,099
Zscaler, Inc.*	1,439	310,910
		4,982,969
Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	19,309	2,644,561
Hewlett Packard Enterprise Co.	11,453	166,985
HP, Inc.	10,793	325,841
Logitech International SA (Registered)	2,404	291,260
NetApp, Inc.	4,351	355,999
Samsung Electronics Co., Ltd. (GDR) (Registered)	133	237,205
Seagate Technology Holdings PLC	3,512	308,810
Seiko Epson Corp.	10,701	188,215
		4,518,876
Materials 3.0%
Chemicals 0.7%
Air Products & Chemicals, Inc.	488	140,388
BASF SE	2,693	212,158
Dow, Inc.	2,234	141,367
Linde PLC	406	117,375
Nutrien Ltd.	4,770	289,024
		900,312
Construction Materials 0.2%
Holcim Ltd.*	4,879	292,661
Containers & Packaging 0.3%
Amcor PLC	14,993	171,820
International Paper Co.	3,531	216,486
		388,306
Metals & Mining 1.7%
Anglo American PLC	3,457	137,365
B2Gold Corp.	24,769	103,904
BHP Group Ltd.	9,282	338,098
BHP Group PLC	9,669	284,890
Rio Tinto Ltd.	3,558	337,916
Rio Tinto PLC	4,773	392,782
Sibanye Stillwater Ltd. (ADR)	8,000	133,840
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Shares	Value ($)
Vale SA (ADR)	18,000	410,580
		2,139,375
Paper & Forest Products 0.1%
UPM-Kymmene Oyj	3,791	143,396
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITs) 1.8%
Ascendas Real Estate Investment Trust	38,565	84,604
CapitaLand Integrated Commercial Trust	102,052	158,614
Crown Castle International Corp.	873	170,322
Iron Mountain, Inc.	5,300	224,296
Link REIT	17,140	166,118
Medical Properties Trust, Inc.	12,392	249,079
Omega Healthcare Investors, Inc.	9,300	337,497
Prologis, Inc.	918	109,729
Public Storage	489	147,038
Realty Income Corp.	1,622	108,252
VEREIT Inc.	3,500	160,755
VICI Properties, Inc. (a)	9,162	284,205
WP Carey, Inc.	1,797	134,092
		2,334,601
Real Estate Management & Development 0.1%
Sun Hung Kai Properties Ltd.	11,190	166,748
Utilities 2.5%
Electric Utilities 1.8%
American Electric Power Co., Inc.	1,567	132,552
CLP Holdings Ltd.	10,088	99,785
Duke Energy Corp.	2,082	205,535
EDP - Energias de Portugal SA	35,365	187,445
Enel SpA	27,597	256,288
Fortum Oyj	8,626	237,910
Iberdrola SA	10,567	128,807
NextEra Energy, Inc.	1,958	143,482
Power Assets Holdings Ltd.	27,500	168,769
PPL Corp.	7,235	202,363
Red Electrica Corp. SA (a)	7,536	139,890
Southern Co.	3,469	209,909
SSE PLC	10,427	216,427
		2,329,162
Gas Utilities 0.2%
Snam SpA	34,289	198,209
Multi-Utilities 0.5%
Consolidated Edison, Inc.	1,613	115,685
Dominion Energy, Inc.	2,104	154,791
National Grid PLC	13,358	170,147
Public Service Enterprise Group, Inc.	2,369	141,524
	Shares	Value ($)
Sempra Energy	959	127,048
		709,195
Total Common Stocks (Cost $55,355,414)		75,958,001
Preferred Stocks 3.5%
Consumer Discretionary 0.2%
Porsche Automobil Holding SE	2,563	274,611
Financials 1.9%
AGNC Investment Corp., Series C, 7.0%	14,427	389,817
Capital One Financial Corp., Series G, 5.2%	10,000	258,200
Fifth Third Bancorp., Series I, 6.625%	10,000	290,900
KeyCorp., Series E, 6.125%	10,000	305,800
Morgan Stanley, Series K, 5.85%	10,000	295,200
The Goldman Sachs Group, Inc., Series J, 5.5%	17,000	465,800
Wells Fargo & Co., Series Y, 5.625%	15,000	397,200
		2,402,917
Real Estate 0.8%
Kimco Realty Corp., Series L, 5.125%	15,000	388,950
Prologis, Inc., Series Q, 8.54%	164	11,693
Simon Property Group, Inc., Series J, 8.375%	8,000	558,600
VEREIT, Inc., Series F, 6.7%	5,203	131,480
		1,090,723
Utilities 0.6%
Dominion Energy, Inc., Series A, 5.25%	30,000	766,800
Total Preferred Stocks (Cost $4,360,129)		4,535,051
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,283)	170	7,304
	Principal Amount ($) (c)	Value ($)
Corporate Bonds 20.7%
Communication Services 3.2%
Alibaba Group Holding Ltd., 3.4%, 12/6/2027	300,000	327,814
America Movil SAB de CV, 4.375%, 4/22/2049	300,000	367,942
AT&T, Inc.:
1.65%, 2/1/2028	50,000	49,628
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 11

	Principal Amount ($) (c)	Value ($)
2.25%, 2/1/2032	95,000	93,239
2.75%, 6/1/2031	60,000	62,369
3.65%, 6/1/2051	100,000	103,815
CCO Holdings LLC, 144A, 4.75%, 3/1/2030	100,000	105,750
Charter Communications Operating LLC:
3.5%, 6/1/2041	105,000	105,711
3.7%, 4/1/2051	140,000	138,469
4.4%, 12/1/2061	100,000	107,449
5.05%, 3/30/2029	100,000	118,119
CSC Holdings LLC:
144A, 3.375%, 2/15/2031	200,000	188,982
144A, 4.125%, 12/1/2030	200,000	198,750
144A, 4.5%, 11/15/2031	200,000	201,228
Discovery Communications LLC, 4.0%, 9/15/2055	40,000	42,336
Grupo Televisa SAB, 5.25%, 5/24/2049 (a)	300,000	379,358
Netflix, Inc.:
4.375%, 11/15/2026	100,000	113,722
5.875%, 11/15/2028	140,000	171,840
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	300,000	298,883
T-Mobile U.S.A., Inc.:
2.05%, 2/15/2028	30,000	30,455
2.25%, 11/15/2031	115,000	113,444
2.625%, 4/15/2026	90,000	92,025
3.3%, 2/15/2051	125,000	124,794
3.375%, 4/15/2029	115,000	118,679
3.6%, 11/15/2060	25,000	25,452
4.375%, 4/15/2040	60,000	70,338
Verizon Communications, Inc.:
2.1%, 3/22/2028	55,000	56,150
2.55%, 3/21/2031 (a)	70,000	71,549
2.65%, 11/20/2040	40,000	38,493
3.7%, 3/22/2061	100,000	107,106
ViacomCBS, Inc., 4.2%, 5/19/2032	55,000	63,477
Vodafone Group PLC, 5.125%, 6/4/2081	80,000	80,800
		4,168,166
Consumer Discretionary 1.7%
1011778 BC Unlimited Liability Co., 144A, 4.375%, 1/15/2028	225,000	228,094
Carnival Corp.:
144A, 5.75%, 3/1/2027	80,000	83,800
144A, 7.625%, 3/1/2026	97,000	105,366
Dollar General Corp., 4.125%, 4/3/2050	20,000	23,429
Ford Motor Credit Co. LLC:
2.9%, 2/16/2028	200,000	199,052
3.37%, 11/17/2023	350,000	362,839
3.625%, 6/17/2031	240,000	244,651
	Principal Amount ($) (c)	Value ($)
General Motors Co., 5.4%, 4/1/2048	60,000	76,424
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	80,000	78,936
2.7%, 6/10/2031	90,000	90,324
Hilton Domestic Operating Co., Inc.:
144A, 3.625%, 2/15/2032	225,000	222,188
144A, 4.0%, 5/1/2031	125,000	126,109
Hilton Grand Vacations Borrower Escrow LLC, 144A, 4.875%, 7/1/2031	40,000	39,895
QVC, Inc., 4.75%, 2/15/2027	185,000	196,168
Royal Caribbean Cruises Ltd.:
144A, 4.25%, 7/1/2026	40,000	39,950
144A, 5.5%, 4/1/2028	50,000	52,365
		2,169,590
Consumer Staples 0.4%
Albertsons Companies, Inc.:
144A, 3.25%, 3/15/2026	100,000	101,425
144A, 3.5%, 3/15/2029	50,000	49,437
Altria Group, Inc.:
3.7%, 2/4/2051	50,000	47,432
3.875%, 9/16/2046	20,000	19,861
Anheuser-Busch InBev Worldwide, Inc.:
4.439%, 10/6/2048	50,000	59,844
5.55%, 1/23/2049	121,000	166,356
BAT Capital Corp., 2.726%, 3/25/2031	60,000	59,237
Keurig Dr Pepper, Inc., 3.8%, 5/1/2050	15,000	16,904
Smithfield Foods, Inc., 144A, 3.0%, 10/15/2030	40,000	40,329
		560,825
Energy 2.6%
BP Capital Markets America, Inc., 3.06%, 6/17/2041	100,000	100,756
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	229,214
Cheniere Energy Partners LP, 4.5%, 10/1/2029	175,000	188,125
Ecopetrol SA, 6.875%, 4/29/2030	300,000	362,103
Energy Transfer Operating LP, 5.5%, 6/1/2027	100,000	117,279
Enterprise Products Operating LLC, 4.2%, 1/31/2050	172,000	198,385
Hess Corp., 5.8%, 4/1/2047	70,000	91,212
MPLX LP, 2.65%, 8/15/2030	35,000	35,325
Petroleos Mexicanos, 6.84%, 1/23/2030	625,000	644,063
Plains All American Pipeline LP, 3.8%, 9/15/2030	50,000	53,503
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
Saudi Arabian Oil Co.:
144A, 2.25%, 11/24/2030	625,000	613,356
REG S, 3.5%, 4/16/2029	300,000	324,750
Sinopec Group Overseas Development Ltd., REG S, 2.7%, 5/13/2030	300,000	309,619
Suncor Energy, Inc., 3.75%, 3/4/2051	70,000	75,720
		3,343,410
Financials 6.1%
AerCap Ireland Capital DAC:
3.15%, 2/15/2024	150,000	157,445
4.625%, 10/15/2027	150,000	167,990
Air Lease Corp.:
3.0%, 2/1/2030	125,000	126,791
4.65%, Perpetual (d)	300,000	310,875
Aircastle Ltd., 144A, 5.25%, Perpetual (d)	130,000	131,300
Ally Financial, Inc., 4.7%, Perpetual (d)	500,000	517,850
Avolon Holdings Funding Ltd.:
144A, 2.75%, 2/21/2028	110,000	108,839
144A, 4.25%, 4/15/2026	40,000	43,347
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	200,000	193,706
Bank of America Corp.:
2.676%, 6/19/2041	60,000	58,230
4.3%, Perpetual (d)	102,000	105,468
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	300,000	303,405
Blackstone Secured Lending Fund, 144A, 3.625%, 1/15/2026	155,000	164,358
BNP Paribas SA, 144A, 4.625%, Perpetual (d)	200,000	208,204
BPCE SA, 144A, 4.875%, 4/1/2026	300,000	340,121
Capital One Financial Corp., 3.95%, Perpetual (d)	350,000	357,437
Charles Schwab Corp.:
Series H, 4.0%, Perpetual (d)	125,000	127,875
Series I, 4.0%, Perpetual (d)	265,000	276,262
Citigroup, Inc.:
2.561%, 5/1/2032	40,000	40,718
2.572%, 6/3/2031	130,000	133,643
4.0%, Perpetual (d)	300,000	310,125
HSBC Holdings PLC:
2.804%, 5/24/2032	200,000	205,250
4.0%, Perpetual (d)	240,000	243,900
4.6%, Perpetual (d)	250,000	259,375
Intesa Sanpaolo SpA:
144A, 4.198%, 6/1/2032	325,000	333,047
144A, 4.95%, 6/1/2042	250,000	258,881
	Principal Amount ($) (c)	Value ($)
JPMorgan Chase & Co.:
2.956%, 5/13/2031	55,000	57,778
3.65%, Perpetual (d)	320,000	320,448
Morgan Stanley, 3.217%, 4/22/2042	30,000	31,801
Natwest Group PLC, 4.6%, Perpetual (d)	230,000	231,081
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	12,000	12,557
REC Ltd., 144A, 4.75%, 5/19/2023	200,000	210,721
Societe Generale SA, 144A, 5.375%, Perpetual (d)	250,000	264,688
The Goldman Sachs Group, Inc., 3.8%, Perpetual (d)	325,000	330,785
Truist Financial Corp., 4.8%, Perpetual (d)	300,000	315,000
UBS Group AG, 144A, 4.375%, Perpetual (d)	200,000	204,340
Wells Fargo & Co., 3.9%, Perpetual (d)	265,000	274,354
Westpac Banking Corp., 5.0%, Perpetual (d)	200,000	214,567
		7,952,562
Health Care 1.8%
AbbVie, Inc., 4.875%, 11/14/2048	75,000	96,607
Bausch Health Companies, Inc., 144A, 4.875%, 6/1/2028	90,000	92,115
Biogen, Inc., 3.15%, 5/1/2050	50,000	49,105
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	135,000	136,856
Cigna Corp.:
2.375%, 3/15/2031	50,000	50,701
3.4%, 3/15/2051	100,000	104,405
CVS Health Corp., 5.05%, 3/25/2048	175,000	227,303
DaVita, Inc., 144A, 4.625%, 6/1/2030	140,000	143,951
Fresenius Medical Care U.S. Finance III, Inc., 144A, 2.375%, 2/16/2031	150,000	146,342
HCA, Inc., 5.25%, 6/15/2026	300,000	347,268
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	925,000	879,906
UnitedHealth Group, Inc., 3.25%, 5/15/2051	100,000	106,677
		2,381,236
Industrials 1.4%
Aadvantage Loyalty IP Ltd., 144A, 5.5%, 4/20/2026	105,000	111,169
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 13

	Principal Amount ($) (c)	Value ($)
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	200,000	208,356
Boeing Co.:
2.196%, 2/4/2026	237,000	239,265
2.75%, 2/1/2026	145,000	151,461
4.875%, 5/1/2025	98,000	109,806
5.04%, 5/1/2027	60,000	69,230
Delta Air Lines, Inc., 144A, 4.5%, 10/20/2025	30,000	32,239
FedEx Corp., 2.4%, 5/15/2031	60,000	61,063
Gartner, Inc., 144A, 3.75%, 10/1/2030	60,000	61,387
General Electric Co., 3.625%, 5/1/2030	40,000	44,603
GFL Environmental, Inc.:
144A, 3.75%, 8/1/2025	100,000	102,750
144A, 4.0%, 8/1/2028	150,000	148,177
Nielsen Finance LLC, 144A, 4.5%, 7/15/2029	60,000	60,168
Prime Security Services Borrower LLC:
144A, 5.25%, 4/15/2024	255,000	273,240
144A, 6.25%, 1/15/2028	70,000	74,462
Salesforce.Com, 2.9%, 7/15/2051 (e)	100,000	100,975
		1,848,351
Information Technology 0.9%
Broadcom, Inc.:
144A, 2.6%, 2/15/2033	70,000	68,451
5.0%, 4/15/2030	70,000	82,584
Dell International LLC, 8.35%, 7/15/2046	60,000	98,136
MSCI, Inc., 144A, 3.625%, 9/1/2030	90,000	92,039
NXP B.V., 144A, 2.5%, 5/11/2031	100,000	100,989
Open Text Corp., 144A, 3.875%, 2/15/2028	175,000	177,415
Oracle Corp.:
2.875%, 3/25/2031	45,000	46,804
3.6%, 4/1/2050	25,000	25,671
3.65%, 3/25/2041	70,000	74,225
SK Hynix, Inc., 144A, 1.5%, 1/19/2026	200,000	197,284
Square, Inc.:
144A, 2.75%, 6/1/2026	30,000	30,525
144A, 3.5%, 6/1/2031	70,000	70,613
Twilio, Inc., 3.625%, 3/15/2029	160,000	163,200
		1,227,936
Materials 0.8%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030 (a)	200,000	206,156
Berry Global, Inc., 144A, 1.65%, 1/15/2027	300,000	297,402
	Principal Amount ($) (c)		Value ($)
Glencore Funding LLC, 144A, 3.875%, 4/27/2051		70,000	73,304
LYB International Finance III LLC, 3.625%, 4/1/2051		30,000	31,670
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		256,000	287,002
Tronox, Inc., 144A, 4.625%, 3/15/2029		185,000	186,846
			1,082,380
Real Estate 0.6%
American Tower Corp., (REIT), 2.95%, 1/15/2051		35,000	33,416
Boston Properties LP, (REIT), 2.55%, 4/1/2032		75,000	75,465
Crown Castle International Corp., (REIT), 2.9%, 4/1/2041		120,000	116,727
Equinix, Inc., (REIT), 2.15%, 7/15/2030		34,000	33,783
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031		195,000	196,948
SBA Communications Corp., 144A, (REIT), 3.125%, 2/1/2029		300,000	289,220
Welltower, Inc., (REIT), 2.75%, 1/15/2031		40,000	41,219
			786,778
Utilities 1.2%
CenterPoint Energy Inc, 2.65%, 6/1/2031		30,000	30,560
ENN Energy Holdings, Ltd., 144A, 2.625%, 9/17/2030		200,000	199,522
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		200,000	222,500
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		190,000	200,687
144A, 4.25%, 7/15/2024		275,000	290,125
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		20,000	18,751
3.3%, 8/1/2040		70,000	63,215
3.5%, 8/1/2050		25,000	22,281
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	260,000	329,490
Southern California Edison Co., 2.95%, 2/1/2051		60,000	54,331
Southern Co, 3.75%, 9/15/2051		100,000	100,640
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029		65,000	65,325
			1,597,427
Total Corporate Bonds (Cost $26,345,588)			27,118,661
The accompanying notes are an integral part of the financial statements.
14 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
Asset-Backed 2.9%
Automobile Receivables 0.5%
Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023	100,000	101,588
Chase Auto Credit Linked Notes, “E”, Series 2021-1, 144A, 2.365%, 9/25/2028	550,000	550,119
		651,707
Credit Card Receivables 0.6%
Fair Square Issuance Trust, “A”, Series 2020-AA, 144A, 2.9%, 9/20/2024	800,000	808,721
Miscellaneous 1.8%
CF Hippolyta LLC, “B1”, Series 2021-1A, 144A, 1.98%, 3/15/2061	552,000	556,686
DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	216,150	218,954
Domino's Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	328,950	354,950
MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	246,141	252,959
Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	487,500	488,543
Wendy's Funding LLC, “A2II”, Series 2021-1A, 144A, 2.775%, 6/15/2051	422,000	425,866
		2,297,958
Total Asset-Backed (Cost $3,702,618)		3,758,386
Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	2,035	2,409
Federal National Mortgage Association:
4.5%, 9/1/2035	3,065	3,426
6.0%, 1/1/2024	2,875	3,002
Total Mortgage-Backed Securities Pass-Throughs (Cost $7,913)		8,837
Commercial Mortgage-Backed Securities 1.7%
Citigroup Commercial Mortgage Trust, “D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	500,000	518,667
	Principal Amount ($) (c)	Value ($)
Credit Suisse Commercial Mortgage Trust, “B”, Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.0%, 5.25% (f), 12/15/2035	700,000	711,398
Freddie Mac Multifamily Structured Credit Risk, “M2”, Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 3.768% (f), 1/25/2051	194,000	205,620
GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	241,226
MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.3%, 1.373% (f), 12/15/2033	250,000	248,542
Multifamily Connecticut Avenue Securities Trust, “M7”, Series 2019-01, 144A, 1-month USD-LIBOR + 1.7%, 1.792% (f), 10/15/2049	322,040	321,790
Total Commercial Mortgage-Backed Securities (Cost $2,377,952)		2,247,243
Collateralized Mortgage Obligations 2.4%
Connecticut Avenue Securities Trust:
“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 2.242% (f), 9/25/2031	54,249	54,635
“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 2.392% (f), 8/25/2031	80,471	81,026
Fannie Mae Connecticut Avenue Securities:
“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.0%, 2.092% (f), 3/25/2031	104,021	104,818
“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.25%, 2.342% (f), 7/25/2030	123,214	124,921
“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.35%, 2.442% (f), 1/25/2031	387,544	392,189
Federal Home Loan Mortgage Corp., “H”, Series 2278, 6.5%, 1/15/2031	94	103
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 15

	Principal Amount ($) (c)	Value ($)
Federal National Mortgage Association:
“4”, Series 406, Interest Only, 4.0%, 9/25/2040	206,120	26,798
“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	72,811	14,542
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2”, Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.85%, 1.942% (f), 2/25/2050	1,000,000	1,008,140
“M2”, Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.05%, 2.142% (f), 7/25/2049	260,254	262,541
“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.45%, 2.542% (f), 3/25/2049	367,855	373,577
“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.65%, 2.742% (f), 1/25/2049	53,201	53,972
Government National Mortgage Association:
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	74,084	4,532
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	91,217	20,288
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	88,814	19,674
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	60,846	8,811
JPMorgan Mortgage Trust, “AM”, Series 2016-3, 144A, 3.295% (f), 10/25/2046	259,849	261,950
STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.1%, 2.192% (f), 9/25/2048	324,324	328,588
Total Collateralized Mortgage Obligations (Cost $3,045,762)		3,141,105
Government & Agency Obligations 1.6%
Sovereign Bonds
Brazilian Government International Bond, 3.875%, 6/12/2030	200,000	201,680
	Principal Amount ($) (c)	Value ($)
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	200,000	204,596
Republic of Indonesia:
2.85%, 2/14/2030	625,000	647,998
3.85%, 10/15/2030 (a)	300,000	333,911
Republic of Philippines, 2.457%, 5/5/2030	625,000	649,382
Total Government & Agency Obligations (Cost $2,095,615)		2,037,567
Short-Term U.S. Treasury Obligations 1.6%
U.S. Treasury Bills:
0.058% (g), 5/19/2022 (h)	1,700,000	1,698,951
0.101% (g), 8/12/2021 (i)	175,000	174,988
0.125% (g), 8/12/2021 (i)	250,000	249,983
Total Short-Term U.S. Treasury Obligations (Cost $2,124,145)		2,123,922
	Shares	Value ($)
Exchange-Traded Funds 2.9%
SPDR Bloomberg Barclays Convertible Securities ETF (a) (Cost $2,340,555)	43,880	3,805,712
Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (j) (k) (Cost $3,705,356)	3,705,356	3,705,356
Cash Equivalents 4.5%
DWS Central Cash Management Government Fund, 0.02% (j) (Cost $5,899,790)	5,899,790	5,899,790
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $111,391,120)	102.6	134,346,935
Other Assets and Liabilities, Net	(2.6)	(3,374,332)
Net Assets	100.0	130,972,603
The accompanying notes are an integral part of the financial statements.
16 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (j) (k)
693,562	3,011,794 (l)	—	—	—	3,695	—	3,705,356	3,705,356
Cash Equivalents 4.5%
DWS Central Cash Management Government Fund, 0.02% (j)
2,394,743	27,733,850	24,228,803	—	—	451	—	5,899,790	5,899,790
3,088,305	30,745,644	24,228,803	—	—	4,146	—	9,605,146	9,605,146
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2021 amounted to $3,576,436, which is 2.7% of net assets.
(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Perpetual, callable security with no stated maturity date.
(e)	When-issued, delayed delivery or forward commitment securities included.
(f)	Variable or floating rate security. These securities are shown at their current rate as of June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At June 30, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	At June 30, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(j)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(k)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(l)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt
Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.
LIBOR: London Interbank Offered Rate
MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
S&P: Standard & Poor's
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 17

At June 30, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Euro Stoxx 50 Index	EUR	9/17/2021	11	539,556	528,969	(10,587)
MSCI E-Mini Emerging Market Index	USD	9/17/2021	88	6,030,420	6,005,120	(25,300)
Ultra Long U.S. Treasury Bond	USD	9/21/2021	25	4,660,239	4,817,187	156,948
Total net unrealized appreciation						121,061
At June 30, 2021, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	9/21/2021	15	1,979,040	1,987,500	(8,460)
5 Year U.S. Treasury Note	USD	9/30/2021	60	7,405,633	7,405,781	(148)
S&P 500 E-Mini Index	USD	9/17/2021	3	636,831	643,290	(6,459)
TOPIX Index	JPY	9/9/2021	7	1,234,048	1,224,267	9,781
Ultra 10 Year U.S. Treasury Note	USD	9/21/2021	19	2,755,340	2,796,860	(41,520)
Total net unrealized depreciation						(46,806)
At June 30, 2021, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed — 0.25% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2023	3,200,000	USD	(1,434)	260	(1,694)
Fixed — 0.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2024	2,100,000	USD	(327)	(45)	(282)
Fixed — 1.3% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2028	400,000	USD	(5,058)	91	(5,149)
Fixed — 1.63% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2031	300,000	USD	(7,804)	347	(8,151)
Total net unrealized depreciation							(15,276)
β	3-month LIBOR rate as of June 30, 2021 is 0.146%.
LIBOR: London Interbank Offered Rate
At June 30, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	450,000	USD	543,249	8/5/2021	9,289	Citigroup, Inc.
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	339,957	EUR	280,000	8/5/2021	(7,715)	Toronto-Dominion Bank
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
18 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 75,958,001	$ —	$ —	$ 75,958,001
Preferred Stocks (a)	4,535,051	—	—	4,535,051
Warrants	—	—	7,304	7,304
Corporate Bonds (a)	—	27,118,661	—	27,118,661
Asset-Backed (a)	—	3,758,386	—	3,758,386
Mortgage-Backed Securities Pass-Throughs	—	8,837	—	8,837
Commercial Mortgage-Backed Securities	—	2,247,243	—	2,247,243
Collateralized Mortgage Obligations	—	3,141,105	—	3,141,105
Government & Agency Obligations	—	2,037,567	—	2,037,567
Short-Term U.S. Treasury Obligations	—	2,123,922	—	2,123,922
Exchange-Traded Funds	3,805,712	—	—	3,805,712
Short-Term Investments (a)	9,605,146	—	—	9,605,146
Derivatives (b)
Futures Contracts	166,729	—	—	166,729
Forward Foreign Currency Contracts	—	9,289	—	9,289
Total	$ 94,070,639	$40,445,010	$7,304	$134,522,953
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (92,474)	$ —	$ —	$ (92,474)
Interest Rate Swap Contracts	—	(15,276)	—	(15,276)
Forward Foreign Currency Contracts	—	(7,715)	—	(7,715)
Total	$ (92,474)	$ (22,991)	$ —	$ (115,465)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 19

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $101,785,974) — including $3,576,436 of securities loaned	$ 124,741,789
Investment in DWS Government & Agency Securities Portfolio (cost $3,705,356)*	3,705,356
Investment in DWS Central Cash Management Government Fund (cost $5,899,790)	5,899,790
Cash	21,234
Foreign currency, at value (cost $105,598)	105,255
Receivable for investments sold	102,749
Receivable for investments sold — when-issued/delayed delivery securities	5,683,715
Receivable for Fund shares sold	8,092
Dividends receivable	167,116
Interest receivable	264,176
Unrealized appreciation on forward foreign currency contracts	9,289
Foreign taxes recoverable	78,387
Other assets	1,384
Total assets	140,788,332
Liabilities
Payable upon return of securities loaned	3,705,356
Payable for investments purchased — when-issued/delayed delivery securities	5,786,609
Payable for Fund shares redeemed	137,866
Payable for variation margin on futures contracts	31,382
Payable for variation margin on centrally cleared swaps	2,542
Unrealized depreciation on forward foreign currency contracts	7,715
Accrued management fee	39,765
Accrued Trustees' fees	1,162
Other accrued expenses and payables	103,332
Total liabilities	9,815,729
Net assets, at value	$ 130,972,603
Net Assets Consist of
Distributable earnings (loss)	31,067,785
Paid-in capital	99,904,818
Net assets, at value	$ 130,972,603
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($130,959,463 ÷ 5,021,102 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 26.08
Class B
Net Asset Value, offering and redemption price per share ($13,140 ÷ 504 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)**	$ 26.06
*	Represents collateral on securities loaned.
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.
20 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Statement of Operations
for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $79,863)	$ 1,307,624
Interest	669,367
Income distributions — DWS Central Cash Management Government Fund	451
Securities lending income, net of borrower rebates	3,695
Total income	1,981,137
Expenses:
Management fee	235,907
Administration fee	61,846
Services to shareholders	461
Distribution service fee (Class B)	16
Custodian fee	13,368
Professional fees	48,599
Reports to shareholders	24,648
Trustees' fees and expenses	2,987
Other	11,966
Total expenses before expense reductions	399,798
Expense reductions	(7)
Total expenses after expense reductions	399,791
Net investment income	1,581,346
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,002,138
Swap contracts	(141,461)
Futures	92,066
Forward foreign currency contracts	(22,683)
Foreign currency	7,269
6,937,329
Change in net unrealized appreciation (depreciation) on:
Investments	1,087,233
Swap contracts	144,848
Futures	156,413
Forward foreign currency contracts	40,211
Foreign currency	42,981
1,471,686
Net gain (loss)	8,409,015
Net increase (decrease) in net assets resulting from operations	$ 9,990,361
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 21

Statements of Changes in Net Assets
	Six Months Ended June 30, 2021	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2020
Operations:
Net investment income	$ 1,581,346	$ 2,995,370
Net realized gain (loss)	6,937,329	1,789,241
Change in net unrealized appreciation (depreciation)	1,471,686	4,431,654
Net increase (decrease) in net assets resulting from operations	9,990,361	9,216,265
Distributions to shareholders:
Class A	(4,841,632)	(6,579,884)
Class B	(443)	(575)
Total distributions	(4,842,075)	(6,580,459)
Fund share transactions:
Class A
Proceeds from shares sold	1,805,297	2,458,485
Reinvestment of distributions	4,841,632	6,579,884
Payments for shares redeemed	(7,577,519)	(14,768,561)
Net increase (decrease) in net assets from Class A share transactions	(930,590)	(5,730,192)
Class B
Reinvestment of distributions	443	575
Net increase (decrease) in net assets from Class B share transactions	443	575
Increase (decrease) in net assets	4,218,139	(3,093,811)
Net assets at beginning of period	126,754,464	129,848,275
Net assets at end of period	$130,972,603	$126,754,464
Other Information
Class A
Shares outstanding at beginning of period	5,056,269	5,271,275
Shares sold	70,383	106,312
Shares issued to shareholders in reinvestment of distributions	189,422	324,451
Shares redeemed	(294,972)	(645,769)
Net increase (decrease) in Class A shares	(35,167)	(215,006)
Shares outstanding at end of period	5,021,102	5,056,269
Class B
Shares outstanding at beginning of period	487	458.6
Shares issued to shareholders in reinvestment of distributions	17	28.4
Net increase (decrease) in Class B shares	17	28.4
Shares outstanding at end of period	504	487
The accompanying notes are an integral part of the financial statements.
22 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Financial Highlights
DWS Global Income Builder VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$25.07	$24.63	$21.33	$26.56	$23.50	$22.93
Income (loss) from investment operations:
Net investment income[a]	.32	.57	.69	.80	.71	.61
Net realized and unrealized gain (loss)	1.68	1.16	3.54	(2.67)	3.10	.91
Total from investment operations	2.00	1.73	4.23	(1.87)	3.81	1.52
Less distributions from:
Net investment income	(.62)	(.74)	(.90)	(.98)	(.75)	(.95)
Net realized gains	(.37)	(.55)	(.03)	(2.38)	—	—
Total distributions	(.99)	(1.29)	(.93)	(3.36)	(.75)	(.95)
Net asset value, end of period	$26.08	$25.07	$24.63	$21.33	$26.56	$23.50
Total Return (%)	8.05 *	8.28	20.16	(7.66) [b]	16.54	6.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131	127	130	120	147	185
Ratio of expenses before expense reductions (%)[c]	.63 **	.64	.68	.69	.63	.62
Ratio of expenses after expense reductions (%)[c]	.63 **	.64	.68	.68	.63	.62
Ratio of net investment income (%)	2.48 **	2.51	2.96	3.34	2.85	2.66
Portfolio turnover rate (%)	68 *	137	182	70	122	135
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 23

DWS Global Income Builder VIP — Class B
	Six Months Ended 6/30/21	Years Ended December 31,		Period Ended
	(Unaudited)	2020	2019	12/31/18 [a]
Selected Per Share Data
Net asset value, beginning of period	$25.01	$24.61	$21.30	$22.65
Income (loss) from investment operations:
Net investment income[b]	.27	.50	.65	.50
Net realized and unrealized gain (loss)	1.69	1.15	3.55	(1.85)
Total from investment operations	1.96	1.65	4.20	(1.35)
Less distributions from:
Net investment income	(.54)	(.70)	(.86)	—
Net realized gains	(.37)	(.55)	(.03)	—
Total distributions	(.91)	(1.25)	(.89)	—
Net asset value, end of period	$26.06	$25.01	$24.61	$21.30
Total Return (%)[c]	7.91 *	7.90	20.01	(5.96) *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13	12	11	9
Ratio of expenses before expense reductions (%)[d]	1.08 **	1.10	1.10	1.15 **
Ratio of expenses after expense reductions (%)[d]	.96 **	.93	.86	.86 **
Ratio of net investment income (%)	2.13 **	2.20	2.77	3.30 **
Portfolio turnover rate (%)	68 *	137	182	70 [e]
[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
24 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 25

their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
26 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

As of June 30, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of June 30, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 933,456	$ —	$ —	$ —	$ 933,456
Corporate Bonds	664,700	—	—	—	664,700
Government & Agency Obligations	345,000	—	—	—	345,000
Exchange-Traded Funds	1,762,200	—	—	—	1,762,200
Total Borrowings	$ 3,705,356	$ —	$ —	$ —	$ 3,705,356
Gross amount of recognized liabilities for securities lending transactions:					$ 3,705,356
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $111,946,261. The net unrealized appreciation for all investments based on tax cost was $22,400,674. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $24,060,829 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,660,155.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 27

loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.	Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2021, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
28 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

A summary of the open interest rate swap contracts as of June 30, 2021 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2021, the investment in interest rate swap contracts had a notional amount generally indicative of a range from $1,800,000 to $6,000,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2021, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of June 30, 2021, is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $10,124,000 to $12,345,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $7,617,000 to $15,184,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2021 the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of June 30, 2021, is included in the table following the Fund’s Investment Portfolio. For the six months ended June 30, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $542,000 to $939,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $340,000.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 29

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 9,781	$ 9,781
Interest Rate Contracts (a)	—	156,948	156,948
Foreign Exchange Contracts (b)	9,289	—	9,289
	$ 9,289	$ 166,729	$ 176,018
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts
Liability Derivative	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (42,346)	$ (42,346)
Interest Rate Contracts (a)	—	(15,276)	(50,128)	(65,404)
Foreign Exchange Contracts (b)	(7,715)	—	—	(7,715)
	$ (7,715)	$ (15,276)	$ (92,474)	$ (115,465)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 225,124	$ 225,124
Interest Rate Contracts (a)	—	(141,461)	(133,058)	(274,519)
Foreign Exchange Contracts (a)	(22,683)	—	—	(22,683)
	$(22,683)	$(141,461)	$ 92,066	$ (72,078)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 15,508	$ 15,508
Interest Rate Contracts (a)	—	144,848	140,905	285,753
Foreign Exchange Contracts (a)	40,211	—	—	40,211
	$ 40,211	$ 144,848	$ 156,413	$ 341,472
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of June 30, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and
30 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 9,289	$ —	$ —	$ 9,289
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Toronto-Dominion Bank	$ 7,715	$ —	$ —	$ 7,715
C.	Purchases and Sales of Securities
During the six months ended June 30, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $86,051,546 and $98,059,517, respectively.
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%
Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2021 through September 30, 2021 (through April 30, 2022 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.71%
Class B	.96%
For the six months ended June 30, 2021, fees waived and/or expenses reimbursed for Class B are $7.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $61,846, of which $10,425 is unpaid.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 31

Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2021, the Distribution Service Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2021
Class B	$ 16	$ 3
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2021
Class A	$ 267	$ 83
Class B	13	4
	$ 280	$ 87
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $743, of which $294 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $278.
E.	Ownership of the Fund
At June 30, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 67%.
F.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
32 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 33

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,080.50	$ 1,079.10
Expenses Paid per $1,000*	$ 3.25	$ 4.95
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,021.67	$ 1,020.03
Expenses Paid per $1,000*	$ 3.16	$ 4.81
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.63%	.96%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
34 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 35

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the "Independent Trustees").
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile
36 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be equal to the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the
Deutsche DWS Variable Series II —DWS Global Income Builder VIP	| 37

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
38 |	Deutsche DWS Variable Series II —DWS Global Income Builder VIP

Notes

VS2GIB-3 (R-028382-10 8/21)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS Government Money Market VIP

Contents
3	Portfolio Summary
3	Portfolio Management Team
4	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
12	Information About Your Fund's Expenses
13	Proxy Voting
14	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/21	12/31/20
Government & Agency Obligations	67%	77%
Repurchase Agreements	33%	23%
	100%	100%
Weighted Average Maturity	6/30/21	12/31/20
Deutsche DWS Variable Series II —DWS Government Money Market VIP	27 days	26 days
iMoneyNet Money Fund AverageTM— Gov’t & Agency Retail*	34 days	37 days
*	The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 4.
Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.
Portfolio Management Team
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 3

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Principal Amount ($)	Value ($)
Government & Agency Obligations 67.5%
U.S. Government Sponsored Agencies 12.1%
Federal Farm Credit Bank, SOFR + 0.07%, 0.12% (a), 8/11/2022	500,000	500,028
Federal Home Loan Bank:
0.015% (b), 8/19/2021	2,500,000	2,499,949
0.041% (b), 10/20/2021	2,000,000	1,999,753
SOFR + 0.01%, 0.06% (a), 8/1/2022	1,500,000	1,500,000
SOFR + 0.02%, 0.065% (a), 8/27/2021	1,000,000	1,000,000
SOFR + 0.12%, 0.17% (a), 2/28/2022	1,000,000	1,000,000
Federal Home Loan Mortgage Corp.:
SOFR + 0.07%, 0.12% (a), 2/25/2022	3,000,000	3,000,000
SOFR + 0.10%, 0.145% (a), 8/19/2022	1,500,000	1,500,000
SOFR + 0.15%, 0.2% (a), 3/4/2022	1,750,000	1,748,381
Federal National Mortgage Association:
SOFR + 0.30%, 0.35% (a), 1/7/2022	1,500,000	1,500,000
SOFR + 0.31%, 0.36% (a), 10/25/2021	1,500,000	1,500,000
		17,748,111
U.S. Treasury Obligations 55.4%
U.S. Treasury Bills:
0.005% (b), 7/13/2021	4,500,000	4,499,992
0.007% (b), 8/12/2021	2,400,000	2,399,982
0.008% (b), 7/13/2021	1,500,000	1,499,996
0.011% (b), 8/19/2021	3,500,000	3,499,948
0.015% (b), 8/12/2021	5,000,000	4,999,912
0.015% (b), 8/19/2021	2,500,000	2,499,949
0.015% (b), 8/26/2021	3,000,000	2,999,930
0.02% (b), 7/29/2021	500,000	499,992
0.021% (b), 7/6/2021	20,000,000	19,999,943
0.031% (b), 11/4/2021	7,000,000	6,999,253
0.035% (b), 10/28/2021	3,000,000	2,999,653
0.036% (b), 10/7/2021	450,000	449,957
0.036% (b), 11/4/2021	4,500,000	4,499,449
0.036% (b), 11/4/2021	500,000	499,938
0.042% (b), 10/21/2021	5,000,000	4,999,362
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield + 0.06%, 0.105% (a), 7/31/2022	3,500,000	3,501,404
	Principal Amount ($)	Value ($)
3-month U.S. Treasury Bill Money Market Yield + 0.11%, 0.164% (a), 4/30/2022	7,250,000	7,255,044
3-month U.S. Treasury Bill Money Market Yield + 0.15%, 0.204% (a), 1/31/2022	1,250,000	1,251,085
3-month U.S. Treasury Bill Money Market Yield + 0.22%, 0.27% (a), 7/31/2021	3,650,000	3,650,663
3-month U.S. Treasury Bill Money Market Yield + 0.30%, 0.35% (a), 10/31/2021	2,250,000	2,252,257
		81,257,709
Total Government & Agency Obligations (Cost $99,005,820)		99,005,820
Repurchase Agreements 33.4%
Citigroup Global Markets, Inc., 0.05%, dated 6/30/2021, to be repurchased at $21,700,030 on 7/1/2021 (c)	21,700,000	21,700,000
Wells Fargo Bank, 0.06%, dated 6/30/2021, to be repurchased at $27,400,183 on 7/1/2021 (d)	27,400,000	27,400,000
Total Repurchase Agreements (Cost $49,100,000)		49,100,000
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $148,105,820)	100.9	148,105,820
Other Assets and Liabilities, Net	(0.9)	(1,326,078)
Net Assets	100.0	146,779,742

(a)	Floating rate security. These securities are shown at their current rate as of June 30, 2021.
(b)	Annualized yield at time of purchase; not a coupon rate.
The accompanying notes are an integral part of the financial statements.
4 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

(c)	Collateralized by $22,138,600 U.S. Treasury Bills, Zero Coupon, with various maturity dates from 10/28/2021-11/26/2021 with a value of $22,134,022.
(d)	Collateralized by $25,404,340 Federal National Mortgage Association, 3-4.5%, with various maturity dates from 8/1/2048-2/1/2051 with a value of $27,984,000.

SOFR: Secured Overnight Financing Rate
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$ —	$ 99,005,820	$ —	$ 99,005,820
Repurchase Agreements	—	49,100,000	—	49,100,000
Total	$ —	$148,105,820	$ —	$148,105,820
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 5

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in securities, valued at amortized cost	$99,005,820
Repurchase agreements, valued at amortized cost	49,100,000
Cash	60,438
Receivable for Fund shares sold	204,789
Interest receivable	8,413
Due from Advisor	9,565
Other assets	1,800
Total assets	148,390,825
Liabilities
Payable for investments purchased	1,500,000
Payable for Fund shares redeemed	47,654
Distributions payable	630
Accrued Trustees' fees	972
Other accrued expenses and payables	61,827
Total liabilities	1,611,083
Net assets, at value	$146,779,742
Net Assets Consist of
Distributable earnings (loss)	14,984
Paid-in capital	146,764,758
Net assets, at value	$146,779,742
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($146,779,742 ÷ 146,848,474 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations
for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Interest	$ 51,094
Expenses:
Management fee	177,830
Administration fee	73,402
Services to shareholders	1,311
Custodian fee	2,232
Professional fees	25,159
Reports to shareholders	32,067
Trustees' fees and expenses	5,265
Other	6,018
Total expenses before expense reductions	323,284
Expense reductions	(279,767)
Total expenses after expense reductions	43,517
Net investment income	7,577
Net realized gain (loss) from investments	(29)
Net increase (decrease) in net assets resulting from operations	$ 7,548

The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$ 7,577	$ 308,578
Net realized gain (loss)	(29)	144
Net increase (decrease) in net assets resulting from operations	7,548	308,722
Distributions to shareholders:
Class A	(7,577)	(308,575)
Fund share transactions:
Class A
Proceeds from shares sold	71,854,576	180,940,347
Reinvestment of distributions	7,630	366,986
Payments for shares redeemed	(78,339,649)	(150,319,848)
Net increase (decrease) in net assets from Class A share transactions	(6,477,443)	30,987,485
Increase (decrease) in net assets	(6,477,472)	30,987,632
Net assets at beginning of period	153,257,214	122,269,582
Net assets at end of period	$146,779,742	$ 153,257,214
Other Information
Class A
Shares outstanding at beginning of period	153,325,917	122,338,432
Shares sold	71,854,576	180,940,347
Shares issued to shareholders in reinvestment of distributions	7,630	366,986
Shares redeemed	(78,339,649)	(150,319,848)
Net increase (decrease) in Class A shares	(6,477,443)	30,987,485
Shares outstanding at end of period	146,848,474	153,325,917
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 7

Financial Highlights
DWS Government Money Market VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.000 *	.002	.018	.014	.005	.001 [a]
Net realized gain (loss)	(.000) *	.000 *	.000 *	(.000) *	.000 *	.000 *
Total from investment operations	.000 *	.002	.018	.014	.005	.001
Less distributions from:
Net investment income	(.000) *	(.002)	(.018)	(.014)	(.005)	(.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.00 b**	.24 [b]	1.77 [b]	1.39 [b]	.45	.05 [a,b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	153	122	107	111	122
Ratio of expenses before expense reductions (%)[c]	.43 ***	.42	.47	.50	.48	.51
Ratio of expenses after expense reductions (%)[c]	.06 ***	.23	.47	.50	.48	.44
Ratio of net investment income (%)	.01 ***	.20	1.74	1.37	.45	.05 [a]
[a]	Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $.0004, 0.04%, and 0.04%, respectively.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Amount is less than $.0005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.
As of June 30, 2021, the Fund held repurchase agreements with a gross value of $49,100,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $148,105,820.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 9

The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.
B.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%
Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.
For the period from January 1, 2021 through September 30, 2021, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.
In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Fund.
For the six months ended June 30, 2021, fees waived and/or expenses reimbursed amounted to $279,767.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $73,402, of which $12,226 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC aggregated $1,116, of which $276 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $369, of which $210 is unpaid.
10 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.	Ownership of the Fund
At June 30, 2021, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 58%, 14% and 12%, respectively.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
E.	Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.
If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 11

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A
Beginning Account Value 1/1/21	$1,000.00
Ending Account Value 6/30/21	$1,000.05
Expenses Paid per $1,000*	$ .30
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/21	$1,000.00
Ending Account Value 6/30/21	$1,024.50
Expenses Paid per $1,000*	$ .30
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.06%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
12 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 13

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile and 1st quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
14 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. Based on Broadridge data provided as of December 31, 2019, the Board noted that the Fund’s Class A shares total operating expenses were higher than the median (3rd quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft- dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross- selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the
Deutsche DWS Variable Series II —DWS Government Money Market VIP	| 15

“Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
16 |	Deutsche DWS Variable Series II —DWS Government Money Market VIP

Notes

Notes

Notes

VS2GMM-3 (R-028387-10 8/21)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS High Income VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
14	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
25	Information About Your Fund's Expenses
26	Liquidity Risk Management
26	Proxy Voting
27	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS High Income VIP

Performance Summary	June 30, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.87% and 1.30% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS High Income VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,266	$11,360	$12,337	$14,123	$17,920
	Average annual total return	2.66%	13.60%	7.25%	7.15%	6.01%
ICE BofA US High Yield Index	Growth of $10,000	$10,370	$11,560	$12,291	$14,208	$18,749
	Average annual total return	3.70%	15.60%	7.12%	7.28%	6.49%
DWS High Income VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,262	$11,314	$12,220	$13,935	$17,382
	Average annual total return	2.62%	13.14%	6.91%	6.86%	5.68%
ICE BofA US High Yield Index	Growth of $10,000	$10,370	$11,560	$12,291	$14,208	$18,749
	Average annual total return	3.70%	15.60%	7.12%	7.28%	6.49%
The growth of $10,000 is cumulative.
‡	Total returns shown for periods less than one year are not annualized.
Deutsche DWS Variable Series II —DWS High Income VIP	| 3

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/21	12/31/20
Corporate Bonds	97%	98%
Cash Equivalents	2%	1%
Loan Participations and Assignments	1%	1%
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
Consumer Discretionary	23%	22%
Communication Services	16%	19%
Energy	15%	13%
Industrials	13%	10%
Materials	9%	11%
Health Care	8%	8%
Real Estate	5%	5%
Utilities	4%	4%
Financials	3%	2%
Consumer Staples	2%	4%
Information Technology	2%	2%
	100%	100%
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
BBB	5%	4%
BB	56%	61%
B	32%	30%
CCC	7%	5%
Not Rated	0%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Managers
4 |	Deutsche DWS Variable Series II —DWS High Income VIP

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Principal Amount ($)(a)	Value ($)
Corporate Bonds 96.3%
Communication Services 15.4%
Altice France Holding SA:
144A, 6.0%, 2/15/2028	200,000	199,160
144A, 10.5%, 5/15/2027	200,000	222,250
Altice France SA:
144A, 5.5%, 1/15/2028	200,000	207,540
144A, 7.375%, 5/1/2026	312,000	324,458
144A, 8.125%, 2/1/2027	200,000	217,900
Audacy Capital Corp.:
144A, 6.5%, 5/1/2027	75,000	78,000
144A, 6.75%, 3/31/2029	55,000	57,069
Avaya, Inc., 144A, 6.125%, 9/15/2028	130,000	139,139
CCO Holdings LLC:
144A, 4.75%, 3/1/2030	140,000	148,050
144A, 5.0%, 2/1/2028	150,000	157,313
144A, 5.125%, 5/1/2027	275,000	288,447
Clear Channel Outdoor Holdings, Inc., 144A, 7.5%, 6/1/2029	80,000	82,827
Clear Channel Worldwide Holdings, Inc., 144A, 5.125%, 8/15/2027	320,000	328,070
Cogent Communications Group, Inc., 144A, 3.5%, 5/1/2026	90,000	92,025
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027	250,000	255,937
CommScope, Inc.:
144A, 5.5%, 3/1/2024	130,000	133,738
144A, 7.125%, 7/1/2028	75,000	81,281
144A, 8.25%, 3/1/2027	130,000	138,944
Consolidated Communications, Inc., 144A, 6.5%, 10/1/2028	155,000	166,741
CSC Holdings LLC:
144A, 5.5%, 4/15/2027	345,000	362,267
144A, 5.75%, 1/15/2030	200,000	207,750
144A, 6.5%, 2/1/2029	200,000	221,520
Diamond Sports Group LLC, 144A, 5.375%, 8/15/2026	45,000	29,138
DISH DBS Corp.:
5.875%, 11/15/2024	96,000	103,080
7.375%, 7/1/2028	50,000	53,807
7.75%, 7/1/2026	90,000	101,925
Endure Digital, Inc., 144A, 6.0%, 2/15/2029	145,000	143,550
Frontier Communications Corp.:
144A, 5.0%, 5/1/2028	165,000	170,582
144A, 5.875%, 10/15/2027	75,000	80,344
iHeartCommunications, Inc.:
144A, 5.25%, 8/15/2027	125,000	130,675
	Principal Amount ($)(a)		Value ($)
8.375%, 5/1/2027		75,000	80,344
Lamar Media Corp., 4.875%, 1/15/2029		80,000	84,400
LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027		210,000	226,317
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029		70,000	70,438
144A, 5.0%, 8/15/2027		140,000	144,955
QualityTech LP, 144A, 3.875%, 10/1/2028		140,000	149,716
Radiate Holdco LLC:
144A, 4.5%, 9/15/2026		55,000	56,925
144A, 6.5%, 9/15/2028		210,000	220,636
Telecom Italia Capital SA, 6.375%, 11/15/2033		155,000	184,837
Uber Technologies, Inc.:
144A, 6.25%, 1/15/2028		25,000	26,905
144A, 7.5%, 5/15/2025		120,000	129,504
144A, 7.5%, 9/15/2027		50,000	54,949
ViaSat, Inc.:
144A, 5.625%, 9/15/2025		135,000	137,565
144A, 5.625%, 4/15/2027		120,000	125,260
144A, 6.5%, 7/15/2028		105,000	111,978
Virgin Media Secured Finance PLC:
144A, 5.5%, 8/15/2026		215,000	221,719
144A, 5.5%, 5/15/2029		345,000	370,875
Vodafone Group PLC, 7.0%, 4/4/2079		185,000	224,170
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	370,000	432,366
Ziggo BV, 144A, 4.875%, 1/15/2030		290,000	297,250
			8,274,636
Consumer Discretionary 22.1%
Affinity Gaming, 144A, 6.875%, 12/15/2027		120,000	127,350
American Axle & Manufacturing, Inc., 6.875%, 7/1/2028		75,000	81,914
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/2029		30,000	29,923
Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027		35,000	36,577
Boyd Gaming Corp.:
4.75%, 12/1/2027		130,000	134,550
144A, 4.75%, 6/15/2031		60,000	62,250
144A, 8.625%, 6/1/2025		120,000	132,284
Caesars Entertainment, Inc.:
144A, 6.25%, 7/1/2025		270,000	286,200
144A, 8.125%, 7/1/2027		410,000	456,002
Caesars Resort Collection LLC, 144A, 5.75%, 7/1/2025		20,000	21,075

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 5

	Principal Amount ($)(a)		Value ($)
Carnival Corp.:
144A, 5.75%, 3/1/2027		170,000	178,075
144A, 7.625%, 3/1/2026		98,000	106,453
144A, 9.875%, 8/1/2027		130,000	151,775
144A, 10.5%, 2/1/2026		80,000	93,140
144A, 11.5%, 4/1/2023		145,000	163,183
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	100,000	122,652
REG S, 4.375%, 5/15/2026	EUR	200,000	245,303
144A, 6.25%, 5/15/2026		49,000	52,200
144A, 6.75%, 5/15/2025		72,000	76,679
144A, 8.5%, 5/15/2027		55,000	59,961
Dana, Inc.:
5.375%, 11/15/2027		55,000	58,575
5.625%, 6/15/2028		25,000	27,055
Empire Communities Corp., 144A, 7.0%, 12/15/2025		80,000	84,000
Everi Holdings, Inc., 144A, 5.0%, 7/15/2029 (b)		10,000	10,000
Ford Motor Co.:
4.346%, 12/8/2026		160,000	171,400
8.5%, 4/21/2023		90,000	100,436
9.0%, 4/22/2025		285,000	351,368
9.625%, 4/22/2030		170,000	243,950
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025		209,000	216,723
3.625%, 6/17/2031		240,000	244,651
5.113%, 5/3/2029		200,000	223,896
5.125%, 6/16/2025		230,000	253,287
Forestar Group, Inc., 144A, 3.85%, 5/15/2026		90,000	90,815
Foundation Building Materials, Inc., 144A, 6.0%, 3/1/2029		110,000	108,900
Hilton Domestic Operating Co., Inc.:
144A, 3.75%, 5/1/2029		240,000	242,400
4.875%, 1/15/2030		139,000	148,382
144A, 5.375%, 5/1/2025		30,000	31,575
Hilton Grand Vacations Borrower Escrow LLC:
144A, 4.875%, 7/1/2031		30,000	29,921
144A, 5.0%, 6/1/2029		90,000	92,025
Jaguar Land Rover Automotive PLC, 144A, 5.875%, 1/15/2028		200,000	210,500
L Brands, Inc.:
144A, 6.625%, 10/1/2030		70,000	81,025
6.875%, 11/1/2035		200,000	253,250
144A, 9.375%, 7/1/2025		60,000	77,550
M/I Homes, Inc., 4.95%, 2/1/2028		130,000	135,622
Macy's Retail Holdings LLC, 144A, 5.875%, 4/1/2029		145,000	155,937
MajorDrive Holdings IV LLC, 144A, 6.375%, 6/1/2029		185,000	184,537
	Principal Amount ($)(a)	Value ($)
Marriott Ownership Resorts, Inc.:
144A, 4.5%, 6/15/2029	50,000	50,688
144A, 6.125%, 9/15/2025	150,000	159,517
Mattel, Inc.:
144A, 3.375%, 4/1/2026	75,000	77,813
144A, 3.75%, 4/1/2029	50,000	52,000
Meritage Homes Corp., 144A, 3.875%, 4/15/2029	105,000	108,675
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029	100,000	100,125
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024	100,000	96,500
144A, 5.875%, 3/15/2026	250,000	261,875
NCL Finance Ltd., 144A, 6.125%, 3/15/2028	60,000	62,877
Newell Brands, Inc., 4.7%, 4/1/2026	440,000	490,653
Peninsula Pacific Entertainment LLC, 144A, 8.5%, 11/15/2027	60,000	64,440
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	97,000	102,553
Prestige Brands, Inc., 144A, 5.125%, 1/15/2028	90,000	94,748
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026	120,000	121,678
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/2029	80,000	82,976
Royal Caribbean Cruises Ltd.:
3.7%, 3/15/2028	55,000	52,530
144A, 4.25%, 7/1/2026	10,000	9,988
144A, 5.5%, 4/1/2028	110,000	115,203
144A, 9.125%, 6/15/2023	210,000	230,475
144A, 10.875%, 6/1/2023	110,000	125,263
144A, 11.5%, 6/1/2025	50,000	57,625
Scientific Games International, Inc.:
144A, 7.0%, 5/15/2028	235,000	256,667
144A, 7.25%, 11/15/2029	125,000	141,000
SeaWorld Parks & Entertainment, Inc., 144A, 9.5%, 8/1/2025	90,000	96,525
Staples, Inc., 144A, 7.5%, 4/15/2026	210,000	217,504
Stars Group Holdings BV, 144A, 7.0%, 7/15/2026	105,000	108,679
Taylor Morrison Communities, Inc.:
144A, 5.125%, 8/1/2030	75,000	81,291
144A, 5.75%, 1/15/2028	170,000	191,930
Tenneco, Inc., 144A, 7.875%, 1/15/2029	13,000	14,682
TRI Pointe Group, Inc.:
5.25%, 6/1/2027	55,000	59,675
5.7%, 6/15/2028	80,000	88,200
The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
United Rentals North America, Inc., 5.25%, 1/15/2030	80,000	87,631
Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027	160,000	168,200
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	100,000	107,038
Victoria's Secret & Co., 144A, 4.625%, 7/15/2029 (b)	30,000	30,000
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027	105,000	103,761
144A, 7.0%, 2/15/2029	30,000	31,213
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029	15,000	15,150
Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028	60,000	61,962
Wolverine World Wide, Inc., 144A, 6.375%, 5/15/2025	150,000	159,580
Wyndham Destinations, Inc., 144A, 6.625%, 7/31/2026	120,000	135,960
Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/2028	50,000	51,911
Wynn Las Vegas LLC, 144A, 5.5%, 3/1/2025	100,000	107,686
Wynn Macau Ltd.:
144A, 5.5%, 1/15/2026	200,000	209,628
144A, 5.625%, 8/26/2028	200,000	208,500
Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029	140,000	147,875
		11,845,776
Consumer Staples 2.6%
Albertsons Companies, Inc.:
144A, 4.625%, 1/15/2027	200,000	209,190
144A, 5.875%, 2/15/2028	60,000	64,644
Chobani LLC, 144A, 4.625%, 11/15/2028	30,000	31,087
Edgewell Personal Care Co., 144A, 5.5%, 6/1/2028	70,000	74,200
JBS U.S.A. LUX SA:
144A, 5.5%, 1/15/2030	60,000	67,103
144A, 6.5%, 4/15/2029	132,000	148,336
144A, 6.75%, 2/15/2028	235,000	258,206
Kraft Heinz Foods Co., 4.25%, 3/1/2031	110,000	124,959
Pilgrim's Pride Corp.:
144A, 4.25%, 4/15/2031	75,000	77,719
144A, 5.875%, 9/30/2027	230,000	244,950
U.S. Foods, Inc., 144A, 4.75%, 2/15/2029	90,000	91,800
		1,392,194
Energy 15.8%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029	70,000	72,975
144A, 5.75%, 3/1/2027	130,000	135,200
144A, 5.75%, 1/15/2028	90,000	94,704
	Principal Amount ($)(a)	Value ($)
Antero Resources Corp.:
144A, 5.375%, 3/1/2030	50,000	51,032
144A, 7.625%, 2/1/2029	165,000	183,150
144A, 8.375%, 7/15/2026	42,000	47,775
Apache Corp.:
4.875%, 11/15/2027	55,000	59,564
5.1%, 9/1/2040	57,000	59,708
Archrock Partners LP:
144A, 6.25%, 4/1/2028	220,000	229,660
144A, 6.875%, 4/1/2027	110,000	116,737
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	30,000	30,000
144A, 8.25%, 12/31/2028	65,000	71,500
Buckeye Partners LP, 144A, 4.5%, 3/1/2028	80,000	82,025
Cheniere Energy Partners LP:
4.5%, 10/1/2029	272,000	292,400
5.625%, 10/1/2026	80,000	83,000
Cheniere Energy, Inc., 144A, 4.625%, 10/15/2028	25,000	26,375
Chesapeake Energy Corp., 144A, 5.875%, 2/1/2029	75,000	81,184
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	135,000	145,965
144A, 7.25%, 3/14/2027	100,000	107,156
Colgate Energy Partners III LLC, 144A, 5.875%, 7/1/2029	60,000	62,250
Comstock Resources, Inc.:
144A, 5.875%, 1/15/2030	30,000	30,600
144A, 6.75%, 3/1/2029	155,000	165,111
144A, 7.5%, 5/15/2025	18,000	18,675
Continental Resources, Inc., 144A, 5.75%, 1/15/2031	65,000	77,837
DCP Midstream Operating LP:
5.125%, 5/15/2029	80,000	88,400
5.375%, 7/15/2025	367,000	408,728
5.625%, 7/15/2027	50,000	56,875
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	30,000	30,460
144A, 4.375%, 6/15/2031	30,000	30,654
Endeavor Energy Resources LP:
144A, 5.5%, 1/30/2026	155,000	161,006
144A, 5.75%, 1/30/2028	70,000	74,638
144A, 6.625%, 7/15/2025	35,000	37,450
EQM Midstream Partners LP:
144A, 4.5%, 1/15/2029	50,000	50,869
144A, 4.75%, 1/15/2031	75,000	77,283
5.5%, 7/15/2028	55,000	59,432
144A, 6.0%, 7/1/2025	140,000	152,250
144A, 6.5%, 7/1/2027	80,000	89,200
EQT Corp.:
144A, 3.625%, 5/15/2031	100,000	104,250
5.0%, 1/15/2029	85,000	94,772
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 7

	Principal Amount ($)(a)	Value ($)
7.625%, 2/1/2025	105,000	122,481
8.5%, 2/1/2030	80,000	104,233
Genesis Energy LP, 7.75%, 2/1/2028	75,000	77,508
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	155,000	168,330
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	155,000	161,587
144A, 6.0%, 2/1/2031	110,000	116,600
144A, 6.25%, 11/1/2028	35,000	37,188
Indigo Natural Resources LLC, 144A, 5.375%, 2/1/2029	120,000	125,400
Murphy Oil U.S.A., Inc.:
4.75%, 9/15/2029	55,000	57,871
5.625%, 5/1/2027	65,000	68,575
NuStar Logistics LP:
5.75%, 10/1/2025	80,000	87,000
6.375%, 10/1/2030	30,000	33,147
Oasis Petroleum, Inc., 144A, 6.375%, 6/1/2026	40,000	41,709
Occidental Petroleum Corp.:
5.5%, 12/1/2025	135,000	149,178
5.55%, 3/15/2026	105,000	116,025
6.125%, 1/1/2031	255,000	300,015
6.45%, 9/15/2036	105,000	125,538
6.625%, 9/1/2030	225,000	270,000
8.0%, 7/15/2025	175,000	209,562
8.5%, 7/15/2027	100,000	125,920
Parkland Corp., 144A, 5.875%, 7/15/2027	80,000	85,270
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	30,000	30,900
Range Resources Corp.:
144A, 8.25%, 1/15/2029	280,000	315,700
9.25%, 2/1/2026	50,000	55,125
Rattler Midstream LP, 144A, 5.625%, 7/15/2025	75,000	78,844
Renewable Energy Group, Inc., 144A, 5.875%, 6/1/2028	60,000	62,925
SM Energy Co., 6.5%, 7/15/2028	80,000	82,200
Southwestern Energy Co.:
6.45%, 1/23/2025	140,000	154,980
7.75%, 10/1/2027	100,000	108,499
8.375%, 9/15/2028	50,000	56,500
Suburban Propane Partners LP, 144A, 5.0%, 6/1/2031	60,000	61,425
Sunoco LP:
144A, 4.5%, 5/15/2029	56,000	56,980
5.875%, 3/15/2028	35,000	37,188
6.0%, 4/15/2027	52,000	54,379
Superior Plus LP, 144A, 4.5%, 3/15/2029	30,000	30,901
Targa Resources Partners LP:
144A, 4.875%, 2/1/2031	30,000	32,475
5.0%, 1/15/2028	265,000	279,575
5.5%, 3/1/2030	90,000	98,969
	Principal Amount ($)(a)	Value ($)
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	50,000	50,250
USA Compression Partners LP:
6.875%, 4/1/2026	142,000	148,745
6.875%, 9/1/2027	100,000	106,828
Western Midstream Operating LP:
4.35%, 2/1/2025	80,000	84,527
5.3%, 3/1/2048	25,000	26,625
		8,438,527
Financials 1.3%
Navient Corp., 6.125%, 3/25/2024	393,000	424,149
OneMain Finance Corp.:
5.375%, 11/15/2029	80,000	87,019
8.875%, 6/1/2025	50,000	55,435
Quicken Loans LLC, 144A, 3.625%, 3/1/2029	120,000	118,500
Sabre GLBL, Inc., 144A, 7.375%, 9/1/2025	30,000	32,625
		717,728
Health Care 8.6%
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029	250,000	260,730
AdaptHealth LLC:
144A, 4.625%, 8/1/2029	55,000	55,688
144A, 6.125%, 8/1/2028	80,000	85,191
AHP Health Partners, Inc., 144A, 5.75%, 7/15/2029 (b)	105,000	106,444
Bausch Health Americas, Inc.:
144A, 8.5%, 1/31/2027	195,000	211,945
144A, 9.25%, 4/1/2026	135,000	146,839
Bausch Health Companies, Inc.:
144A, 5.25%, 2/15/2031	50,000	46,673
144A, 6.125%, 4/15/2025	145,000	148,625
Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	125,000	130,620
Centene Corp.:
2.45%, 7/15/2028 (b)	40,000	40,540
4.625%, 12/15/2029	275,000	302,437
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	65,000	65,894
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031	115,000	115,431
144A, 5.625%, 3/15/2027	60,000	64,050
144A, 6.0%, 1/15/2029	65,000	69,550
144A, 6.125%, 4/1/2030	50,000	50,750
144A, 6.875%, 4/15/2029	90,000	94,182
Encompass Health Corp.:
4.5%, 2/1/2028	45,000	46,686
4.75%, 2/1/2030	137,000	145,562
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
Endo Luxembourg Finance Company I S.a r.l., 144A, 6.125%, 4/1/2029	70,000	68,600
HCA, Inc., 5.625%, 9/1/2028	300,000	355,500
IQVIA, Inc., 144A, 5.0%, 5/15/2027	220,000	230,450
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027	75,000	75,900
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	225,000	219,375
Molina Healthcare, Inc.:
144A, 3.875%, 11/15/2030	75,000	78,094
144A, 4.375%, 6/15/2028	100,000	104,250
Organon & Co, 144A, 4.125%, 4/30/2028	200,000	203,960
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	70,000	75,781
RegionalCare Hospital Partners Holdings, Inc., 144A, 9.75%, 12/1/2026	60,000	64,575
Select Medical Corp., 144A, 6.25%, 8/15/2026	125,000	133,128
Syneos Health, Inc., 144A, 3.625%, 1/15/2029	100,000	99,000
Tenet Healthcare Corp.:
144A, 4.25%, 6/1/2029	90,000	91,125
4.625%, 7/15/2024	50,000	50,735
144A, 4.875%, 1/1/2026	190,000	197,068
144A, 5.125%, 11/1/2027	150,000	157,312
144A, 6.125%, 10/1/2028	85,000	90,579
144A, 6.25%, 2/1/2027	75,000	78,281
144A, 7.5%, 4/1/2025	50,000	54,007
		4,615,557
Industrials 11.5%
Aadvantage Loyalty IP Ltd.:
144A, 5.5%, 4/20/2026	140,000	148,225
144A, 5.75%, 4/20/2029	135,000	145,969
Allied Universal Holdco LLC, 144A, 6.0%, 6/1/2029	200,000	202,758
American Airlines, Inc., 144A, 11.75%, 7/15/2025	80,000	100,400
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/2028	30,000	30,713
Bombardier, Inc., 144A, 7.5%, 3/15/2025	95,000	97,693
Brundage-Bone Concrete Pumping Holdings, Inc., 144A, 6.0%, 2/1/2026	55,000	57,899
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028	100,000	101,983
Cimpress PLC, 144A, 7.0%, 6/15/2026	150,000	158,125
Clark Equipment Co., 144A, 5.875%, 6/1/2025	55,000	58,163
Covanta Holding Corp., 5.0%, 9/1/2030	195,000	204,750
	Principal Amount ($)(a)	Value ($)
CP Atlas Buyer, Inc., 144A, 7.0%, 12/1/2028	28,000	29,015
Delta Air Lines, Inc., 144A, 7.0%, 5/1/2025	120,000	140,039
EnerSys, 144A, 4.375%, 12/15/2027	90,000	93,662
GFL Environmental, Inc.:
144A, 3.75%, 8/1/2025	80,000	82,200
144A, 4.25%, 6/1/2025	40,000	41,662
144A, 4.75%, 6/15/2029	30,000	31,149
144A, 5.125%, 12/15/2026	50,000	52,896
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026	225,000	241,562
Howmet Aerospace, Inc., 6.875%, 5/1/2025	140,000	162,957
Imola Merger Corp., 144A, 4.75%, 5/15/2029	365,000	375,494
Jaguar Holding Co. II:
144A, 4.625%, 6/15/2025	55,000	57,750
144A, 5.0%, 6/15/2028	45,000	48,776
JELD-WEN, Inc., 144A, 4.625%, 12/15/2025	80,000	81,501
Madison IAQ LLC:
144A, 4.125%, 6/30/2028	90,000	90,900
144A, 5.875%, 6/30/2029	60,000	61,050
Masonite International Corp., 144A, 5.375%, 2/1/2028	74,000	78,416
Metis Merger Sub LLC, 144A, 6.5%, 5/15/2029	60,000	59,091
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	130,000	143,130
Moog, Inc., 144A, 4.25%, 12/15/2027	160,000	165,600
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029	95,000	99,156
Nielsen Finance LLC:
144A, 4.5%, 7/15/2029	30,000	30,084
144A, 5.625%, 10/1/2028	265,000	279,864
Owens & Minor, Inc., 144A, 4.5%, 3/31/2029	55,000	56,513
Patrick Industries, Inc., 144A, 4.75%, 5/1/2029	135,000	134,156
Prime Security Services Borrower LLC:
144A, 3.375%, 8/31/2027	70,000	67,900
144A, 5.75%, 4/15/2026	135,000	149,130
144A, 6.25%, 1/15/2028	275,000	292,531
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	155,000	156,119
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	114,000	128,934
TransDigm, Inc.:
144A, 4.625%, 1/15/2029	85,000	85,030
5.5%, 11/15/2027	115,000	119,887
144A, 6.25%, 3/15/2026	335,000	353,425
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 9

	Principal Amount ($)(a)	Value ($)
United Airlines, Inc., 144A, 4.375%, 4/15/2026	160,000	165,629
Vertical U.S. Newco, Inc., 144A, 5.25%, 7/15/2027	200,000	210,750
Vine Energy Holdings LLC, 144A, 6.75%, 4/15/2029	330,000	347,325
WESCO Distribution, Inc.:
144A, 7.125%, 6/15/2025	40,000	43,228
144A, 7.25%, 6/15/2028	105,000	116,954
		6,180,143
Information Technology 1.7%
Ahead DB Holdings LLC, 144A, 6.625%, 5/1/2028	120,000	124,145
Banff Merger Sub, Inc., 144A, 9.75%, 9/1/2026	75,000	78,938
Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025	60,000	64,200
Camelot Finance SA, 144A, 4.5%, 11/1/2026	55,000	57,544
Clarivate Science Holdings Corp.:
144A, 3.875%, 6/30/2028	90,000	90,820
144A, 4.875%, 6/30/2029	60,000	61,575
Microchip Technology, Inc., 4.25%, 9/1/2025	140,000	146,981
NCR Corp., 144A, 5.125%, 4/15/2029	190,000	195,937
Presidio Holdings, Inc.:
144A, 4.875%, 2/1/2027	50,000	51,438
144A, 8.25%, 2/1/2028	30,000	32,625
		904,203
Materials 9.0%
Arconic Corp., 144A, 6.125%, 2/15/2028	185,000	198,453
Cascades, Inc.:
144A, 5.125%, 1/15/2026	10,000	10,650
144A, 5.375%, 1/15/2028	90,000	94,613
Chemours Co.:
5.375%, 5/15/2027	95,000	103,034
144A, 5.75%, 11/15/2028	290,000	310,233
Clearwater Paper Corp.:
144A, 4.75%, 8/15/2028	80,000	79,700
144A, 5.375%, 2/1/2025	110,000	117,150
Cleveland-Cliffs, Inc.:
144A, 4.625%, 3/1/2029	31,000	32,620
144A, 4.875%, 3/1/2031	141,000	148,050
144A, 6.75%, 3/15/2026	175,000	188,781
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026	200,000	209,222
144A, 6.875%, 10/15/2027	300,000	326,910
Freeport-McMoRan, Inc.:
4.125%, 3/1/2028	270,000	281,812
4.375%, 8/1/2028	90,000	95,063
4.625%, 8/1/2030	90,000	98,550
5.0%, 9/1/2027	105,000	110,906
	Principal Amount ($)(a)	Value ($)
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026	60,000	60,225
144A, 6.125%, 4/1/2029	100,000	106,500
Kaiser Aluminum Corp.:
144A, 4.5%, 6/1/2031	50,000	51,277
144A, 4.625%, 3/1/2028	70,000	72,319
Kraton Polymers LLC, 144A, 4.25%, 12/15/2025	125,000	127,500
LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026	100,000	106,673
Mauser Packaging Solutions Holding Co., 144A, 7.25%, 4/15/2025	105,000	102,900
Mercer International, Inc., 144A, 5.125%, 2/1/2029	10,000	10,290
Methanex Corp.:
5.125%, 10/15/2027	180,000	194,400
5.25%, 12/15/2029	50,000	53,875
Nouryon Holding BV, 144A, 8.0%, 10/1/2026	150,000	159,000
Novelis Corp.:
144A, 4.75%, 1/30/2030	375,000	393,750
144A, 5.875%, 9/30/2026	230,000	239,259
Resolute Forest Products, Inc., 144A, 4.875%, 3/1/2026	55,000	56,815
SCIH Salt Holdings, Inc., 144A, 4.875%, 5/1/2028	110,000	109,987
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026	125,000	130,312
Tronox, Inc.:
144A, 4.625%, 3/15/2029	370,000	373,693
144A, 6.5%, 5/1/2025	30,000	31,749
United States Steel Corp., 6.875%, 3/1/2029	35,000	37,450
		4,823,721
Real Estate 4.8%
Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028	120,000	129,415
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2029	60,000	61,932
144A, (REIT), 5.0%, 7/15/2028	75,000	77,846
144A, (REIT), 5.25%, 7/15/2030	100,000	105,858
iStar, Inc.:
(REIT), 4.25%, 8/1/2025	100,000	102,875
(REIT), 4.75%, 10/1/2024	170,000	178,925
MGM Growth Properties Operating Partnership LP:
144A, (REIT), 3.875%, 2/15/2029	90,000	91,401
144A, (REIT), 4.625%, 6/15/2025	233,000	248,930
(REIT), 5.75%, 2/1/2027	310,000	344,912
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
MPT Operating Partnership LP:
(REIT), 3.5%, 3/15/2031	105,000	106,049
(REIT), 4.625%, 8/1/2029	140,000	149,864
Realogy Group LLC:
144A, 5.75%, 1/15/2029	240,000	250,894
144A, 7.625%, 6/15/2025	185,000	200,670
Service Properties Trust, (REIT), 7.5%, 9/15/2025	160,000	181,152
VICI Properties LP:
144A, (REIT), 3.5%, 2/15/2025	10,000	10,197
144A, (REIT), 3.75%, 2/15/2027	30,000	30,514
144A, (REIT), 4.125%, 8/15/2030	155,000	159,157
144A, (REIT), 4.625%, 12/1/2029	16,000	17,000
WeWork Companies, Inc., 144A, 7.875%, 5/1/2025	80,000	83,600
XHR LP, 144A, (REIT), 4.875%, 6/1/2029	40,000	41,300
		2,572,491
Utilities 3.5%
AmeriGas Partners LP:
5.5%, 5/20/2025	205,000	224,987
5.75%, 5/20/2027	110,000	122,650
Calpine Corp.:
144A, 4.5%, 2/15/2028	200,000	204,000
144A, 4.625%, 2/1/2029	30,000	29,494
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	115,000	120,606
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	210,000	221,550
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031	145,000	142,492
144A, 5.25%, 6/15/2029	157,000	167,009
5.75%, 1/15/2028	200,000	213,000
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	90,000	93,168
Talen Energy Supply LLC:
144A, 7.25%, 5/15/2027	225,000	209,938
144A, 7.625%, 6/1/2028	60,000	56,143
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029	60,000	60,300
		1,865,337
Total Corporate Bonds (Cost $49,146,014)		51,630,313
	Principal Amount ($)(a)	Value ($)
Loan Participations and Assignments 0.5%
Senior Loans (c)
Brand Energy & Infrastructure Services, Inc., Term Loan, 3-month USD-LIBOR + 4.25%, 5.25%, 6/21/2024	168,683	166,178
Flex Acquisition Co., Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 4.0%, 2/23/2028	80,931	80,679
Total Loan Participations and Assignments (Cost $246,796)		246,857
	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	287	1,191
Warrants 0.1%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $244,286)	1,100	47,259
Cash Equivalents 2.1%
DWS Central Cash Management Government Fund, 0.02% (e) (Cost $1,116,541)	1,116,541	1,116,541
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $50,753,637)	99.0	53,042,161
Other Assets and Liabilities, Net	1.0	559,714
Net Assets	100.0	53,601,875
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 11

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (e) (f)
633,205	—	633,205 (g)	—	—	344	—	—	—
Cash Equivalents 2.1%
DWS Central Cash Management Government Fund, 0.02% (e)
843,071	11,266,380	10,992,910	—	—	172	—	1,116,541	1,116,541
1,476,276	11,266,380	11,626,115	—	—	516	—	1,116,541	1,116,541
*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	When-issued, delayed delivery or forward commitment securities included.
(c)	Variable or floating rate security. These securities are shown at their current rate as of June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(d)	Investment was valued using significant unobservable inputs.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
LIBOR: London Interbank Offered Rate
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
At June 30, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	698,948	USD	834,659	7/30/2021	5,350	State Street Bank and Trust
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS High Income VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$ 51,630,313	$ —	$ 51,630,313
Loan Participations and Assignments	—	246,857	—	246,857
Common Stocks	1,191	—	—	1,191
Warrants	—	—	47,259	47,259
Short-Term Investments	1,116,541	—	—	1,116,541
Derivatives (b)
Forward Foreign Currency Contracts	—	5,350	—	5,350
Total	$1,117,732	$ 51,882,520	$47,259	$ 53,047,511
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 13

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $49,637,096)	$ 51,925,620
Investment in DWS Central Cash Management Government Fund (cost $1,116,541)	1,116,541
Cash	10,000
Foreign currency, at value (cost $17,525)	17,534
Receivable for investments sold	216,832
Receivable for investments sold — when-issued/delayed delivery securities	150,838
Receivable for Fund shares sold	3,185
Interest receivable	814,565
Unrealized appreciation on forward foreign currency contracts	5,350
Other assets	603
Total assets	54,261,068
Liabilities
Payable for investments purchased	222,895
Payable for investments purchased — when-issued/delayed delivery securities	336,125
Payable for Fund shares redeemed	14,812
Accrued management fee	16,283
Accrued Trustees' fees	765
Other accrued expenses and payables	68,313
Total liabilities	659,193
Net assets, at value	$ 53,601,875
Net Assets Consist of
Distributable earnings (loss)	(3,129,169)
Paid-in capital	56,731,044
Net assets, at value	$ 53,601,875
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($53,202,299 ÷ 8,724,735 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.10
Class B
Net Asset Value, offering and redemption price per share ($399,576 ÷ 65,216 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.13
Statement of Operations
for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Interest	$ 1,375,308
Income distributions — DWS Central Cash Management Government Fund	172
Securities lending income, net of borrower rebates	344
Total income	1,375,824
Expenses:
Management fee	132,177
Administration fee	25,642
Services to shareholders	385
Record keeping fee (Class B)	156
Distribution service fee (Class B)	244
Custodian fee	3,562
Professional fees	44,315
Reports to shareholders	16,956
Trustees' fees and expenses	1,901
Other	1,642
Total expenses before expense reductions	226,980
Expense reductions	(38,894)
Total expenses after expense reductions	188,086
Net investment income	1,187,738
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	950,092
Forward foreign currency contracts	34,163
Foreign currency	(7,932)
976,323
Change in net unrealized appreciation (depreciation) on:
Investments	(753,007)
Forward foreign currency contracts	5,127
Foreign currency	(387)
(748,267)
Net gain (loss)	228,056
Net increase (decrease) in net assets resulting from operations	$ 1,415,794

The accompanying notes are an integral part of the financial statements.
14 |	Deutsche DWS Variable Series II —DWS High Income VIP

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$ 1,187,738	$ 2,533,908
Net realized gain (loss)	976,323	(892,054)
Change in net unrealized appreciation (depreciation)	(748,267)	1,341,265
Net increase (decrease) in net assets resulting from operations	1,415,794	2,983,119
Distributions to shareholders:
Class A	(2,455,814)	(2,873,076)
Class B	(6,327)	(8,104)
Total distributions	(2,462,141)	(2,881,180)
Fund share transactions:
Class A
Proceeds from shares sold	2,422,785	6,977,525
Reinvestment of distributions	2,455,814	2,873,076
Payments for shares redeemed	(4,588,649)	(11,869,783)
Net increase (decrease) in net assets from Class A share transactions	289,950	(2,019,182)
Class B
Proceeds from shares sold	249,108	9,694
Reinvestment of distributions	6,327	8,104
Payments for shares redeemed	(4,128)	(29,136)
Net increase (decrease) in net assets from Class B share transactions	251,307	(11,338)
Increase (decrease) in net assets	(505,090)	(1,928,581)
Net assets at beginning of period	54,106,965	56,035,546
Net assets at end of period	$53,601,875	$ 54,106,965
Other Information
Class A
Shares outstanding at beginning of period	8,668,128	8,976,023
Shares sold	390,954	1,182,798
Shares issued to shareholders in reinvestment of distributions	408,621	536,022
Shares redeemed	(742,968)	(2,026,715)
Net increase (decrease) in Class A shares	56,607	(307,895)
Shares outstanding at end of period	8,724,735	8,668,128
Class B
Shares outstanding at beginning of period	23,669	25,470
Shares sold	41,170	1,573
Shares issued to shareholders in reinvestment of distributions	1,048	1,501
Shares redeemed	(671)	(4,875)
Net increase (decrease) in Class B shares	41,547	(1,801)
Shares outstanding at end of period	65,216	23,669
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 15

Financial Highlights
DWS High Income VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$6.23	$6.23	$5.71	$6.36	$6.28	$5.93
Income (loss) from investment operations:
Net investment income[a]	.14	.29	.31	.33	.31	.32
Net realized and unrealized gain (loss)	.02	.04	.56	(.48)	.15	.41
Total from investment operations	.16	.33	.87	(.15)	.46	.73
Less distributions from:
Net investment income	(.29)	(.33)	(.35)	(.50)	(.38)	(.38)
Net asset value, end of period	$6.10	$6.23	$6.23	$5.71	$6.36	$6.28
Total Return (%)[b]	2.66 *	6.24	15.69	(2.52)	7.51	12.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	54	56	52	61	100
Ratio of expenses before expense reductions (%)[c]	.86 **	.87	.96	.94	.78	.80
Ratio of expenses after expense reductions (%)[c]	.71 **	.70	.68	.69	.72	.72
Ratio of net investment income (%)	4.49 **	4.86	5.09	5.41	4.98	5.38
Portfolio turnover rate (%)	39 *	94	82	62	71	77
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.
16 |	Deutsche DWS Variable Series II —DWS High Income VIP

DWS High Income VIP — Class B
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$6.24	$6.25	$5.73	$6.38	$6.30	$5.94
Income (loss) from investment operations:
Net investment income[a]	.12	.27	.29	.31	.31	.31
Net realized and unrealized gain (loss)	.04	.04	.57	(.48)	.13	.41
Total from investment operations	.16	.31	.86	(.17)	.44	.72
Less distributions from:
Net investment income	(.27)	(.32)	(.34)	(.48)	(.36)	(.36)
Net asset value, end of period	$6.13	$6.24	$6.25	$5.73	$6.38	$6.30
Total Return (%)[b]	2.62 *	5.77	15.33	(2.76)	7.21	12.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.1	.2	.1	.1	2
Ratio of expenses before expense reductions (%)[c]	1.30 **	1.30	1.40	1.34	1.15	1.21
Ratio of expenses after expense reductions (%)[c]	1.11 **	1.05	.94	.96	.98	.98
Ratio of net investment income (%)	4.08 **	4.52	4.82	5.14	4.88	5.15
Portfolio turnover rate (%)	39 *	94	82	62	71	77
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS High Income VIP	| 17

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or
18 |	Deutsche DWS Variable Series II —DWS High Income VIP

evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2021, the Fund had no securities on loan.
When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Deutsche DWS Variable Series II —DWS High Income VIP	| 19

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2020, the Fund had net tax basis capital loss carryforwards of approximately $7,538,000, including short-term losses ($1,009,000) and long-term losses ($6,529,000), which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $50,768,624. The net unrealized appreciation for all investments based on tax cost was $2,273,537. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $2,562,892 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $289,355.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.
B.	Derivative Instruments
Forward Foreign Currency Contracts. A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their
20 |	Deutsche DWS Variable Series II —DWS High Income VIP

contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of June 30, 2021, is included in the table following the Fund’s Investment Portfolio. For the six months ended June 30, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $816,000 to $1,197,000.
The following table summarize the value of the Fund's derivative instruments held as of June 30, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 5,350
The above derivative is located in the following Statement of Assets and Liabilities account:
(a)	Unrealized appreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 34,163
The above derivative is located in the following Statement of Operations account:
(a)	Net realized gain (loss) from forward foreign currency contracts
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 5,127
The above derivative is located in the following Statement of Operations account:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of June 30, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 5,350	$ —	$ —	$ 5,350
C.	Purchases and Sales of Securities
During the six months ended June 30, 2021, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $20,362,282 and $21,475,115, respectively.
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group
Deutsche DWS Variable Series II —DWS High Income VIP	| 21

GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%
Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2022 (through April 30, 2021 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.71%
Class B	1.10%
Effective May 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class B shares at 1.11%.
For the six months ended June 30, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 38,703
Class B	191
$ 38,894
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $25,642, of which $4,258 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2021
Class A	$ 159	$ 47
Class B	36	11
	$ 195	$ 58
22 |	Deutsche DWS Variable Series II —DWS High Income VIP

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2021, the Distribution Service Fee aggregated $244, of which $82 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $613, of which $294 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $26.
E.	Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.	Ownership of the Fund
At June 30, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 68% and 22%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 66% and 32% respectively.
G.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
Deutsche DWS Variable Series II —DWS High Income VIP	| 23

H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
24 |	Deutsche DWS Variable Series II —DWS High Income VIP

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,026.60	$ 1,026.20
Expenses Paid per $1,000*	$ 3.57	$ 5.58
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,021.27	$ 1,019.29
Expenses Paid per $1,000*	$ 3.56	$ 5.56
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.71%	1.11%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
Deutsche DWS Variable Series II —DWS High Income VIP	| 25

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
26 |	Deutsche DWS Variable Series II —DWS High Income VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the "Independent Trustees").
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long- term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and
Deutsche DWS Variable Series II —DWS High Income VIP	| 27

the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2019.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time
28 |	Deutsche DWS Variable Series II —DWS High Income VIP

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Deutsche DWS Variable Series II —DWS High Income VIP	| 29

Notes

Notes

VS2HI-3 (R-028385-10 8/21)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS International Growth VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
17	Information About Your Fund's Expenses
18	Liquidity Risk Management
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Performance Summary	June 30, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 1.50% and 1.81% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI All Country World ex-USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 27 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results
DWS International Growth VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,581	$13,087	$14,560	$18,385	$21,803
	Average annual total return	5.81%	30.87%	13.34%	12.95%	8.11%
MSCI All Country World ex-USA Index	Growth of $10,000	$10,916	$13,572	$13,087	$16,910	$16,997
	Average annual total return	9.16%	35.72%	9.38%	11.08%	5.45%
DWS International Growth VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,570	$13,043	$14,426	$18,155	$21,159
	Average annual total return	5.70%	30.43%	12.99%	12.67%	7.78%
MSCI All Country World ex-USA Index	Growth of $10,000	$10,916	$13,572	$13,087	$16,910	$16,997
	Average annual total return	9.16%	35.72%	9.38%	11.08%	5.45%
The growth of $10,000 is cumulative.
‡	Total returns shown for periods less than one year are not annualized.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 3

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/21	12/31/20
Common Stocks	98%	96%
Preferred Stocks	1%	1%
Cash Equivalents	1%	2%
Exchange-Traded Funds	—	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
Information Technology	25%	24%
Industrials	19%	15%
Financials	14%	13%
Health Care	13%	16%
Consumer Discretionary	11%	13%
Consumer Staples	6%	7%
Materials	5%	5%
Communication Services	5%	6%
Energy	2%	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
Germany	15%	15%
France	12%	12%
Japan	10%	10%
Netherlands	9%	6%
United States	8%	8%
Switzerland	8%	9%
Canada	8%	7%
China	7%	8%
Ireland	3%	4%
United Kingdom	3%	4%
Sweden	3%	3%
Argentina	3%	2%
Korea	2%	2%
Taiwan	2%	2%
Singapore	2%	2%
Brazil	2%	2%
Other	3%	4%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Portfolio Management Team
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Julia A. Merz, PhD, Portfolio Manager Equity
Portfolio Managers
4 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Shares	Value ($)
Common Stocks 98.0%
Argentina 2.6%
Globant SA* (a)	1,931	423,237
MercadoLibre, Inc.* (b)	70	109,045
(Cost $226,872)		532,282
Australia 0.2%
Appen Ltd. (Cost $76,126)	3,592	36,636
Brazil 2.0%
Magazine Luiza SA	33,569	142,745
Pagseguro Digital Ltd. "A"* (a)	4,547	254,268
(Cost $236,171)		397,013
Canada 7.5%
Agnico Eagle Mines Ltd.	3,635	219,813
Alimentation Couche-Tard, Inc. "B"	5,727	210,443
Brookfield Asset Management Reinsurance Partners Ltd. "A"*	99	5,231
Brookfield Asset Management, Inc. "A"	14,429	736,116
Canadian National Railway Co.	2,530	266,940
Nuvei Corp. 144A*	900	73,664
(Cost $714,872)		1,512,207
China 6.8%
Alibaba Group Holding Ltd. (ADR)*	1,758	398,679
Dada Nexus Ltd. (ADR)*	565	16,391
Minth Group Ltd.	16,870	80,175
New Oriental Education & Technology Group, Inc. (ADR)*	12,000	98,280
Ping An Insurance (Group) Co. of China Ltd. "H"	36,500	357,511
Tencent Holdings Ltd.	5,600	421,210
(Cost $828,980)		1,372,246
France 12.0%
Capgemini SE	1,286	247,030
Cie de Saint-Gobain	3,115	205,143
LVMH Moet Hennessy Louis Vuitton SE	729	571,635
Orpea SA*	1,111	141,288
Schneider Electric SE	494	77,719
SMCP SA 144A*	6,363	46,137
Teleperformance	998	405,070
TotalEnergies SE	5,830	263,763
VINCI SA	2,773	295,895
Vivendi SA	5,306	178,241
(Cost $1,628,351)		2,431,921
Germany 13.5%
adidas AG	339	126,178
Allianz SE (Registered)	1,372	342,126
Auto1 Group SE 144A*	1,692	74,333
BASF SE	2,558	201,522
	Shares	Value ($)
Brenntag SE	1,615	150,173
Deutsche Boerse AG	2,313	403,717
Deutsche Post AG (Registered)	2,400	163,235
Evonik Industries AG	6,580	220,647
Evotec SE*	4,050	183,592
Fresenius Medical Care AG & Co. KGaA	1,840	152,812
KION Group AG	610	65,011
MYT Netherlands Parent BV (ADR)* (b)	2,835	86,269
SAP SE	1,500	211,372
TeamViewer AG 144A*	7,200	270,806
Wacker Chemie AG	482	74,328
(Cost $2,278,233)		2,726,121
Hong Kong 1.4%
Techtronic Industries Co., Ltd. (Cost $46,071)	16,597	289,859
Ireland 3.4%
Experian PLC	10,631	409,705
Kerry Group PLC "A"	2,052	286,626
(Cost $387,655)		696,331
Israel 0.8%
Kornit Digital Ltd.* (Cost $133,860)	1,350	167,846
Japan 9.4%
Daikin Industries Ltd.	1,700	316,603
Fast Retailing Co., Ltd.	300	225,834
Hoya Corp.	2,600	344,732
Kao Corp.	1,100	67,676
Keyence Corp.	800	403,763
Lasertec Corp.	500	97,169
MISUMI Group, Inc.	4,011	135,752
Shimadzu Corp.	4,400	170,107
Shiseido Co., Ltd.	2,000	147,099
(Cost $1,127,809)		1,908,735
Korea 2.3%
LG Chem Ltd.	90	67,930
Samsung Electronics Co., Ltd.	5,632	403,590
(Cost $317,267)		471,520
Luxembourg 0.8%
Eurofins Scientific SE* (Cost $32,197)	1,480	169,173
Netherlands 8.9%
Adyen NV 144A*	87	212,562
Airbus SE*	1,095	140,798
ASML Holding NV	533	366,184
ING Groep NV	16,829	222,299
Koninklijke DSM NV	1,225	228,630
Koninklijke Philips NV	5,005	248,010
NXP Semiconductors NV (a)	1,152	236,989

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 5

	Shares	Value ($)
Prosus NV	1,374	134,362
(Cost $1,257,166)		1,789,834
Singapore 2.1%
DBS Group Holdings Ltd. (Cost $304,520)	19,000	421,202
Sweden 3.4%
Assa Abloy AB "B"	4,050	122,000
Hexagon AB "B"	7,763	115,020
Nobina AB 144A	21,904	198,869
Spotify Technology SA* (a)	899	247,755
(Cost $402,610)		683,644
Switzerland 7.5%
Alcon, Inc.	656	45,929
Lonza Group AG (Registered)	800	567,025
Nestle SA (Registered)	3,604	448,801
Roche Holding AG	790	297,600
Zur Rose Group AG*	420	160,919
(Cost $675,605)		1,520,274
Taiwan 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $137,146)	21,000	448,452
United Kingdom 3.4%
Clarivate PLC* (a)	7,250	199,593
Farfetch Ltd. "A"* (a)	2,770	139,497
Halma PLC	3,990	148,581
Rentokil Initial PLC	30,200	206,790
(Cost $520,167)		694,461
United States 7.8%
Activision Blizzard, Inc.	1,521	145,164
EPAM Systems, Inc.*	880	449,645
Marsh & McLennan Companies, Inc.	1,741	244,924
	Shares	Value ($)
MasterCard, Inc. "A"	550	200,799
NVIDIA Corp.	280	224,028
Schlumberger NV	2,671	85,499
Thermo Fisher Scientific, Inc.	430	216,922
(Cost $492,085)		1,566,981
Total Common Stocks (Cost $11,823,763)		19,836,738
Preferred Stocks 1.0%
Germany
Sartorius AG (Cost $101,309)	390	203,012
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (c) (d) (Cost $199,138)	199,138	199,138
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 0.02% (c) (Cost $146,169)	146,169	146,169
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $12,270,379)	100.7	20,385,057
Other Assets and Liabilities, Net	(0.7)	(143,890)
Net Assets	100.0	20,241,167
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (c) (d)
—	199,138 (e)	—	—	—	378	—	199,138	199,138
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 0.02% (c)
458,187	1,893,135	2,205,153	—	—	47	—	146,169	146,169
458,187	2,092,273	2,205,153	—	—	425	—	345,307	345,307
*	Non-income producing security.
(a)	Listed on the New York Stock Exchange.
(b)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2021 amounted to $192,692, which is 1.0% of net assets.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS International Growth VIP

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$ 532,282	$ —	$ —	$ 532,282
Australia	36,636	—	—	36,636
Brazil	397,013	—	—	397,013
Canada	1,512,207	—	—	1,512,207
China	1,372,246	—	—	1,372,246
France	2,431,921	—	—	2,431,921
Germany	2,726,121	—	—	2,726,121
Hong Kong	289,859	—	—	289,859
Ireland	696,331	—	—	696,331
Israel	167,846	—	—	167,846
Japan	1,908,735	—	—	1,908,735
Korea	471,520	—	—	471,520
Luxembourg	169,173	—	—	169,173
Netherlands	1,789,834	—	—	1,789,834
Singapore	421,202	—	—	421,202
Sweden	683,644	—	—	683,644
Switzerland	1,520,274	—	—	1,520,274
Taiwan	448,452	—	—	448,452
United Kingdom	694,461	—	—	694,461
United States	1,566,981	—	—	1,566,981
Preferred Stocks	203,012	—	—	203,012
Short-Term Investments (a)	345,307	—	—	345,307
Total	$20,385,057	$ —	$ —	$20,385,057
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 7

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $11,925,072) — including $192,692 of securities loaned	$ 20,039,750
Investment in DWS Government & Agency Securities Portfolio (cost $199,138)*	199,138
Investment in DWS Central Cash Management Government Fund (cost $146,169)	146,169
Foreign currency, at value (cost $86,756)	84,236
Receivable for Fund shares sold	266
Dividends receivable	15,984
Interest receivable	65
Foreign taxes recoverable	23,854
Other assets	194
Total assets	20,509,656
Liabilities
Payable upon return of securities loaned	199,138
Payable for investments purchased	5,539
Payable for Fund shares redeemed	12,339
Accrued management fee	2,464
Accrued Trustees' fees	347
Other accrued expenses and payables	48,662
Total liabilities	268,489
Net assets, at value	$ 20,241,167
Net Assets Consist of
Distributable earnings (loss)	8,503,621
Paid-in capital	11,737,546
Net assets, at value	$ 20,241,167
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($20,061,999 ÷ 1,090,098 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.40
Class B
Net Asset Value, offering and redemption price per share ($179,168 ÷ 9,704 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.46
*	Represents collateral on securities loaned.
Statement of Operations
for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $30,748)	$ 191,353
Income distributions — DWS Central Cash Management Government Fund	47
Securities lending income, net of borrower rebates	378
Total income	191,778
Expenses:
Management fee	60,998
Administration fee	9,543
Services to shareholders	496
Distribution service fee (Class B)	144
Custodian fee	6,036
Professional fees	38,856
Reports to shareholders	12,218
Trustees' fees and expenses	1,237
Other	6,449
Total expenses before expense reductions	135,977
Expense reductions	(48,539)
Total expenses after expense reductions	87,438
Net investment income	104,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	319,463
Foreign currency	4,892
324,355
Change in net unrealized appreciation (depreciation) on:
Investments	718,064
Foreign currency	(5,973)
712,091
Net gain (loss)	1,036,446
Net increase (decrease) in net assets resulting from operations	$1,140,786

The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$ 104,340	$ 68,931
Net realized gain (loss)	324,355	266,287
Change in net unrealized appreciation (depreciation)	712,091	3,136,891
Net increase (decrease) in net assets resulting from operations	1,140,786	3,472,109
Distributions to shareholders:
Class A	(300,260)	(248,933)
Class B	(1,284)	(1,082)
Total distributions	(301,544)	(250,015)
Fund share transactions:
Class A
Proceeds from shares sold	857,188	1,646,537
Reinvestment of distributions	300,260	248,933
Payments for shares redeemed	(1,222,012)	(3,319,251)
Net increase (decrease) in net assets from Class A share transactions	(64,564)	(1,423,781)
Class B
Proceeds from shares sold	68,838	1,708
Reinvestment of distributions	1,284	1,082
Payments for shares redeemed	(2,568)	(73,265)
Net increase (decrease) in net assets from Class B share transactions	67,554	(70,475)
Increase (decrease) in net assets	842,232	1,727,838
Net assets at beginning of period	19,398,935	17,671,097
Net assets at end of period	$20,241,167	$19,398,935
Other Information
Class A
Shares outstanding at beginning of period	1,093,246	1,196,084
Shares sold	48,695	111,439
Shares issued to shareholders in reinvestment of distributions	16,498	20,388
Shares redeemed	(68,341)	(234,665)
Net increase (decrease) in Class A shares	(3,148)	(102,838)
Shares outstanding at end of period	1,090,098	1,093,246
Class B
Shares outstanding at beginning of period	6,025	10,737
Shares sold	3,752	134
Shares issued to shareholders in reinvestment of distributions	70	88
Shares redeemed	(143)	(4,934)
Net increase (decrease) in Class B shares	3,679	(4,712)
Shares outstanding at end of period	9,704	6,025
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 9

Financial Highlights
DWS International Growth VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$17.65	$14.64	$11.47	$13.90	$11.12	$10.81
Income (loss) from investment operations:
Net investment income[a]	.09	.06	.22	.16	.08	.06
Net realized and unrealized gain (loss)	.93	3.17	3.32	(2.46)	2.75	.34
Total from investment operations	1.02	3.23	3.54	(2.30)	2.83	.40
Less distributions from:
Net investment income	(.06)	(.22)	(.17)	(.13)	(.05)	(.09)
Net realized gains	(.21)	—	(.20)	—	—	—
Total distributions	(.27)	(.22)	(.37)	(.13)	(.05)	(.09)
Net asset value, end of period	$18.40	$17.65	$14.64	$11.47	$13.90	$11.12
Total Return (%)[b]	5.81 *	22.69	31.22	(16.69)	25.47	3.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	19	18	14	19	27
Ratio of expenses before expense reductions (%)[c]	1.38 **	1.50	1.64	1.72	1.56	1.66
Ratio of expenses after expense reductions (%)[c]	.89 **	.87	.86	.81	.92	.95
Ratio of net investment income (%)	1.06 **	.42	1.63	1.21	.61	.51
Portfolio turnover rate (%)	13 *	10	16	38	62	70
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS International Growth VIP

DWS International Growth VIP — Class B
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$17.67	$14.66	$11.49	$13.93	$11.13	$10.82
Income (loss) from investment operations:
Net investment income[a]	.07	.01	.18	.12	.02	.02
Net realized and unrealized gain (loss)	.94	3.18	3.33	(2.46)	2.79	.35
Total from investment operations	1.01	3.19	3.51	(2.34)	2.81	.37
Less distributions from:
Net investment income	(.01)	(.18)	(.14)	(.10)	(.01)	(.06)
Net realized gains	(.21)	—	(.20)	—	—	—
Total distributions	(.22)	(.18)	(.34)	(.10)	(.01)	(.06)
Net asset value, end of period	$18.46	$17.67	$14.66	$11.49	$13.93	$11.13
Total Return (%)[b]	5.70 *	22.29	30.84	(16.92)	25.26	3.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.1	.2	.2	.2	.07
Ratio of expenses before expense reductions (%)[c]	1.68 **	1.81	1.95	2.07	1.90	1.98
Ratio of expenses after expense reductions (%)[c]	1.17 **	1.18	1.16	1.06	1.15	1.24
Ratio of net investment income (%)	.76 **	.07	1.31	.92	.12	.17
Portfolio turnover rate (%)	13 *	10	16	38	62	70
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 11

Notes to Financial Statements	(Unaudited)
A. Organization and Significant Accounting Policies
DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
12 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2021, the Fund had securities on loan, which were classified as Common Stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Taxes.  The Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $12,299,501. The net unrealized appreciation for all investments based on tax cost was $8,085,556. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $8,488,887 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $403,331.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 13

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies.  In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the six months ended June 30, 2021, purchases and sales of investment transactions (excluding short-term investments) aggregated $2,575,641 and $2,466,893, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets of the Fund, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.
For the period from January 1, 2021 through April 30, 2021 (and through April 30, 2022 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.87%
Class B	1.17%
Effective May 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.92%.
14 |	Deutsche DWS Variable Series II —DWS International Growth VIP

For the six months ended June 30, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 48,244
Class B	295
$ 48,539
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $9,543, of which $1,616 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2021
Class A	$ 136	$ 47
Class B	29	15
	$ 165	$ 62
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2021, the Distribution Service Fee aggregated $144, of which $33 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $511, of which $294 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Ownership of the Fund
At June 30, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 82% and 10%, respectively. One participating insurance company was owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 92%.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including
Deutsche DWS Variable Series II —DWS International Growth VIP	| 15

the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
16 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,058.10	$ 1,057.00
Expenses Paid per $1,000*	$ 4.54	$ 5.97
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,020.38	$ 1,018.99
Expenses Paid per $1,000*	$ 4.46	$ 5.86
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.89%	1.17%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 17

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
18 |	Deutsche DWS Variable Series II —DWS International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's
Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the
Deutsche DWS Variable Series II —DWS International Growth VIP	| 19

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time
20 |	Deutsche DWS Variable Series II —DWS International Growth VIP

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Deutsche DWS Variable Series II —DWS International Growth VIP	| 21

Notes

Notes

VS2IG-3 (R-028383-10 8/21)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS Small Mid Cap Growth VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
16	Information About Your Fund's Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Performance Summary	June 30, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 is 0.82% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Growth VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,968	$14,912	$14,270	$20,178	$29,930
	Average annual total return	9.68%	49.12%	12.58%	15.07%	11.59%
Russell 2500 Growth Index	Growth of $10,000	$10,867	$14,963	$17,344	$25,597	$39,871
	Average annual total return	8.67%	49.63%	20.15%	20.68%	14.83%
The growth of $10,000 is cumulative.
‡	Total returns shown for periods less than one year are not annualized.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 3

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/21	12/31/20
Common Stocks	99%	97%
Cash Equivalents	1%	2%
Exchange-Traded Funds	0%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
Information Technology	29%	29%
Health Care	27%	29%
Consumer Discretionary	15%	13%
Industrials	14%	14%
Financials	5%	5%
Materials	4%	4%
Real Estate	3%	3%
Consumer Staples	2%	2%
Communication Services	1%	1%
Energy	0%	0%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Portfolio Management Team
Peter Barsa, Senior Portfolio Manager Equity
Michael A. Sesser, CFA, Senior Portfolio Manager Equity
Portfolio Managers
4 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Shares	Value ($)
Common Stocks 98.9%
Communication Services 0.8%
Diversified Telecommunication Services 0.3%
Bandwidth, Inc. "A"*	1,484	204,673
Entertainment 0.5%
Take-Two Interactive Software, Inc.*	2,174	384,842
Consumer Discretionary 14.4%
Auto Components 1.2%
Gentherm, Inc.*	7,364	523,212
Tenneco, Inc. "A"*	18,953	366,172
		889,384
Diversified Consumer Services 1.5%
Bright Horizons Family Solutions, Inc.*	5,598	823,521
Terminix Global Holdings, Inc.*	6,718	320,516
		1,144,037
Hotels, Restaurants & Leisure 2.1%
Hilton Grand Vacations, Inc.*	12,491	517,003
Jack in the Box, Inc.	7,892	879,484
Penn National Gaming, Inc.*	2,400	183,576
		1,580,063
Household Durables 3.9%
Helen of Troy Ltd.*	2,963	675,920
iRobot Corp.* (a)	6,273	585,835
LGI Homes, Inc.*	3,489	565,009
TopBuild Corp.*	5,977	1,182,131
		3,008,895
Internet & Direct Marketing Retail 0.3%
Just Eat Takeaway.com NV (ADR)*	12,289	224,397
Leisure Products 1.9%
YETI Holdings, Inc.*	16,312	1,497,768
Specialty Retail 3.5%
Burlington Stores, Inc.*	2,883	928,297
Camping World Holdings, Inc. "A" (a)	24,907	1,020,938
Leslie's, Inc.*	2,799	76,945
The Children's Place, Inc.*	6,488	603,773
Vroom, Inc.*	999	41,818
		2,671,771
Consumer Staples 1.9%
Food & Staples Retailing 1.1%
Casey's General Stores, Inc.	4,371	850,772
Household Products 0.8%
Spectrum Brands Holdings, Inc.	6,982	593,749
	Shares	Value ($)
Energy 0.5%
Oil, Gas & Consumable Fuels
Contango Oil & Gas Co.*	39,242	169,526
Ovintiv, Inc.	6,811	214,342
		383,868
Financials 4.7%
Banks 2.4%
Pinnacle Financial Partners, Inc.	5,944	524,795
South State Corp.	4,704	384,599
SVB Financial Group*	742	412,871
Synovus Financial Corp.	11,493	504,313
		1,826,578
Capital Markets 1.5%
Lazard Ltd. "A"	13,717	620,694
Moelis & Co. "A"	9,136	519,747
		1,140,441
Consumer Finance 0.4%
Green Dot Corp. "A"*	6,162	288,690
Insurance 0.4%
eHealth, Inc.*	6,102	356,357
Health Care 26.9%
Biotechnology 10.8%
Acceleron Pharma, Inc.*	2,755	345,725
Amicus Therapeutics, Inc.*	17,294	166,714
Apellis Pharmaceuticals, Inc.*	5,451	344,503
Arena Pharmaceuticals, Inc.*	5,976	407,563
Biohaven Pharmaceutical Holding Co., Ltd.*	7,887	765,670
Blueprint Medicines Corp.*	4,684	412,005
Deciphera Pharmaceuticals, Inc.*	1,963	71,865
Emergent BioSolutions, Inc.*	8,761	551,855
Fate Therapeutics, Inc.*	3,846	333,794
Global Blood Therapeutics, Inc.*	4,524	158,430
Heron Therapeutics, Inc.*	22,719	352,599
Insmed, Inc.*	6,610	188,121
Intellia Therapeutics, Inc.*	1,898	307,305
Invitae Corp.*	5,038	169,932
iTeos Therapeutics, Inc.*	5,136	131,738
Kiniksa Pharmaceuticals Ltd. "A"*	8,769	122,152
Ligand Pharmaceuticals, Inc.*	2,672	350,540
Mirati Therapeutics, Inc.*	2,178	351,812
Natera, Inc.*	4,935	560,271
Neurocrine Biosciences, Inc.*	7,085	689,512
TG Therapeutics, Inc.*	4,142	160,668
Translate Bio, Inc.*	9,407	259,069
Travere Therapeutics, Inc.*	23,478	342,544
Turning Point Therapeutics, Inc.*	2,679	209,016

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 5

	Shares	Value ($)
Ultragenyx Pharmaceutical, Inc.*	3,057	291,485
Veracyte, Inc.*	5,225	208,896
		8,253,784
Health Care Equipment & Supplies 2.4%
Axonics, Inc.*	4,613	292,510
BioLife Solutions, Inc.*	6,109	271,912
Globus Medical, Inc. "A"*	4,024	311,981
Haemonetics Corp.*	1,353	90,164
iRhythm Technologies, Inc.*	2,568	170,387
Natus Medical, Inc.*	9,520	247,330
Nevro Corp.*	1,428	236,748
Outset Medical, Inc.*	736	36,785
Quidel Corp.*	1,635	209,476
		1,867,293
Health Care Providers & Services 9.3%
AMN Healthcare Services, Inc.*	13,141	1,274,414
Clover Health Investments Corp.* (a)	15,307	203,889
HealthEquity, Inc.*	1,929	155,246
ModivCare, Inc.*	11,053	1,879,784
Molina Healthcare, Inc.*	4,119	1,042,354
Option Care Health, Inc.*	27,764	607,199
RadNet, Inc.*	55,477	1,869,020
Tivity Health, Inc.*	4,464	117,448
		7,149,354
Health Care Technology 0.6%
Vocera Communications, Inc.*	11,330	451,501
Life Sciences Tools & Services 2.0%
Avantor, Inc.*	7,242	257,163
Masimo Corp.*	3,540	858,273
Tandem Diabetes Care, Inc.*	4,219	410,931
		1,526,367
Pharmaceuticals 1.8%
Aclaris Therapeutics, Inc.*	12,953	227,454
ANI Pharmaceuticals, Inc.*	8,521	298,661
Avadel Pharmaceuticals PLC (ADR)* (a)	18,916	127,305
Pacira BioSciences, Inc.*	11,807	716,449
		1,369,869
Industrials 14.0%
Aerospace & Defense 0.9%
HEICO Corp.	5,006	697,937
Building Products 4.1%
Advanced Drainage Systems, Inc.	3,825	445,880
Allegion PLC	7,499	1,044,611
AZEK Co., Inc.*	2,261	96,002
Builders FirstSource, Inc.*	18,923	807,255
Masonite International Corp.*	6,705	749,552
		3,143,300
	Shares	Value ($)
Commercial Services & Supplies 2.2%
MSA Safety, Inc.	2,627	434,979
Tetra Tech, Inc.	3,462	422,502
The Brink's Co.	11,036	848,006
		1,705,487
Construction & Engineering 0.7%
MasTec, Inc.*	4,674	495,911
Electrical Equipment 1.6%
Generac Holdings, Inc.*	1,478	613,592
Plug Power, Inc.*	4,018	137,375
Thermon Group Holdings, Inc.*	26,199	446,431
		1,197,398
Machinery 0.7%
IDEX Corp.	2,502	550,565
Professional Services 1.7%
Kforce, Inc.	20,225	1,272,759
Trading Companies & Distributors 2.1%
H&E Equipment Services, Inc.	16,406	545,828
Rush Enterprises, Inc. "A"	16,590	717,352
Titan Machinery, Inc.*	11,743	363,328
		1,626,508
Information Technology 28.8%
Communications Equipment 1.2%
Calix, Inc.*	8,844	420,090
Lumentum Holdings, Inc.* (a)	6,080	498,742
		918,832
Electronic Equipment, Instruments & Components 1.4%
Cognex Corp.	7,873	661,726
IPG Photonics Corp.*	1,883	396,880
		1,058,606
IT Services 3.1%
Broadridge Financial Solutions, Inc.	6,371	1,029,108
MAXIMUS, Inc.	8,556	752,671
WEX, Inc.*	2,932	568,515
		2,350,294
Semiconductors & Semiconductor Equipment 6.7%
Advanced Energy Industries, Inc.	12,629	1,423,415
CMC Materials, Inc.	3,131	471,967
Entegris, Inc.	6,342	779,876
Monolithic Power Systems, Inc.	2,547	951,177
Semtech Corp.*	7,632	525,082
SiTime Corp.*	4,087	517,373
Ultra Clean Holdings, Inc.*	9,195	493,955
		5,162,845
Software 16.4%
Aspen Technology, Inc.*	9,339	1,284,486
The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

	Shares	Value ($)
Cornerstone OnDemand, Inc.*	11,656	601,216
DocuSign, Inc.*	1,548	432,774
Envestnet, Inc.*	9,852	747,373
Five9, Inc.*	13,670	2,506,941
LivePerson, Inc.*	7,263	459,312
Proofpoint, Inc.*	4,417	767,498
QAD, Inc. "A"	12,528	1,090,187
Rapid7, Inc.*	4,444	420,536
Tyler Technologies, Inc.*	4,558	2,061,902
Varonis Systems, Inc.*	37,511	2,161,384
		12,533,609
Materials 4.1%
Construction Materials 1.2%
Eagle Materials, Inc.	6,501	923,857
Containers & Packaging 0.7%
Berry Global Group, Inc.*	7,728	504,020
Metals & Mining 2.2%
Cleveland-Cliffs, Inc.* (a)	61,077	1,316,820
First Quantum Minerals Ltd.	17,207	396,583
		1,713,403
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITs)
Americold Realty Trust	10,299	389,817
EastGroup Properties, Inc.	2,708	445,331
Essential Properties Realty Trust, Inc.	21,678	586,173
Four Corners Property Trust, Inc.	13,954	385,270
QTS Realty Trust, Inc. "A"	4,148	320,640
		2,127,231
Total Common Stocks (Cost $39,362,359)		75,647,015
	Shares	Value ($)
Exchange-Traded Funds 0.5%
SPDR S&P Biotech ETF (a) (Cost $247,239)	2,719	368,153
Securities Lending Collateral 5.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $3,931,870)	3,931,870	3,931,870
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.02% (b) (Cost $614,193)	614,193	614,193
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,155,661)	105.3	80,561,231
Other Assets and Liabilities, Net	(5.3)	(4,064,240)
Net Assets	100.0	76,496,991
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 5.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
5,457,727	—	1,525,857 (d)	—	—	6,025	—	3,931,870	3,931,870
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.02% (b)
1,738,142	4,241,822	5,365,771	—	—	175	—	614,193	614,193
7,195,869	4,241,822	6,891,628	—	—	6,200	—	4,546,063	4,546,063
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2021 amounted to $3,880,116, which is 5.1% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 7

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.

ADR: American Depositary Receipt
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 75,647,015	$ —	$ —	$ 75,647,015
Exchange-Traded Funds	368,153	—	—	368,153
Short-Term Investments (a)	4,546,063	—	—	4,546,063
Total	$ 80,561,231	$ —	$ —	$ 80,561,231
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $39,609,598) — including $3,880,116 of securities loaned	$ 76,015,168
Investment in DWS Government & Agency Securities Portfolio (cost $3,931,870)*	3,931,870
Investment in DWS Central Cash Management Government Fund (cost $614,193)	614,193
Cash	12,700
Foreign currency, at value (cost $167)	177
Receivable for investments sold	154,367
Dividends receivable	29,575
Interest receivable	1,221
Other assets	544
Total assets	80,759,815
Liabilities
Payable upon return of securities loaned	3,931,870
Payable for investments purchased	201,742
Payable for Fund shares redeemed	50,031
Accrued management fee	33,998
Accrued Trustees' fees	198
Other accrued expenses and payables	44,985
Total liabilities	4,262,824
Net assets, at value	$ 76,496,991
Net Assets Consist of
Distributable earnings (loss)	40,330,837
Paid-in capital	36,166,154
Net assets, at value	$ 76,496,991
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($76,496,991 ÷ 4,208,172 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.18
*	Represents collateral on securities loaned.
Statement of Operations

for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $10)	$ 107,121
Income distributions — DWS Central Cash Management Government Fund	175
Securities lending income, net of borrower rebates	6,025
Total income	113,321
Expenses:
Management fee	205,998
Administration fee	36,331
Services to shareholders	384
Custodian fee	1,176
Professional fees	28,929
Reports to shareholders	16,775
Trustees' fees and expenses	2,441
Other	1,990
Total expenses	294,024
Net investment income (loss)	(180,703)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,300,375
Foreign currency	1
4,300,376
Change in net unrealized appreciation (depreciation) on:
Investments	2,758,191
Foreign currency	2
2,758,193
Net gain (loss)	7,058,569
Net increase (decrease) in net assets resulting from operations	$6,877,866

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 9

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income (loss)	$ (180,703)	$ (28,369)
Net realized gain (loss)	4,300,376	3,757,624
Change in net unrealized appreciation (depreciation)	2,758,193	12,517,964
Net increase (decrease) in net assets resulting from operations	6,877,866	16,247,219
Distributions to shareholders:
Class A	(3,804,844)	(959,731)
Fund share transactions:
Class A
Proceeds from shares sold	1,905,110	3,372,258
Reinvestment of distributions	3,804,844	959,731
Payments for shares redeemed	(5,255,150)	(10,851,170)
Net increase (decrease) in net assets from Class A share transactions	454,804	(6,519,181)
Increase (decrease) in net assets	3,527,826	8,768,307
Net assets at beginning of period	72,969,165	64,200,858
Net assets at end of period	$76,496,991	$ 72,969,165
Other Information
Class A
Shares outstanding at beginning of period	4,186,167	4,698,629
Shares sold	102,555	244,143
Shares issued to shareholders in reinvestment of distributions	211,028	90,115
Shares redeemed	(291,578)	(846,720)
Net increase (decrease) in Class A shares	22,005	(512,462)
Shares outstanding at end of period	4,208,172	4,186,167
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Financial Highlights
DWS Small Mid Cap Growth VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$17.43	$13.66	$12.68	$21.94	$18.96	$20.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.01)	.01	(.01)	(.02)	.02
Net realized and unrealized gain (loss)	1.72	4.00	2.73	(1.92)	4.08	1.64
Total from investment operations	1.68	3.99	2.74	(1.93)	4.06	1.66
Less distributions from:
Net investment income	(.01)	(.01)	—	—	(.02)	—
Net realized gains	(.92)	(.21)	(1.76)	(7.33)	(1.06)	(3.60)
Total distributions	(.93)	(.22)	(1.76)	(7.33)	(1.08)	(3.60)
Net asset value, end of period	$18.18	$17.43	$13.66	$12.68	$21.94	$18.96
Total Return (%)	9.68 *	30.18 [b]	22.41 [b]	(13.59) [b]	22.12	9.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	73	64	64	77	118
Ratio of expenses before expense reductions (%)[c]	.79 **	.82	.82	.81	.75	.75
Ratio of expenses after expense reductions (%)[c]	.79 **	.81	.81	.80	.75	.75
Ratio of net investment income (loss) (%)	(.48) **	(.05)	.11	(.06)	(.08)	.11
Portfolio turnover rate (%)	10 *	12	10	32	32	28
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 11

Notes to Financial Statements	(Unaudited)
A. Organization and Significant Accounting Policies
DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund
12 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of June 30, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 3,557,920	$ —	$ —	$ —	$ 3,557,920
Exchange-Traded Funds	373,950	—	—	—	373,950
Total Borrowings	$ 3,931,870	$ —	$ —	$ —	$ 3,931,870
Gross amount of recognized liabilities for securities lending transactions:					$ 3,931,870
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $44,358,896. The net unrealized for all investments based on tax cost was $36,202,335. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $38,609,827 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,407,492.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated Investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 13

such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the six months ended June 30, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $7,083,271 and $9,217,132, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.550%
Next $750 million	.525%
Over $1 billion	.500%
Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $36,331, of which $5,996 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC aggregated $233, of which $72 is unpaid.
14 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $292, of which $192 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $454.
D.	Ownership of the Fund
At June 30, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 15

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A
Beginning Account Value 1/1/21	$1,000.00
Ending Account Value 6/30/21	$1,096.78
Expenses Paid per $1,000*	$ 4.11
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/21	$1,000.00
Ending Account Value 6/30/21	$1,020.88
Expenses Paid per $1,000*	$ 3.96
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.79%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
16 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the
18 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

one-, three- and five-year periods ended December 31, 2019. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP	| 19

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
20 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Growth VIP

Notes

Notes

Notes

VS2SMCG-3 (R-028388-10 8/21)

June 30, 2021
Semiannual Report
Deutsche DWS Variable Series II

DWS Small Mid Cap Value VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
13	Notes to Financial Statements
18	Information About Your Fund's Expenses
19	Liquidity Risk Management
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock's performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Performance Summary	June 30, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.88% and 1.25% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30

Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Value VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,451	$16,014	$12,560	$16,210	$23,308
	Average annual total return	24.51%	60.14%	7.90%	10.14%	8.83%
Russell 2500 Value Index	Growth of $10,000	$12,268	$16,323	$13,528	$17,851	$28,215
	Average annual total return	22.68%	63.23%	10.60%	12.29%	10.93%
DWS Small Mid Cap Value VIP		6-Month ‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,432	$15,942	$12,421	$15,919	$22,485
	Average annual total return	24.32%	59.42%	7.50%	9.74%	8.44%
Russell 2500 Value Index	Growth of $10,000	$12,268	$16,323	$13,528	$17,851	$28,215
	Average annual total return	22.68%	63.23%	10.60%	12.29%	10.93%
The growth of $10,000 is cumulative.
‡	Total returns shown for periods less than one year are not annualized.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 3

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/21	12/31/20
Common Stocks	100%	100%
Cash Equivalents	0%	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/21	12/31/20
Financials	21%	20%
Industrials	17%	17%
Consumer Discretionary	16%	14%
Real Estate	10%	12%
Information Technology	9%	9%
Health Care	7%	7%
Materials	6%	7%
Energy	4%	4%
Communication Services	4%	3%
Consumer Staples	3%	3%
Utilities	3%	4%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Portfolio Management Team
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Managers
4 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Investment Portfolio	as of June 30, 2021 (Unaudited)
	Shares	Value ($)
Common Stocks 99.8%
Communication Services 3.6%
Entertainment 1.4%
Lions Gate Entertainment Corp. "A"*	51,576	1,067,623
Madison Square Garden Sports Corp.*	1,873	323,224
		1,390,847
Media 1.8%
Interpublic Group of Companies, Inc.	55,820	1,813,592
Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	20,448	463,351
Consumer Discretionary 15.5%
Auto Components 0.8%
Goodyear Tire & Rubber Co.*	47,665	817,455
Automobiles 0.9%
Winnebago Industries, Inc. (a)	13,988	950,624
Distributors 0.4%
Core-Mark Holding Co., Inc.	7,852	353,419
Hotels, Restaurants & Leisure 4.0%
Aramark (a)	21,267	792,196
Boyd Gaming Corp.*	10,785	663,170
Choice Hotels International, Inc.	2,519	299,408
International Game Technology PLC* (a)	51,377	1,230,993
Red Rock Resorts, Inc. "A"* (a)	26,065	1,107,762
		4,093,529
Household Durables 2.1%
Beazer Homes U.S.A., Inc.*	25,280	487,651
PulteGroup, Inc.	29,316	1,599,774
		2,087,425
Internet & Direct Marketing Retail 2.4%
Overstock.com, Inc.*	14,352	1,323,255
Qurate Retail, Inc. "A"	86,535	1,132,743
		2,455,998
Leisure Products 2.0%
Brunswick Corp. (a)	16,400	1,633,768
Nautilus, Inc.* (a)	21,448	361,399
		1,995,167
Specialty Retail 0.5%
American Eagle Outfitters, Inc.	13,712	514,611
Textiles, Apparel & Luxury Goods 2.4%
Columbia Sportswear Co.	15,364	1,511,203
	Shares	Value ($)
Under Armour, Inc. "A"*	42,542	899,763
		2,410,966
Consumer Staples 3.4%
Food & Staples Retailing 0.5%
The Andersons, Inc. (a)	17,817	543,953
Food Products 1.0%
Darling Ingredients, Inc.*	10,689	721,508
Hostess Brands, Inc.* (a)	16,742	271,053
		992,561
Household Products 1.9%
Central Garden & Pet Co.* (a)	18,906	1,000,694
Spectrum Brands Holdings, Inc.	11,070	941,393
		1,942,087
Energy 4.3%
Energy Equipment & Services 0.3%
NexTier Oilfield Solutions, Inc.*	63,879	304,064
Oil, Gas & Consumable Fuels 4.0%
Bonanza Creek Energy, Inc. (a)	9,463	445,423
Devon Energy Corp.	39,008	1,138,644
Renewable Energy Group, Inc.*	5,134	320,054
Targa Resources Corp.	47,649	2,117,998
		4,022,119
Financials 20.5%
Banks 9.1%
BankUnited, Inc.	40,858	1,744,228
Commerce Bancshares, Inc. (a)	3,269	243,737
ConnectOne Bancorp., Inc. (a)	10,991	287,634
Eagle Bancorp., Inc. (a)	28,325	1,588,466
Flushing Financial Corp.	13,671	292,970
Hancock Whitney Corp.	27,179	1,207,835
Hilltop Holdings, Inc. (a)	25,980	945,672
Primis Financial Corp.	24,377	371,993
Simmons First National Corp. "A"	30,801	903,701
UMB Financial Corp. (a)	14,325	1,333,084
Valley National Bancorp. (a)	21,242	285,280
		9,204,600
Capital Markets 1.3%
Donnelley Financial Solutions, Inc.*	41,779	1,378,707
Consumer Finance 1.3%
Credit Acceptance Corp.* (a)	1,922	872,799

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 5

	Shares	Value ($)
Navient Corp.	24,276	469,255
		1,342,054
Diversified Financial Services 1.0%
Voya Financial, Inc.	15,943	980,495
Insurance 5.3%
AMERISAFE, Inc.	7,481	446,541
Assurant, Inc.	10,659	1,664,723
Athene Holding Ltd. "A"*	4,932	332,910
Brown & Brown, Inc.	39,183	2,082,184
Everest Re Group Ltd.	3,325	837,933
		5,364,291
Mortgage Real Estate Investment Trusts (REITs) 1.6%
Blackstone Mortgage Trust, Inc. "A" (a)	8,235	262,614
Ellington Financial, Inc.	38,422	735,781
PennyMac Mortgage Investment Trust (a)	17,700	372,762
Redwood Trust, Inc.	25,934	313,024
		1,684,181
Thrifts & Mortgage Finance 0.9%
Walker & Dunlop, Inc.	8,497	886,917
Health Care 7.0%
Biotechnology 2.5%
Agios Pharmaceuticals, Inc.* (a)	7,196	396,571
Bluebird Bio, Inc.* (a)	10,949	350,149
Myriad Genetics, Inc.*	28,279	864,772
Novavax, Inc.* (a)	2,525	536,083
Sage Therapeutics, Inc.* (a)	6,809	386,819
		2,534,394
Health Care Equipment & Supplies 1.2%
ICU Medical, Inc.*	1,523	313,434
Invacare Corp.* (a)	69,559	561,341
Pulmonx Corp.* (a)	7,136	314,840
		1,189,615
Health Care Providers & Services 0.7%
Molina Healthcare, Inc.*	2,825	714,895
Life Sciences Tools & Services 2.0%
Bruker Corp. (a)	7,998	607,688
PerkinElmer, Inc.	6,317	975,408
Syneos Health, Inc.*	5,342	478,056
		2,061,152
Pharmaceuticals 0.6%
Endo International PLC* (a)	54,626	255,649
Reata Pharmaceuticals, Inc. "A"* (a)	2,709	383,405
		639,054
Industrials 16.9%
Aerospace & Defense 1.8%
Teledyne Technologies, Inc.*	1,740	728,764
	Shares	Value ($)
Virgin Galactic Holdings Inc.* (a)	24,377	1,121,342
		1,850,106
Air Freight & Logistics 1.5%
Atlas Air Worldwide Holdings, Inc.* (a)	10,970	747,167
XPO Logistics, Inc.*	5,557	777,369
		1,524,536
Airlines 0.3%
Mesa Air Group, Inc.* (a)	28,416	265,121
Building Products 0.6%
Resideo Technologies, Inc.*	13,394	401,820
Simpson Manufacturing Co., Inc.	2,358	260,418
		662,238
Commercial Services & Supplies 0.7%
IAA, Inc.* (a)	8,930	487,042
Interface, Inc.	18,505	283,127
		770,169
Construction & Engineering 1.7%
Jacobs Engineering Group, Inc.	13,194	1,760,344
Electrical Equipment 1.9%
EnerSys	19,537	1,909,351
Industrial Conglomerates 1.8%
Carlisle Companies, Inc.	9,414	1,801,651
IT Services 0.6%
Leidos Holdings, Inc. (a)	5,964	602,960
Machinery 3.8%
Hillenbrand, Inc.	39,891	1,758,395
Pentair PLC (a)	6,838	461,497
The Manitowoc Co., Inc.* (a)	65,696	1,609,552
		3,829,444
Road & Rail 0.5%
Knight-Swift Transportation Holdings, Inc. (a)	10,968	498,605
Trading Companies & Distributors 1.7%
MRC Global, Inc.* (a)	68,155	640,657
NOW, Inc.* (a)	110,764	1,051,150
		1,691,807
Information Technology 8.9%
Communications Equipment 1.6%
Ciena Corp.*	8,005	455,405
CommScope Holding Co., Inc.*	55,124	1,174,692
		1,630,097
Electronic Equipment, Instruments & Components 2.8%
Arlo Technologies, Inc.* (a)	103,100	697,987
Avnet, Inc.	23,851	955,948
Insight Enterprises, Inc.*	6,858	685,869
The accompanying notes are an integral part of the financial statements.
6 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

	Shares	Value ($)
SYNNEX Corp.	3,858	469,750
		2,809,554
IT Services 1.5%
Alliance Data Systems Corp. (a)	8,972	934,793
Concentrix Corp.*	3,463	556,850
		1,491,643
Semiconductors & Semiconductor Equipment 1.0%
Cirrus Logic, Inc.*	12,060	1,026,547
Software 2.0%
Cloudera, Inc.*	29,467	467,347
Cognyte Software Ltd.* (a)	24,927	610,711
Verint Systems, Inc.* (a)	20,784	936,735
		2,014,793
Materials 6.5%
Chemicals 2.8%
Albemarle Corp.	1,936	326,139
Avient Corp. (a)	10,984	539,973
H.B. Fuller Co.	6,231	396,354
Kraton Corp.* (a)	40,580	1,310,328
The Mosaic Co.	9,410	300,273
		2,873,067
Containers & Packaging 0.5%
Graphic Packaging Holding Co.	24,711	448,257
Metals & Mining 3.2%
Coeur Mining, Inc.* (a)	131,253	1,165,527
Steel Dynamics, Inc.	34,505	2,056,498
		3,222,025
Real Estate 10.0%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	10,124	713,641
Duke Realty Corp.	16,173	765,792
Gaming and Leisure Properties, Inc. (a)	32,357	1,499,100
Highwoods Properties, Inc.	27,352	1,235,490
Iron Mountain, Inc.	8,087	342,242
	Shares	Value ($)
Lexington Realty Trust (a)	108,419	1,295,607
NexPoint Residential Trust, Inc. (a)	10,378	570,582
Safehold, Inc. (a)	3,722	292,177
SITE Centers Corp. (a)	38,885	585,608
STAG Industrial, Inc.	52,878	1,979,223
Urban Edge Properties (a)	47,255	902,570
		10,182,032
Utilities 3.2%
Electric Utilities 2.3%
IDACORP, Inc. (a)	11,735	1,144,162
PG&E Corp.*	32,971	335,315
Pinnacle West Capital Corp.	10,509	861,423
		2,340,900
Gas Utilities 0.9%
UGI Corp.	20,166	933,888
Total Common Stocks (Cost $71,622,125)		101,271,258
Securities Lending Collateral 17.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $17,646,074)	17,646,074	17,646,074
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 0.02% (b) (Cost $378,728)	378,728	378,728
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $89,646,927)	117.6	119,296,060
Other Assets and Liabilities, Net	(17.6)	(17,816,487)
Net Assets	100.0	101,479,573
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 7

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 17.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
2,438,401	15,207,673 (d)	—	—	—	5,780	—	17,646,074	17,646,074
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 0.02% (b)
259,282	8,149,465	8,030,019	—	—	156	—	378,728	378,728
2,697,683	23,357,138	8,030,019	—	—	5,936	—	18,024,802	18,024,802
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2021 amounted to $16,780,678, which is 16.5% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 101,271,258	$ —	$ —	$ 101,271,258
Short-Term Investments (a)	18,024,802	—	—	18,024,802
Total	$ 119,296,060	$ —	$ —	$ 119,296,060
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Statement of Assets and Liabilities
as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $71,622,125) — including $16,780,678 of securities loaned	$ 101,271,258
Investment in DWS Government & Agency Securities Portfolio (cost $17,646,074)*	17,646,074
Investment in DWS Central Cash Management Government Fund (cost $378,728)	378,728
Cash	12,462
Receivable for Fund shares sold	2,835
Dividends receivable	85,865
Interest receivable	3,141
Other assets	868
Total assets	119,401,231
Liabilities
Payable upon return of securities loaned	17,646,074
Payable for Fund shares redeemed	161,872
Accrued management fee	54,930
Accrued Trustees' fees	709
Other accrued expenses and payables	58,073
Total liabilities	17,921,658
Net assets, at value	$ 101,479,573
Net Assets Consist of
Distributable earnings (loss)	26,289,907
Paid-in capital	75,189,666
Net assets, at value	$ 101,479,573
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($81,147,883 ÷ 5,498,056 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.76
Class B
Net Asset Value, offering and redemption price per share ($20,331,690 ÷ 1,375,979 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.78
*	Represents collateral on securities loaned.
Statement of Operations
for the six months ended June 30, 2021 (Unaudited)

Investment Income
Income:
Dividends	$ 372,775
Income distributions — DWS Central Cash Management Government Fund	156
Securities lending income, net of borrower rebates	5,780
Total income	378,711
Expenses:
Management fee	311,467
Administration fee	46,480
Services to shareholders	1,245
Record keeping fee (Class B)	11,428
Distribution service fee (Class B)	23,851
Custodian fee	1,206
Professional fees	25,823
Reports to shareholders	17,468
Trustees' fees and expenses	2,293
Other	2,264
Total expenses before expense reductions	443,525
Expense reductions	(11,854)
Total expenses after expense reductions	431,671
Net investment income (loss)	(52,960)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,464,794
Payments by affiliates (see Note F)	8,938
5,473,732
Change in net unrealized appreciation (depreciation) on investments	14,997,872
Net gain (loss)	20,471,604
Net increase (decrease) in net assets resulting from operations	$20,418,644

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 9

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income (loss)	$ (52,960)	$ 1,151,659
Net realized gain (loss)	5,473,732	(8,657,454)
Change in net unrealized appreciation (depreciation)	14,997,872	5,071,194
Net increase (decrease) in net assets resulting from operations	20,418,644	(2,434,601)
Distributions to shareholders:
Class A	(986,559)	(6,015,690)
Class B	(171,519)	(1,399,898)
Total distributions	(1,158,078)	(7,415,588)
Fund share transactions:
Class A
Proceeds from shares sold	7,037,358	5,262,531
Reinvestment of distributions	986,559	6,015,690
Payments for shares redeemed	(12,533,527)	(11,188,291)
Net increase (decrease) in net assets from Class A share transactions	(4,509,610)	89,930
Class B
Proceeds from shares sold	1,375,255	3,507,387
Reinvestment of distributions	171,519	1,399,898
Payments for shares redeemed	(2,097,073)	(3,035,924)
Net increase (decrease) in net assets from Class B share transactions	(550,299)	1,871,361
Increase (decrease) in net assets	14,200,657	(7,888,898)
Net assets at beginning of period	87,278,916	95,167,814
Net assets at end of period	$101,479,573	$ 87,278,916
Other Information
Class A
Shares outstanding at beginning of period	5,853,631	5,666,170
Shares sold	504,831	527,815
Shares issued to shareholders in reinvestment of distributions	67,758	725,656
Shares redeemed	(928,164)	(1,066,010)
Net increase (decrease) in Class A shares	(355,575)	187,461
Shares outstanding at end of period	5,498,056	5,853,631
Class B
Shares outstanding at beginning of period	1,418,467	1,216,620
Shares sold	96,770	321,995
Shares issued to shareholders in reinvestment of distributions	11,756	168,662
Shares redeemed	(151,014)	(288,810)
Net increase (decrease) in Class B shares	(42,488)	201,847
Shares outstanding at end of period	1,375,979	1,418,467
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Financial Highlights
DWS Small Mid Cap Value VIP — Class A
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$12.00	$13.83	$12.21	$17.88	$16.65	$15.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.00) *	.16	.18	.10	.17	.15
Net realized and unrealized gain (loss)	2.94	(.90)	2.53 [b]	(2.47)	1.55	2.34
Total from investment operations	2.94	(.74)	2.71	(2.37)	1.72	2.49
Less distributions from:
Net investment income	(.18)	(.16)	(.10)	(.24)	(.12)	(.10)
Net realized gains	—	(.93)	(.99)	(3.06)	(.37)	(1.71)
Total distributions	(.18)	(1.09)	(1.09)	(3.30)	(.49)	(1.81)
Net asset value, end of period	$14.76	$12.00	$13.83	$12.21	$17.88	$16.65
Total Return (%)[c]	24.51 **	(1.80)	22.76 [b]	(16.01)	10.52	16.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	70	78	70	96	153
Ratio of expenses before expense reductions (%)[d]	.85 ***	.88	.88	.87	.83	.83
Ratio of expenses after expense reductions (%)[d]	.83 ***	.82	.83	.81	.83	.82
Ratio of net investment income (loss) (%)	(.04) ***	1.57	1.35	.65	.98	.99
Portfolio turnover rate (%)	18 **	43	55	64	35	53
[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Amount is less than $.005.
**	Not annualized
***	Annualized

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 11

DWS Small Mid Cap Value VIP — Class B
	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$11.99	$13.82	$12.20	$17.86	$16.63	$15.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.13	.13	.05	.11	.09
Net realized and unrealized gain (loss)	2.94	(.90)	2.53 [b]	(2.48)	1.55	2.34
Total from investment operations	2.91	(.77)	2.66	(2.43)	1.66	2.43
Less distributions from:
Net investment income	(.12)	(.13)	(.05)	(.17)	(.06)	(.04)
Net realized gains	—	(.93)	(.99)	(3.06)	(.37)	(1.71)
Total distributions	(.12)	(1.06)	(1.04)	(3.23)	(.43)	(1.75)
Net asset value, end of period	$14.78	$11.99	$13.82	$12.20	$17.86	$16.63
Total Return (%)[c]	24.32 *	(2.18)	22.32 [b]	(16.32)	10.13	16.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	17	17	15	19	15
Ratio of expenses before expense reductions (%)[d]	1.22 **	1.25	1.25	1.24	1.19	1.19
Ratio of expenses after expense reductions (%)[d]	1.20 **	1.19	1.19	1.16	1.19	1.18
Ratio of net investment income (loss) (%)	(.40) **	1.21	.99	.30	.65	.57
Portfolio turnover rate (%)	18 *	43	55	64	35	53
[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 13

the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2021, the Fund had securities on loan, which were classified as Common Stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
At December 31, 2020, the Fund had net tax basis capital loss carryforwards of approximately $8,694,000, including short-term losses ($2,621,000) and long-term losses ($6,073,000), which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $89,963,847. The net unrealized appreciation for all investments based on tax cost was $29,332,213. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $30,495,288 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,163,075.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
14 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts.  The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the six months ended June 30, 2021, purchases and sales of investment securities (excluding short-term instruments) aggregated $17,332,095 and $23,146,738, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 15

Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.82%
Class B	1.19%
Effective May 1, 2021 through April 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.84%
Class B	1.21%
For the six months ended June 30, 2021, fees waived and/or expenses reimbursed for each class were as follows:
Class A	$ 9,333
Class B	2,521
$ 11,854
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2021, the Administration Fee was $46,480, of which $8,236 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2021
Class A	$ 416	$ 127
Class B	316	102
	$ 732	$ 229
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2021, the Distribution Service Fee aggregated $23,851, of which $4,194 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $513, of which $294 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under
16 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Ownership of the Fund
At June 30, 2021, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 68%. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 28%, 18%, 17% and 12%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
F.	Payments by Affiliates
During the six months ended June 30, 2021, the Advisor agreed to reimburse the Fund $8,938 for commission costs incurred in connection with purchases and sales of portfolio assets. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 17

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,245.10	$ 1,243.20
Expenses Paid per $1,000*	$ 4.62	$ 6.67
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/21	$ 1,020.68	$ 1,018.84
Expenses Paid per $1,000*	$ 4.16	$ 6.01
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.83%	1.20%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
18 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 19

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being
20 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective February 14, 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public
Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP	| 21

relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
22 |	Deutsche DWS Variable Series II —DWS Small Mid Cap Value VIP

Notes

VS2SMCV-3 (R-028381-10 8/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/13/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/13/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/13/2021